WILLIAM BLAIR FUNDS

c/o William Blair Investment Management, LLC

150 North Riverside Plaza

Chicago, IL 60606

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF

WILLIAM BLAIR EMERGING MARKETS DEBT FUND

TO BE HELD ON SEPTEMBER 23, 2026

Dear Shareholders:

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders of William Blair Emerging Markets Debt Fund, a series of William Blair Funds, which operates as an open-end mutual fund, to be held on September 23, 2026 at 10:00 a.m., Central time, and any adjournments or postponements thereof (the “Meeting”). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

The Meeting is being held to consider and vote upon the following proposal:

1.

To approve an Agreement and Plan of Reorganization and Liquidation providing for the reorganization of William Blair Emerging Markets Debt Fund (the “Acquired Fund”), a series of William Blair Funds, into the William Blair Emerging Income ETF (the “Acquiring Fund”), a series of William Blair ETF Trust (the “Reorganization”).

2.	To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying combined Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization and Liquidation (the “Plan”), a form of which is attached as Appendix A thereto. If shareholders of the Acquired Fund (“Acquired Fund Shareholders”) approve the Reorganization, and certain other closing conditions are satisfied or waived, Acquired Fund Shareholders will become shareholders of the Acquiring Fund, which will operate as an exchange-traded fund, receiving shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Acquired Fund held as of the Closing Date of the Reorganization (and cash with respect to any fractional shares), except as noted in the combined Proxy Statement and Prospectus.

The Board of Trustees of the Acquired Fund has fixed the close of business on July 31, 2026 as the record date for determining the shareholders of the Acquired Fund entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically. To participate in the Meeting, shareholders must register in advance by visiting www.virtualshareholdermeeting.com/WEDIX2026 and submitting the required information to William Blair Investment Management, LLC.

Shareholders whose shares are registered directly with the Acquired Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 4:00 p.m., Central time, on September 18, 2026, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit www.virtualshareholdermeeting.com/WEDIX2026 and submit their name and newly-issued control number in order to register to participate in and vote at the Meeting.

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After shareholders have submitted their registration information, they will receive an email that confirms that their registration request has been received and is under review by the Adviser. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting.

Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of the Acquired Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

The Meeting webcast will begin promptly at 10:00 a.m. Central time. We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on the first page of the proxy statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

The Board of Trustees of the Acquired Fund recommends that you vote in favor of (i.e., FOR) the Reorganization.

By Order of the Board of Trustees of the Acquired Fund,

ANDREW T. PFAU

Secretary

Dated: August 5, 2026

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. If you are unable to attend the Meeting, please fill in, sign and return the enclosed proxy card, which will help achieve the necessary quorum at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their proxy card. You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum for the Meeting by promptly returning the enclosed proxy card or voting telephonically or on the Internet.

QUESTIONS AND ANSWERS

Shareholders should read the entire combined Proxy Statement and Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganization (as defined below), including the reasons for the Reorganization. The Reorganization is subject to approval by the shareholders of the Acquired Fund (as defined below).

Important additional information about the proposed Reorganization is set forth in the accompanying combined Proxy Statement and Prospectus. Please read it carefully. Your vote is important.

Q.    Why am I receiving a combined Proxy Statement and Prospectus?

A.    You are receiving a combined Proxy Statement and Prospectus because you own shares of William Blair Emerging Markets Debt Fund (the “Acquired Fund”), a series of William Blair Funds. The Acquired Fund currently operates as an open-end mutual fund.

Summary of the Proposed Reorganization:

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It is proposed that, subject to shareholder approval, the Acquired Fund be reorganized into a newly-created exchange-traded fund (“ETF”) organized solely in connection with the Reorganization to acquire substantially all of the assets and assume all of the liabilities of the Acquired Fund and continue the business of the Acquired Fund. The Reorganization, if approved by shareholders of the Acquired Fund (“Acquired Fund Shareholders”), would be accomplished in accordance with the Agreement and Plan of Reorganization and Liquidation (the “Plan”), as described below and a form of which is attached to the combined Proxy Statement and Prospectus as Appendix A (collectively, the “Proposal”).

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The newly-created ETF is William Blair Emerging Income ETF, a series of William Blair ETF Trust (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”). The Acquiring Fund’s shares will be traded on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). In effect, if the Reorganization is approved by the Acquired Fund Shareholders, the Acquired Fund will convert into an ETF through the Reorganization.

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Subject to shareholder approval, the Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for the newly issued shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled, except as noted below. Following the Reorganization, the Acquired Fund will be liquidated.

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If the Reorganization is approved by shareholders and you remain a shareholder of the Acquired Fund on the Closing Date (as defined below), you will (subject to certain exceptions described below) receive shares of the Acquiring Fund and, in some cases, cash that, combined with the shares of the Acquiring Fund, has the same value as your shares of the Acquired Fund (“Acquired Fund Shares”) on that date. Shares of the Acquiring Fund (“Acquiring Fund Shares”) will not be issued in fractional shares, so cash will be paid to some shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. For more information about the tax consequences of the Reorganization, please see the section entitled “Information About the Plan—What are the tax consequences of the Reorganization?”.

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If you do not hold your Acquired Fund Shares through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated. You will receive cash, which will be equal in value to the aggregate NAV of your Acquired Fund Shares calculated as of the Closing Date of the Reorganization (except as discussed below with respect to non-accommodating retirement accounts). The liquidation of your investment and return of cash may be taxable.

Subject to shareholder approval, the Reorganization is anticipated to occur after the close of trading on or about October 16, 2026 (the “Closing Date”).

Q.    Is the Reorganization subject to shareholder approval? Am I being asked to vote on the Reorganization?

A.    Yes. The Reorganization is subject to approval by Acquired Fund Shareholders. As a shareholder of the Acquired Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Acquired Fund on the record date.

Information about how you can vote on the Reorganization is contained in the accompanying materials. Your vote is very important regardless of the number of Acquired Fund Shares that you hold.

Q.    What are the differences between an ETF and a mutual fund?

A.    ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

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A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

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A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price which may be above (at a premium), at, or below (at a discount) NAV or the intraday value of the ETF’s holdings. An authorized participant is a member or participant of a clearing agency registered with the Securities and Exchange Commission (the “SEC”), which has a written agreement with the Acquiring Fund and or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units.

As a result of these structural differences, there are certain benefits associated with the ETF structure, including, but not limited to the following:

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Additional Trading Flexibility. As a shareholder of the Acquired Fund, you can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will have additional trading flexibility by being able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

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Increased Transparency. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. The Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at im.williamblair.com.

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Potential for Enhanced Tax Efficiency. Current Acquired Fund Shareholders are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

There are, however, certain risks associated with the ETF structure as well, including, but not limited to the following:

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Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Acquiring Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Acquiring Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Acquiring Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

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Cash Transactions Risk. Unlike certain ETFs, the Acquiring Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Acquiring Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Acquiring Fund Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

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Trading Risk. The market prices of Acquiring Fund Shares are expected to fluctuate, in some cases materially, in response to changes in the Acquiring Fund’s NAV, the intra-day value of the Acquiring Fund’s holdings, and supply and demand for shares. The Adviser (as defined below) cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. You may pay significantly more or receive significantly less than the Acquiring Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Acquiring Fund’s shares varies over time based on the Acquiring Fund’s trading volume and market liquidity and may increase if the Acquiring Fund’s trading volume, the spread of the Acquiring Fund’s underlying securities, or market liquidity decrease.

Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

Q.    Has the Board of Trustees of the Acquired Fund approved the Reorganization?

A.    Yes. After careful consideration, the Board of Trustees of the Acquired Fund (the “Acquired Fund Board”), including a majority of the independent trustees, approved the Reorganization and Plan at a meeting held on June 4, 2026 and recommended that Acquired Fund Shareholders approve the Reorganization. The Acquired Fund Board determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

The Acquired Fund Board recommends that you vote in favor of (i.e., FOR) the Reorganization.

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The Board of Trustees of William Blair ETF Trust (“Acquiring Fund Trust”) (which is comprised of the same individuals as the Acquired Fund Board) also approved the Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of any existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

Q.    What information did the Acquired Fund Board consider when evaluating the Reorganization?

A.    The Acquired Fund Board considered the Reorganization proposed by the investment adviser to the Acquired Fund, William Blair Investment Management, LLC (“WBIM” or the “Adviser”), and approved the Reorganization and Plan. In considering the Reorganization and Plan, the Acquired Fund Board considered information from the officers of the Acquired Fund and representatives of WBIM regarding the Reorganization, including: (1) a comparison of the fees and expenses of the Acquired Fund and the Acquiring Fund; (2) the potential benefits of transitioning to the ETF structure; (3) the historical performance of the Acquired Fund and the continuity of the Acquired Fund’s investment objective, principal investment strategies, principal risks and portfolio composition in the Acquiring Fund; (4) that the Reorganization would be structured to quality as a tax-free reorganization for U.S. federal income tax purposes; (5) the estimated direct and indirect costs of the Reorganization and that WBIM would bear the direct costs of the Reorganization; (6) the terms and conditions of the Reorganization; and (7) the impact of the Reorganization on the Acquired Fund and Acquired Fund Shareholders, including different subsets of Acquired Fund Shareholders. For additional information on the impact of the Reorganization on the Acquired Fund and Acquired Fund Shareholders, including different subsets of Acquired Fund Shareholders, please see “What will happen if I do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Reorganization?”.

Q.    Why is the Reorganization being proposed?

A.    WBIM proposed that the Acquired Fund be reorganized into the Acquiring Fund because of certain anticipated benefits associated with the ETF structure, which WBIM believes will better serve the interests of Acquired Fund Shareholders. As discussed in more detail below, these shareholder benefits include anticipated lower gross and net expenses as well as additional trading flexibility, increased transparency and the potential for enhanced tax efficiency.

Q.    How will the Reorganization affect me as a shareholder?

A.    If the Reorganization is consummated, you will cease to be a shareholder of the Acquired Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization. If you hold your shares of the Acquired Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will (subject to certain exceptions) receive shares of the Acquiring Fund and, in some cases, cash that, combined with the shares of the Acquiring Fund, has the same value as your shares of the Acquired Fund on the Closing Date of the Reorganization. Acquiring Fund Shares will not be issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

As discussed below, if the Reorganization is approved by Acquired Fund Shareholders and you desire to hold shares of the Acquiring Fund, it is important for you to determine that you hold your Acquired Fund Shares in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization or, if you do not own Acquired Fund Shares through such an account, that you take necessary actions to be able to receive shares of the Acquiring Fund.

Q.    What will happen if I do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Reorganization?

A.    If you do not have a brokerage account that can accept Acquiring Fund Shares at the time of the Reorganization, you will not receive Acquiring Fund Shares in connection with the Reorganization. Instead, depending on the type of account through which you hold your Acquired Fund Shares, you will receive cash equal in value to the aggregate NAV of your Acquired Fund Shares on the Closing Date of the Reorganization. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses. In addition, the liquidation or transfer of your investment may be subject to tax. More detail is provided below with respect to the types of accounts that cannot hold Acquiring Fund Shares and what will happen if you own your investment in the Acquired Fund through such accounts.

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Non-Accommodating Brokerage Accounts: If you hold shares of the Acquired Fund in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated. You will receive cash, which will be equal in value to the aggregate NAV of your Acquired Fund Shares calculated as of the Closing Date of the Reorganization.

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Non-Accommodating Retirement Accounts: If you hold shares of the Acquired Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to the Reorganization.

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Fund Direct Accounts: If you hold shares of the Acquired Fund in an account directly with the Acquired Fund at its transfer agent, SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”) (a “fund direct account”), you should transfer your shares of the Acquired Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated. You will receive cash, which will be equal in value to the aggregate NAV of your Acquired Fund Shares calculated as of the Closing Date of the Reorganization.

It may take time for you to receive your cash. Please consult with your financial intermediary or tax advisor for more information on the impact that the Reorganization would have on you and your investments.

If you do not currently hold your shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. Other than the approval by the requisite vote of Acquired Fund Shareholders, no other action is required by Acquired Fund Shareholders for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-800-724-7272 or contact your financial advisor or other financial intermediary.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed for trading on NYSE Arca. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares will trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount to) or greater than (premium to) the Acquiring Fund’s NAV per share. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q.    How do I transfer my Acquired Fund Shares from a fund direct account to a brokerage account that will accept Acquiring Fund Shares?

A.    Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Acquired Fund into your brokerage account. Also, inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

It is suggested that you provide your broker with a copy of your quarterly account statement from the Acquired Fund. Your broker will require your account number with the Acquired Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.    How do I transfer my Acquired Fund Shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund Shares?

A.    The broker where you hold your Acquired Fund Shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker to make the necessary changes to your account. The sooner you initiate making these changes, the better.

Q.    Is the Reorganization expected to affect the way my investments are managed?

A.    The Reorganization is not expected to affect the way the Acquired Fund’s investments are managed. The Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies, though certain clarifications have been incorporated into the Acquiring Fund’s principal investment strategies. There are several important differences between the Acquired Fund and the Acquiring Fund with respect to their principal investment risks due to the ETF structure, as described below. In addition, the Acquired Fund and the Acquiring Fund have substantially similar fundamental investment policies. Each Fund’s investment objective may be changed without shareholder approval with notice to shareholders.

WBIM is the investment adviser to each of the Acquired Fund and Acquiring Fund. The same individuals responsible for the day-to-day portfolio management of the Acquired Fund as of the date of the combined Proxy Statement and Prospectus will be responsible for the day-to-day portfolio management of the Acquiring Fund. The Acquiring Fund is a newly-created series of the Acquiring Fund Trust and will not commence operations until the consummation of the Reorganization.

Q.    Are the fees and expenses of the Acquiring Fund expected to be lower than the fees and expenses of the Acquired Fund?

A.    Yes. The Acquiring Fund employs a unitary fee structure pursuant to which WBIM bears substantially all operating expenses of the Fund, subject to certain exceptions. Following the Reorganization, the Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund. The contractual management fee rate of the Acquiring Fund is equal to that of the Acquired Fund. For additional discussion regarding the comparison of the fees and expenses of the Acquired Fund and the Acquiring Fund, please see the section entitled, “Comparison of the Funds’ Fees and Expenses.”

More information on the effects of the potential expense reductions is available in the combined Proxy Statement and Prospectus.

Q.    Will I be subject to comparable investment risks as a shareholder of the Acquiring Fund?

A.    The Acquiring Fund will be subject to similar investment risks as the Acquired Fund. However, there are certain differences in these risks, such as those described below with respect to ETF-specific structural risks. For additional discussion of these and other risk factors, please see the section entitled “Comparison of the Funds’ Risks.”

Q.    Is there anything else that will be different if I become a shareholder of the Acquiring Fund?

A.    Yes. As a shareholder of the Acquired Fund, you can only purchase or redeem your shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund, subject to any applicable sales charges and fees.

Acquiring Fund Shares may only be purchased and sold on the secondary market through a broker at market prices (which may be above (premium to), at, or below (discount to) the NAV per share). When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security.

In addition, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and/or distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, does not issue multiple classes of shares. Unlike Acquired Fund Shareholders, shareholders of the Acquiring Fund will not own a particular class of shares.

The Acquired Fund and the Acquiring Fund are governed by different organizational documents, which in certain cases provide shareholders different rights. For additional information about certain differences between the organizational documents, please see Appendix E.

Q.    Will the Acquired Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A.    No. Neither the Acquired Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q.    When is the Reorganization expected to occur?

A.    Subject to shareholder approval, the Reorganization is anticipated to occur after the close of trading on or about October 16, 2026.

The Closing Date is subject to change. The Acquired Fund will publicly disclose any changes to the Closing Date.

Q.    Who will pay the costs in connection with the Reorganization?

A.    WBIM will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) whether or not the Reorganization is consummated. To the extent that any securities are unable to be transferred by the Acquired Fund to the Acquiring Fund, shareholders of the Acquired Fund will bear the transaction costs associated with any such portfolio sales and shareholders of the Acquiring Fund will bear the costs of any security purchases required after the Reorganization. WBIM currently anticipates that the Acquired Fund will need to dispose of any securities that are not transferable, cannot be held by the Acquiring Fund or do not align with the Acquiring Fund’s creation basket requirements. Based on the Acquired Fund’s holdings as of June 15, 2026, approximately 8% of the Acquired Fund’s holdings are not transferable (due to restrictions in certain markets) and would have to be sold by the Acquired Fund before the closing of the Reorganization. As of June 15, 2026, the expected trading expenses to sell non-transferable portfolio holdings and realign the portfolio on an aggregate level would be approximately $71,000 (or 0.07% of the Acquired Fund’s NAV as of June 15, 2026) or $0.008 per share of the Acquired Fund as of June 15, 2026. WBIM expects that any capital gains realized as a result of portfolio transactions in connection with the Reorganization would be offset by the Acquired Fund’s existing capital loss carryforwards (to the extent available and permissible under applicable tax rules).

Q.    Will the Reorganization result in any federal tax liability to me?

A.    The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization qualifies for tax-free treatment, Acquired Fund Shareholders would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of Acquired Fund Shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to any cash received or with respect to investors whose shares are redeemed prior to the Reorganization, as explained herein). Acquiring Fund Shares will not be issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares, which cash payment may be taxable. Capital gains from holdings sold by the Acquired Fund prior to the Reorganization may be distributed either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

In addition, if the Reorganization is approved by shareholders, the Acquired Fund will incur transaction costs during the period prior to and in connection with the Reorganization with respect to any redemptions of Acquired Fund Shareholders. To fund the redemption transactions, the Acquired Fund may have to sell securities. These transactions may also result in net realized capital gains to the Acquired Fund, which may result in taxable distributions to shareholders either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

The Reorganization may not be recognized as a tax-free reorganization under the tax laws of certain foreign jurisdictions.

Shareholders should consult their tax advisors about possible state, local, foreign and other tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the U.S. federal income tax consequences of the Reorganization only.

Q.    Can I purchase, redeem, or exchange shares of the Acquired Fund before the Reorganization takes place?

A.    Yes. If the Reorganization is approved by Acquired Fund Shareholders, purchase orders, exchange orders, and redemption orders must be received by the Acquired Fund on or about the dates indicated below:

Final Date to Purchase Acquired Fund Shares or Exchange Shares of Another William Blair Mutual Fund for Acquired Fund Shares	Final Date to Redeem Acquired Fund Shares or Exchange Acquired Fund Shares for Shares of Another William Blair Mutual Fund
October 14, 2026	October 15, 2026

These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be publicly disclosed.

If the Reorganization is approved by Acquired Fund Shareholders, any shares of the Acquired Fund that you hold after October 15, 2026 will be reorganized into shares of the Acquiring Fund as a result of the Reorganization, other than as described in the combined Proxy Statement and Prospectus and the Plan.

If you do not want to (or cannot) receive shares of the Acquiring Fund in connection with the Reorganization if approved by shareholders, you can exchange your Acquired Fund Shares for shares of another William Blair mutual fund that is not participating in the Reorganization or redeem your Acquired Fund Shares. Prior to doing so, however, you should consider the tax consequences associated with either action and, if exchanging shares to another William Blair mutual fund, you should review the prospectus relating to such other William Blair mutual fund and the details associated with any such exchange. If you hold your shares in a taxable account, such exchange or redemption of your Acquired Fund Shares will be a taxable event, and you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.    Whom do I contact for further information?

A.    If you have questions, please call 1-800-742-7272. You can also find information online at im.williamblair.com.

THE ATTACHED COMBINED PROXY STATEMENT AND PROSPECTUS CONTAINS MORE

DETAILED INFORMATION ABOUT THE PROPOSAL.

PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

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COMBINED PROXY STATEMENT AND PROSPECTUS

Dated August 5, 2026

PROXY STATEMENT FOR WILLIAM BLAIR EMERGING MARKETS DEBT FUND, a series of WILLIAM BLAIR FUNDS 150 North Riverside Plaza Chicago, IL 60606	PROSPECTUS FOR WILLIAM BLAIR EMERGING INCOME ETF, a series of WILLIAM BLAIR ETF TRUST 150 North Riverside Plaza Chicago, IL 60606

This combined Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of William Blair Funds (“Acquired Fund Trust”) to be voted at a Special Meeting of Shareholders of William Blair Emerging Markets Debt Fund (“Acquired Fund”), a series of Acquired Fund Trust which operates as a non-diversified open-end mutual fund, to be held virtually on September 23, 2026 at 10:00 a.m., Central time and at any and all adjournments or postponements thereof (the “Meeting”).

At the Meeting, shareholders of the Acquired Fund will be asked to consider and vote upon a proposal (“Proposal”) to approve the Agreement and Plan of Reorganization and Liquidation (the “Plan”) relating to the reorganization of the Acquired Fund into the newly-created William Blair Emerging Income ETF (the “Acquiring Fund”), a series of William Blair ETF Trust (“Acquiring Fund Trust”), that will operate as a non-diversified exchange-traded fund (“ETF”), as set forth in the Plan (the “Reorganization”).

The Board of Trustees of the Acquired Fund recommends that you vote in favor of (i.e., FOR) the Reorganization.

Shares of the Acquiring Fund will be listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Reports, proxy materials and other information concerning the Acquiring Fund will be available for inspection at the NYSE.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC” OR “COMMISSION”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund Trust, on behalf of the Acquiring Fund, in exchange for (i) the assumption by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Acquired Fund; and (ii) the distribution of (a) the shares of the Acquiring Fund (“Acquiring Fund Shares”) to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold shares of the Acquired Fund (“Acquired Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (b) cash distributions to the Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; and (c) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the aggregate net asset value of the Acquired Fund Shares held by the Acquired Fund Shareholders.

The terms and conditions of the Reorganization are further described in this combined Proxy Statement and Prospectus and are set forth in the form of Agreement and Plan of Reorganization and Liquidation attached hereto as Appendix A.

It is expected that this combined Proxy Statement and Prospectus and the accompanying Notice of a Special Meeting of Shareholders (“Notice”) and proxy card will first be mailed to Acquired Fund Shareholders on or about August 21, 2026. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice.

The Board of Trustees of the Acquired Fund (“Acquired Fund Board” or “Acquired Fund Trustees”) is soliciting these proxies on behalf of the Acquired Fund. The Acquired Fund Board, including a majority of the Independent Trustees,

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approved the proposed Reorganization and Plan and determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization.

The Acquired Fund and the Acquiring Fund are series of registered, open-end management investment companies, although the Acquired Fund is a mutual fund while the Acquiring Fund will operate as an ETF.

The Acquired Fund Board has fixed the close of business on July 31, 2026, as the record date (the “Record Date”) for the determination of Acquired Fund Shareholders entitled to notice of, and to vote at, the Meeting. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. Appendix G provides more information regarding the outstanding shares of the Acquired Fund and interests of certain persons in the Acquired Fund as of the Record Date.

This combined Proxy Statement and Prospectus constitutes a proxy statement for the Acquired Fund and also constitutes a Prospectus of the Acquiring Fund, filed by Acquiring Fund Trust with the SEC as part of the Acquiring Fund Trust’s Registration Statement on Form N-14 (the “Registration Statement”). This combined Proxy Statement and Prospectus, which constitutes part of a Registration Statement filed by the Acquiring Fund Trust with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

This combined Proxy Statement and Prospectus, which you should read carefully, sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting with respect to the Reorganization and investing in the Acquiring Fund.

You should retain this combined Proxy Statement and Prospectus for future reference. Additional information about the Acquired Fund, the Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the SEC and which are incorporated by reference into this combined Proxy Statement and Prospectus (which means they are deemed part of this combined Proxy Statement and Prospectus for legal purposes):

1.

The Prospectus of Acquired Fund dated May 1, 2026, as supplemented and amended to date (File No. 811-05344; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-26-191656);

2.

Statement of Additional Information of Acquired Fund, dated May 1, 2026, as supplemented and amended to date (File No. 811-05344; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-26-191656);

3.

The audited financial statements of the Acquired Fund for the fiscal year ended December 31, 2025 included in the Fund’s report filed on Form N-CSR (File No. 811-05344; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-26-076075); and

4.	A Statement of Additional Information (“SAI”) dated August 5, 2026 relating to this combined Proxy Statement and Prospectus.

You may request a copy of the SAI relating to this combined Proxy Statement and Prospectus without charge by writing to the Acquiring Fund at 150 North Riverside Plaza, Chicago, Illinois 60606, or by calling toll-free 1-800- 742-7272.

You may obtain copies of the Acquired Fund’s Prospectus, related Statement of Additional Information, and/or annual or semi-annual reports of the Acquired Fund without charge by contacting the Acquired Fund at 1-800-742-7272; by visiting https://im.williamblair.com/investments/resources-us#prospectuses-and-reports-tab or on the EDGAR Database by visiting the SEC’s website at http://www.sec.gov.

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The Acquiring Fund is a newly organized series and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Reorganization for the purpose of acquiring substantially all of the assets and assuming all of the liabilities of the Acquired Fund and will not commence operations until the date of the Reorganization. Accordingly, the Acquiring Fund does not have any annual or semi-annual reports to date. The Acquired Fund will be the accounting and performance survivor in the Reorganization (subject to shareholder approval of the Reorganization), and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Acquired Fund.

AN INVESTMENT IN THE ACQUIRING FUND IS NOT GUARANTEED OR ENDORSED BY A BANK, IS NOT A BANK DEPOSIT OR OBLIGATION THEREOF, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE ACQUIRING FUND INVOLVES INVESTMENT RISK, AND YOU MAY LOSE MONEY INVESTING IN THE ACQUIRING FUND.

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SUMMARY

This is only a summary of certain information contained in this combined Proxy Statement and Prospectus. Shareholders should carefully read the information contained in the rest of this combined Proxy Statement and Prospectus, including the Plan relating to the Reorganization, a form of which is attached to this combined Proxy Statement and Prospectus in Appendix A. For purposes of this combined Proxy Statement and Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Acquired Fund.

On what proposal am I being asked to vote?

You are being asked to vote on a proposal to reorganize the Acquired Fund into the Acquiring Fund, a newly created ETF, pursuant to the Plan.

The Acquired Fund currently operates as an open-end mutual fund. If shareholders of the Acquired Fund approve the Reorganization, the Acquired Fund will be converted into an ETF through the reorganization of the Acquired Fund into the newly-created Acquiring Fund. As summarized in this combined Proxy Statement and Prospectus, there are certain similarities and differences between the Acquired Fund and the Acquiring Fund, including important structural differences as well as important differences with respect to principal risks due to the ETF structure, as described below.

The Plan provides for the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund Trust, on behalf of the Acquiring Fund, in exchange for (i) the assumption by Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the liabilities of the Acquired Fund; and (ii) the distribution of (a) the shares of the Acquiring Fund (“Acquiring Fund Shares”) to the shareholders of the Acquired Fund (“Acquired Fund Shareholders”) who hold shares of the Acquired Fund (“Acquired Fund Shares”) through a brokerage account that can accept Acquiring Fund Shares; (b) cash distributions to the Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; and (c) with respect to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares, the distribution of cash equal to the aggregate net asset value of the Acquired Fund Shares held by the Acquired Fund Shareholders.

Subject to shareholder approval, the Reorganization is anticipated to occur after the close of trading on or about October 16, 2026 (the “Closing Date”).

If the Reorganization is approved by the Acquired Fund Shareholders, Acquired Fund Shareholders who do not wish to have their Acquired Fund Shares exchanged for Acquiring Fund Shares as part of the Reorganization should consider redeeming their Acquired Fund Shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. If, instead, you receive Acquiring Fund Shares in exchange for your Acquired Fund Shares as part of the Reorganization, you generally will not recognize any taxable gain or loss on such exchange. See the section entitled “What are the U.S. federal income tax consequences of the Reorganization?” below.

The Reorganization will be effected only if the Acquired Fund Shareholders approve the Reorganization and certain closing conditions are satisfied or waived.

How will the Reorganization be implemented?

The terms and conditions under which the transactions may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the form of Plan, a copy of which is attached as Appendix A to this Proxy Statement and Prospectus.

The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, including approval by shareholders of the Acquired Fund, some of which may be waived by a Fund. In addition, the Plan may be amended in any mutually agreeable manner.

The Plan contemplates (a) the transfer of assets of the Acquired Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred pursuant to the Agreement, less (i) the value of the liabilities of the Acquired Fund; (ii) the value of cash to be distributed to applicable Acquired Fund shareholders in lieu of fractional Acquiring Fund shares; and (iii) the value of cash to be distributed to

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Acquired Fund shareholders who do not hold Acquired Fund shares through a brokerage account that can accept Acquiring Fund shares and for which no account has been established to receive such shares (“Cash-Out Shareholders”), who shall not receive a distribution of Acquiring Fund shares and in lieu thereof shall receive a distribution of cash, equal to the net asset value of their Acquired Fund shares; and (b) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided for in the Agreement.

The value of each Acquired Fund’s assets shall be the value of such assets computed as of immediately after the close of business of the NYSE and after the declaration of any dividends on the Closing Date, or such other time as agreed to in writing by each of the Acquired Fund and the Acquiring Fund, using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and Acquired Fund valuation procedures established by the Acquired Fund Board.

As soon on or after the Closing Date as is conveniently practicable, the Acquired Fund will take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Fund will: (i) distribute pro rata to the Acquired Fund’s shareholders of record (except for Cash-Out Shareholders) determined as of the close of business on the Closing Date, the Acquiring Fund shares it receives; (ii) distribute cash as discussed above; and (iii) completely liquidate.

The costs associated with the Reorganization, including the preparation of filings with the SEC, mailing costs to Acquired Fund shareholders and legal costs associated with any necessary documentation to effect the Reorganization would be paid by the Acquired Fund’s investment adviser, William Blair Investment Management, LLC (“WBIM” or the “Adviser”). These costs exclude transactions costs associated with the sale and purchase of portfolio securities in connection with the Reorganization. To the extent that any securities are unable to be transferred by the Acquired Fund to the Acquiring Fund, shareholders of the Acquired Fund will bear the transaction costs associated with any such portfolio sales and shareholders of the Acquiring Fund will bear the costs of any security purchases required after the Reorganization. Based on the Acquired Fund’s holdings as of June 15, 2026, approximately 8% of the Acquired Fund’s holdings are not transferable (due to restrictions in certain markets) and would have to be sold by the Acquired Fund before the closing of the Reorganization. As of June 15, 2026, the expected trading expenses to sell non-transferable portfolio holdings and realign the portfolio on an aggregate level would be approximately $71,000 (or 0.07% of the Acquired Fund’s NAV as of June 15, 2026) or $0.008 per share of the Acquired Fund as of June 15, 2026.

Why is the Reorganization being proposed and did the Acquired Fund Board approve the Reorganization?

After careful consideration of factors it deemed relevant, including the potential impact of the Reorganization on different subsets of the Acquired Fund Shareholders, the Acquired Fund’s investment adviser proposed to the Acquired Fund Board that the Acquired Fund be reorganized into the Acquiring Fund because of certain anticipated benefits associated with the ETF structure, which WBIM believes will better serve the interests of Acquired Fund Shareholders. As discussed in more detail below, these benefits include anticipated lower gross and net expenses as well as additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

Following the Reorganization, the Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund both before and after fee waivers and expense reimbursements. The contractual management fee rate for the Acquiring Fund is the same as that of the Acquired Fund. The Adviser has contractually agreed, through April 30, 2028, to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.55% based on the Acquiring Fund’s average daily net assets. Accordingly, shareholders are anticipated to benefit directly from the expected lower total annual fund operating expenses.

In addition, current Acquired Fund Shareholders are expected to benefit from the potential for greater cash efficiency with the ETF structure. ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests as mutual funds. Accordingly, the Acquiring Fund may operate with less cash and incur lower transaction costs than the Acquired Fund.

Current Acquired Fund Shareholders also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. While the tax

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treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in kind.

The Reorganization is not expected to affect the way the Acquired Fund’s investments are managed. The Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies, though certain clarifications have been incorporated into the Acquiring Fund’s principal investment strategies. There are several important differences between the Acquired Fund and the Acquiring Fund with respect to their principal investment risks due to the ETF structure, as described below. In addition, the Acquired Fund and the Acquiring Fund have substantially similar fundamental investment policies. Each Fund’s investment objective may be changed without shareholder approval with notice to shareholders. The Acquired Fund and the Acquiring Fund have the same fundamental and non-fundamental investment policies and limitations.

The Acquiring Fund will have the benefits of operating in the ETF structure. In addition, although the Acquiring Fund will be subject to similar investment risks as the Acquired Fund, the Acquiring Fund will also be subject to certain ETF-specific risks.

WBIM will be the investment adviser of the Acquiring Fund after the Reorganization. As shareholders of ETFs following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that the shareholders do not experience as shareholders of the Acquired Fund. However, shareholders of the Acquiring Fund after the Reorganization would not bear expenses specific to mutual funds, including sales charges for applicable share classes of the Acquiring Fund.

The Acquired Fund Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Acquired Fund (collectively, the “Independent Trustees”), determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization. The Acquired Fund Board made these determinations after carefully considering and giving appropriate weight to various factors that are discussed in this combined Proxy Statement and Prospectus, under the discussion in the section entitled “Reasons for the Reorganization.” The Board of Trustees of the Acquiring Fund Trust made corresponding findings with respect to the Acquiring Fund.

The Acquired Fund Board recommends that you vote in favor of (i.e., FOR) the Reorganization.

How will the Reorganization affect me?

If the Reorganization is approved by Acquired Fund Shareholders and the Reorganization is consummated, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund, other than as described in this combined Proxy Statement and Prospectus and the Plan. As described in more detail above, upon completion of the Reorganization, if you hold your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund you will receive shares of the Acquiring Fund and in certain cases, cash, having an aggregate NAV equal to the aggregate NAV of the shares of the Acquired Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to Acquired Fund Shareholders in lieu of fractional shares, which cash payment may be taxable. If you do not own your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund, you will receive cash. In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax.

However, in order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Acquired Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization. If you do not currently hold your shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the separate Q&A that accompanies this combined Proxy Statement and Prospectus, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. Other than the approval by the requisite vote of Acquired Fund Shareholders, no other action is

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required on the part of Acquired Fund Shareholders for shareholders that hold shares of the Acquired Fund through a brokerage account that can hold shares of the Acquiring Fund. If you wish to obtain shares of the Acquiring Fund in the Reorganization, it is important for you to determine that you hold your shares of the Acquired Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Reorganization.

In addition, after the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund. Because the Acquiring Fund’s shares will trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount to) or greater than (premium to) the Acquiring Fund’s NAV per share. As with all ETFs, your broker may charge a commission for purchase and sales transactions. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security.

Further, the Acquired Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and/or distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, does not issue multiple classes of shares. Unlike shareholders of the Acquired Fund, shareholders of the Acquiring Fund will not own a particular class of shares.

How will the number of shares of the Acquiring Fund that I will receive be determined?

If you hold your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund, you will receive your pro rata share of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization and cash in lieu of fractional shares of the Acquiring Fund. As described in the combined Proxy Statement and Prospectus, if you do not own your Acquired Fund Shares through a brokerage account that can hold shares of the Acquiring Fund you will receive cash.

The number of shares that the Acquired Fund Shareholders will receive will be based on the relative NAVs of the Acquired Fund and the Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on the Closing Date or on the business day immediately preceding the Closing Date and after the payment or declaration of any distributions or other amounts by the Acquired Fund. The Acquired Fund’s assets will be valued pursuant to the valuation procedures with respect to the Acquired Fund. There are no material differences between the valuation policies of the Acquired Fund and the Acquiring Fund.

What are the differences between an ETF and a mutual fund?

ETFs are structurally different from mutual funds in several important aspects:

•	A mutual fund may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Fund does not issue multiple classes of shares.

•

A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

•

A mutual fund will accept purchase and redemption orders from any shareholders, and only on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV per share. An ETF will issue or redeem shares at its NAV per share only in one or more groupings of a large specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other shareholders will buy and sell shares of the ETF on an exchange at market price which may be above (at a premium), at, or below (at a discount) NAV or the intraday value of the ETF’s holdings. An authorized participant is a member or participant of a clearing agency registered with the SEC, which has a written

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agreement with the Acquiring Fund and or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units.

As a result of these structural differences, there are certain anticipated benefits associated with the ETF structure, including, but not limited to the following:

•

Additional Trading Flexibility. As a shareholder of the Acquired Fund, you can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. As a shareholder of the Acquiring Fund, however, you will have additional trading flexibility by being able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV per share. This intraday liquidity will give you the opportunity to act on purchase and sale decisions immediately, rather than waiting to transact at the Acquiring Fund’s NAV.

•

Increased Transparency. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings. The Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website at im.williamblair.com.

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Potential for Enhanced Tax Efficiency. Current Acquired Fund Shareholders are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure, as ETFs generally experience fewer portfolio transactions than mutual funds due to the secondary market liquidity of the ETF structure. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

There are, however, certain risks associated with the ETF structure as well, including, but not limited to the following:

•

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Acquiring Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Acquiring Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Acquiring Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•

Cash Transactions Risk. Unlike certain ETFs, the Acquiring Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Acquiring Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

•

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Acquiring Fund’s NAV, the intra-day value of the Acquiring Fund’s holdings, and supply and demand for shares. The Adviser (as defined below) cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Acquiring Fund’s holdings. You may pay significantly more or receive significantly less than the Acquiring Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small

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amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Acquiring Fund’s shares varies over time based on the Acquiring Fund’s trading volume and market liquidity and may increase if the Acquiring Fund’s trading volume, the spread of the Acquiring Fund’s underlying securities, or market liquidity decrease.

Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

Who will bear the costs associated with the Reorganization?

WBIM will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) whether or not the Reorganization is consummated. To the extent that any securities are unable to be transferred by the Acquired Fund to the Acquiring Fund, shareholders of the Acquired Fund will bear the transaction costs associated with any such portfolio sales and shareholders of the Acquiring Fund will bear the costs of any security purchases required after the Reorganization. WBIM currently anticipates that the Acquired Fund will need to dispose of any securities that are not transferable, cannot be held by the Acquiring Fund or do not align with the Acquiring Fund’s creation basket requirements. Based on the Acquired Fund’s holdings as of June 15, 2026, approximately 8% of the Acquired Fund’s holdings are not transferable (due to restrictions in certain markets) and would have to be sold by the Acquired Fund before the closing of the Reorganization. As of June 15, 2026, the expected trading expenses to sell non-transferable portfolio holdings and realign the portfolio on an aggregate level would be approximately $71,000 (or 0.07% of the Acquired Fund’s NAV as of June 15, 2026) or $0.008 per share of the Acquired Fund as of June 15, 2026.

What are the U.S. federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund must receive an opinion of Dechert LLP (“Dechert”) to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Acquired Fund will recognize gain or loss as a direct result of the Reorganization (except with respect to cash received by a shareholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund Shares that you receive will be the same as the holding period and aggregate tax basis of the Acquired Fund Shares that you surrender in the Reorganization. Capital gains from securities sales by the Acquired Fund prior to the Reorganization may be distributed either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Acquired Fund Shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

In addition, if the Reorganization is approved by shareholders, the Acquired Fund will incur transaction costs during the period prior to and in connection with the Reorganization with respect to any redemptions of Acquired Fund Shareholders. To fund the redemption transactions, the Acquired Fund may have to sell securities. These transactions may also result in net realized capital gains to the Acquired Fund, which may result in taxable distributions to shareholders either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Reorganization, please see the section entitled “Information About the Plan—What are the tax consequences of the Reorganization?”

How do the Funds’ investment objectives, principal investment strategies, and fundamental investment policies compare?

The Acquired Fund and Acquiring Fund have identical investment objectives and principal investment strategies, though certain clarifications have been incorporated into the Acquiring Fund’s principal investment strategies. For additional discussion comparing the investment objectives and principal investment strategies of the Acquired Fund

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and the Acquiring Fund, please see “Comparison of the Funds’ Investment Objectives and Principal Investment Strategies.”

The Acquired Fund and the Acquiring Fund have adopted substantially similar fundamental investment policies, which may not be changed without prior shareholder approval. Each Fund’s investment objective may be changed without shareholder approval (but no change is currently anticipated, as noted below). For additional discussion comparing the investment policies of the Acquired Fund and Acquiring Fund, please see “Comparison of the Funds’ Fundamental and Non-Fundamental Investment Policies.”

What are the principal risks of an investment in the Acquiring Fund?

An investment in the Acquiring Fund involves principal risks common to most open-end funds, including that there is no guarantee against losses resulting from investments in the Acquiring Fund, nor that the Acquiring Fund will achieve its investment objective, and you may lose money if you invest in the Acquiring Fund, and principal risks specifically associated with the principal investment strategies and portfolio of the Acquiring Fund. The principal risks associated with an investment in the shares of the Acquiring Fund and the Acquired Fund are the same, except that the Acquiring Fund is subject to certain principal risks specific to operating as an ETF, as noted above.

For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganization affect my fees and expenses?

Following the Reorganization, the Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund. The Acquiring Fund employs a unitary fee structure pursuant to which WBIM bears substantially all operating expenses of the Fund, subject to certain exceptions. The Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund both before and after fee waivers and expense reimbursements. The contractual management fee rate for the Acquiring Fund is the same as that of each share class of the Acquired Fund. A comparison of the fees and expenses of the Acquired Fund and Acquiring Fund is provided in the section entitled, “Comparison of the Funds’ Fees and Expenses” below.

What are the distribution arrangements for the Funds?

The Acquired Fund and the Acquiring Fund will be distributed by William Blair & Company, L.L.C. (the “Distributor”). The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor or its agent distributes Creation Units (as defined below) for the Acquiring Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Acquiring Fund. The Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Acquiring Fund.

With respect to the Acquiring Fund, the Acquiring Fund Trust has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (“Acquiring Fund’s 12b-1 Plan”). Under the Acquiring Fund’s 12b-1 Plan, the Acquiring Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Acquiring Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the Acquiring Fund, and there are no current plans to impose these fees. However, Rule 12b-1 fees may be imposed in the future without shareholder approval.

The Acquired Fund Trust has not adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Acquired Fund.

Appendix C to this combined Proxy Statement and Prospectus contains additional information regarding to the Acquiring Fund’s distribution arrangements under the section entitled “Your Account – Distribution of Fund Shares.”

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What are the Funds’ arrangements for purchases, exchanges, and redemptions?

The Acquired Fund and the Acquiring Fund have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below. You may refer to the Acquired Fund’s prospectus incorporated by reference to this combined Proxy Statement and Prospectus under the sections of the Your Account section entitled “How to Buy Shares,” “How to Sell Shares,” and “How to Exchange Shares,” for the procedures applicable to purchases, exchanges and redemptions of the shares of the Acquired Fund. Appendix C to this combined Proxy Statement and Prospectus contains additional information relating to the purchase and redemption of shares of the Acquiring Fund under the “Your Account” section. The Acquiring Fund does not have exchange privileges.

Acquiring Fund

Shares of the Acquiring Fund would only be able to be acquired or redeemed directly from the Acquiring Fund at NAV only in Creation Units or multiples thereof. Individual shares of the Acquiring Fund would only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market. Recent information, including information about the Acquiring Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Acquiring Fund’s website at im.williamblair.com.

Shares of the Acquiring Fund would be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Acquiring Fund Shares listing will continue or remain unchanged. The Acquiring Fund Trust would not impose any minimum investment for shares of the Acquiring Fund purchased on an exchange. Buying or selling the Acquiring Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Acquiring Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Acquiring Fund based on its trading volume and market liquidity, and is generally less if the Acquiring Fund has more trading volume and market liquidity and more if the Acquiring Fund has less trading volume and market liquidity.

The Acquiring Fund’s primary listing exchange will be NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board of Trustees of the Acquiring Fund Trust (the “Acquiring Fund Board”) has not adopted a policy of monitoring for frequent purchases and redemptions of Acquiring Fund Shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Acquiring Fund’s portfolio securities after the close of the primary markets for the Acquiring Fund’s portfolio securities and the reflection of that change in the Acquiring Fund’s NAV (“market timing”). The Acquiring Fund Trust believes this is appropriate because ETFs, such as the Acquiring Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Acquiring Fund Shares remains at or close to NAV. Since the Acquiring Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Acquiring Fund’s shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.

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Acquired Fund

You may purchase or sell Acquired Fund shares on any day the NYSE is open for business directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc., P.O. Box 219137, Kansas City, Missouri 64121-9137), by telephone (1-800-635-2886), or through those financial intermediaries with whom the Distributor has entered into written agreements specifically authorizing them to sell Acquired Fund shares. In addition, you can sell Acquired Fund shares at any time by enrolling in a systematic withdrawal plan. Your Acquired Fund shares will be sold at the next net asset value calculated after the Acquired Fund receives your order to redeem. There are no sales charges imposed on purchases of Fund shares, and no contingent deferred sales charge applies upon redemption. For more information, please refer to the sections of the Acquired Fund’s prospectus incorporated by reference to this combined Proxy Statement and Prospectus entitled “Your Account – How to Buy Shares” and “Your Account – How to Sell Shares.”

What are the Funds’ arrangements for payments to broker-dealers and other financial intermediaries?

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), WBIM and/or the Fund’s distributor may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

How do I vote my shares?

You can vote in any of the following ways:

•	Through the Internet by logging on to the website indicated on your proxy card;
•	By calling the toll-free phone number on your proxy card;
•	By mailing the enclosed proxy card after signing and dating; or
•	By attending the Meeting in person.

You are encouraged to follow the instructions on your proxy card to vote your shares through the Internet or by telephone. Using these methods is quick and easy. No matter what method you choose, however, please carefully read this combined Proxy Statement and Prospectus before you vote.

The Reorganization will be effected only if approved by shareholders of the Acquired Fund. This combined Proxy Statement and Prospectus describes the Reorganization in more detail below and provides certain comparative information pertaining to the Acquired Fund and the Acquiring Fund for your evaluation.

If the accompanying proxy card for the Acquired Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares with respect to the Acquired Fund represented by it in accordance with the instructions marked thereon. Properly executed but unmarked proxy cards submitted by shareholders will be voted FOR the Proposal set forth in the Notice and described in this combined Proxy Statement and Prospectus.

A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Acquired Fund, execution and delivery of a later dated proxy to the Secretary of the Acquired Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy; you must vote in person at the Meeting in order to revoke a proxy.

What is the deadline for submitting my vote?

Please vote as soon as possible to help the Acquired Fund receive enough votes to act on the Proposal. If you do not plan to attend the Meeting, your vote must be received by the Acquired Fund by 11:59 p.m., Eastern Time, on September 22, 2026.

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Who should I call if I have questions?

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call 1-800-742-7272.

What are the quorum and approval requirements for the Reorganization?

A quorum of shareholders is required to take action at the Meeting. Holders of one-third of the outstanding shares of the Fund, present in person or by proxy, will constitute a quorum of shareholders at the Meeting. If a quorum is present at the Meeting, then the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act is required for shareholders to approve the Reorganization. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present but will not be counted as a vote in favor of the Reorganization. Accordingly, abstentions effectively will be a vote against the Reorganization. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Reorganization. However, because the Reorganization is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the Reorganization.

Each valid proxy will be voted in accordance with the instructions provided on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the Reorganization. Shareholders are entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Shareholders may also vote by telephone or over the Internet. Please see the instructions on your proxy card for telephone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who execute a proxy in any of the above manners may revoke their proxy at any time before their shares are voted, either by sending the Trust a written notice of revocation or by delivering a duly executed proxy bearing a later date, or by attending and voting at the Meeting.

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

If a quorum is not present, the Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present. In the event that a quorum is present at the Meeting, but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment must be approved by the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting. It is anticipated that the persons named as proxies would vote in favor of any adjournment. The Meeting may be adjourned without further notice to shareholders, but the Meeting may not be adjourned for more than six months beyond the originally scheduled meeting date.

Can shareholders submit proposals for a future shareholder meeting?

The Trust does not generally hold annual shareholders’ meetings but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust, including submitting nominees for election as Trustees, should send their written proposals to the William Blair Funds, Secretary of the Trust at 150 North Riverside Plaza, Chicago, Illinois 60606. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

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What happens if the Reorganization is not approved by the Acquired Fund Shareholders?

If the Reorganization is not approved by the Acquired Fund Shareholders, the Acquired Fund will continue in existence and the Acquired Fund Board will consider such other actions, if any, as it deems necessary or appropriate.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

Comparison of the Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of December 31, 2025, as if the Reorganization were in effect for the applicable 12-month period. The fee tables do not reflect the costs associated with the Reorganization. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in lower total annual operating expenses for shareholders of the Acquired Fund. However, pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring Fund Shares. Actual expenses may vary significantly.

Acquired Fund Shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares from the Reorganization.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of a Fund. You may pay fees other than the fees and expenses of a Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund Class I	Class R6	Pro Forma – Acquiring Fund
Maximum Sales Charge (Load) imposed upon purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R6	Pro Forma Acquiring Fund
Management Fee	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fee	None	None	None
Other Expenses	0.53%	0.42%	0.00%[1]
Total Annual Fund Operating Expenses	1.18%	1.07%	0.65%
Fee Waiver and/or Expense Reimbursement	0.48%*	0.42%*	0.10%**

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.65%	0.55%

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year.

*

WBIM has entered into a contractual agreement with the Acquired Fund to waive fees and/or reimburse expenses in order to limit the Acquired Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses,

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dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Acquired Fund’s business) to 0.70% and 0.65% of average daily net assets for Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this contractual agreement prior to April 30, 2027 without the approval of the Acquired Fund’s Board of Trustees.

**

WBIM has contractually agreed, through April 30, 2028, to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.55% based on the Acquiring Fund’s average daily net assets.

Expense Examples

These examples are meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Acquired Fund.

The examples assume that you invest $10,000 in a Fund for the time periods indicated and then sell your shares at the end of those periods. The example also assumes your investment has a 5% return each year and a Fund’s operating expenses remain the same (except that each example incorporates the Fund’s fee waiver and/or expense reimbursement arrangement for only the period through which it is in effect). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Acquired Fund	1 Year	3 Years	5 Years	10 Years
Class I	$72	$327	$603	$1,268
Class R6	$66	$299	$549	$1,268
Pro Forma — Acquiring Fund	$56	$187	$342	$791

Comparison of the Funds’ Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

During the fiscal year ended December 31, 2025, the Acquired Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. Further information about the Acquired Fund’s investment objectives and strategies are contained in the prospectus and statement of additional information of the Acquired Fund, which are on file with the SEC (Accession No. 0001193125-26-191656). The prospectus and statement of additional information of the Acquired Fund are incorporated herein by reference.

Investment Objectives: Both Funds seek to provide attractive risk-adjusted returns relative to the Funds’ benchmark.

Each Fund’s investment objective may be changed by the respective Fund’s Board without shareholder approval. If a Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.

Principal Investment Strategies:

The Acquired Fund and Acquiring Fund have identical investment objectives and principal investment strategies, though certain clarifications have been incorporated into the Acquiring Fund’s principal investment strategies. No changes to the Acquired Fund’s principal investment strategies are proposed with respect to the Acquiring Fund.

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The principal investment strategies of the Acquired Fund and the Acquiring Fund, including certain clarifications that have been incorporated into the Acquiring Fund’s principal investment strategies, are as follows. “The Fund” as used in the following section refers to each Fund.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Emerging markets include every country in the world except countries included in the MSCI World Index. The Fund typically determines a debt instrument’s economic tie to an emerging market based on factors including, but not limited to, the issuer’s country of organization, primary listing market, currency of denomination, source of revenue or assets, and/or whether it is issued or guaranteed by an emerging market sovereign or related entity.

Debt securities in which the Fund invests include fixed-rate and floating-rate bonds issued by various public (governmental) and private (corporate) issuers (including private placements and restricted securities). The Fund invests a significant portion of its assets in sovereign debt securities (debt securities issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies) and debt securities of quasi-sovereign issuers (entities owned by a sovereign government). The Fund may also invest in debt securities issued or guaranteed by foreign corporations and foreign financial institutions. The Fund may invest in debt securities of any credit rating, including investment grade securities, below investment grade securities (commonly referred to as “high yield” or “junk bonds”), and unrated securities. The Fund may invest up to a maximum of 10% of the Fund’s net assets in distressed or defaulted debt securities. The Fund may invest in securities of any maturity.

The majority of the Fund’s investments are generally made in securities of issuers based in South and Central America (including the Caribbean), Central Europe, Eastern Europe, Asia, Africa and the Middle East. More specifically, the Fund invests in countries where the Adviser is able to assess the specific political and economic risks and in countries that have undertaken certain economic reforms and reached certain growth objectives. Countries in which the Fund invests include frontier markets (emerging markets countries with investable markets that are less established than those in emerging markets countries that are further along in their development.)

The Fund invests in assets denominated in the currencies of economically developed and politically stable countries that are members of the Organisation for Economic Co-operation and Development (OECD), as well as in assets denominated in local currency. The Adviser may, but is not required to, hedge the currency risk associated with the Fund’s investments.

As part of its investment strategy, the Fund may utilize derivatives, including futures and forward contracts, swaps (including credit default swaps and total return swaps), credit derivatives, and currency-related derivatives to, among other things, gain investment exposure. Derivatives are primarily utilized to hedge interest rate duration risk and foreign exchange risk.

Additionally, the Fund may maintain assets in cash, deposit, call or current accounts or invest in short-term instruments, such as money market funds, U.S. or other government securities, certificates of deposit, bankers’ acceptances or similar temporary investments, to meet the expense needs of the Fund and/or to fund withdrawals or for such other purposes as may be determined by the Adviser.

The Adviser measures the Fund’s performance against the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified, which is the Fund’s “benchmark” for purposes of its investment objective. The Fund is actively managed within its objective and is not constrained by a benchmark.

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THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

Comparison of the Funds’ Principal Risks

The principal risks associated with an investment in the Acquired Fund and the Acquiring Fund are the same, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure. Any differences in the disclosure or description of the Funds’ principal risks are not anticipated to result in or reflect any material differences in how the Acquired Fund is currently managed compared to how the Acquiring Fund will be managed. For example, the Acquired Fund and the Acquiring Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the principal risks associated with an investment in the Acquiring Fund.

Please refer to the Acquired Fund’s prospectus incorporated by reference to this combined Proxy Statement and Prospectus for more information regarding risks associated with an investment in the Acquired Fund and Appendix B to this combined Proxy Statement and Prospectus for more information regarding risks associated with an investment in the Acquiring Fund.

Comparison of the Funds’ Performance

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume all of the liabilities of the Acquired Fund and continue the business of the Acquired Fund, and therefore will have no performance history prior to the Reorganization.

Subject to shareholder approval of the Reorganization, the Acquired Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical investment performance and returns of Class I Shares of the Acquired Fund. The Acquired Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The Acquiring Fund will use the same primary benchmark index and additional index as the Acquired Fund.

Acquired Fund Performance

The information below provides some indication of the risks of investing in the Acquired Fund by showing changes in the Fund’s performance from year to year and by showing how the Acquired Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The Bloomberg Global Aggregate Index represents a broad measure of market performance, while the performance of the JPMorgan EMBI Global Diversified is generally representative of the market sectors or types of investments in which the Fund invests. The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1-800-635-2886.

The bar chart below provides an illustration of how the Fund’s Class I shares performance has varied in each of the calendar years since the Fund commenced operations

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Annual Total Returns—Calendar Years

Highest Quarterly Return	10.05%	(4Q23)
Lowest Quarterly Return	(13.36)%	(2Q22)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before-tax and after-tax basis for Class I shares and on a before-tax basis for Class R6 shares of the Acquired Fund. After-tax returns for Class R6 shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund will perform in the future.

	1 Year	Since Fund Inception (May 25, 2021)
Class I Shares
Return Before Taxes	16.09%	3.58%
Return After Taxes on Distributions	13.13%	0.98%
Return After Taxes on Distributions and Sale of Fund Shares	9.40%	1.50%

Class R6 Shares
Return Before Taxes	16.16%	3.64%

Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	8.17%	(1.82)%
JPMorgan EMBI Global Diversified (reflects no deduction for fees, expenses or taxes)	14.30%	2.29%

Comparison of the Funds’ Management

The Acquired Fund is a series of the Acquired Fund Trust. The Acquired Fund Trust is governed by the Acquired Fund Board, which is responsible for overseeing all business activities of the Acquired Fund. The Acquiring Fund Trust is governed by the Acquiring Fund Board, which is responsible for overseeing all business activities of the Acquiring Fund. The Board of Trustees of the Acquiring Fund Trust and of the Acquired Fund are comprised of the same individuals.

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WBIM, 150 North Riverside Plaza, Chicago, Illinois 60606, is responsible for providing investment advisory and management services to the Funds, including making decisions regarding Fund portfolio transactions, pursuant to a management agreement. WBIM was founded over 90 years ago by William McCormick Blair. As of June 30, 2026, WBIM had over 2,100 employees including 233 partners. WBIM oversees the assets of the Trust, along with corporate pension plans, endowments and foundations. As of June 30, 2026, WBIM managed over $71.6 billion in equities, fixed income securities, derivatives and cash equivalents.

Pursuant to a Management Agreement between the Acquiring Fund Trust, on behalf of the Acquiring Fund, and the Adviser (the “Acquiring Fund Management Agreement”), the Acquiring Fund will pay WBIM a management fee based on a percentage of average daily net assets. The management fee for the Acquiring Fund is as follows:

Acquiring Fund
William Blair Emerging Income ETF	0.65%

The Acquired Fund currently pays WBIM a management fee based on a percentage of average daily net assets. The advisory fee for the Acquired Fund is as follows:

Acquired Fund
William Blair Emerging Markets Debt Fund	0.65%

During the 12-month period ended December 31, 2025, the Acquired Fund paid WBIM the following effective management fee.

Acquired Fund
William Blair Emerging Markets Debt Fund	0.65%

The Adviser has entered into a contractual agreement with the Acquired Fund to waive fees and/or reimburse expenses in order to limit the Acquired Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Acquired Fund’s business) to 0.70% and 0.65% of average daily net assets for Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this contractual agreement prior to April 30, 2027 without the approval of the Acquired Fund’s Board of Trustees.

The Adviser has contractually agreed, through April 30, 2028, to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.55% based on the Acquiring Fund’s average daily net assets.

Acquiring Fund Management Agreement

As a result of the proposed Reorganization, shareholders of each class of the Acquired Fund can expect to experience lower gross and net expenses as a percentage of average daily net assets as shareholders in the Acquiring Fund after the Reorganization. The Acquiring Fund employs a unitary fee structure pursuant to which WBIM bears substantially all operating expenses of the Fund, subject to certain exceptions. The Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund both before and after fee waivers and expense reimbursements. The contractual management fee rate for the Acquiring Fund is the same as that of each share class of the Acquired Fund.

Under the unitary fee structure, the Acquiring Fund’s Adviser will pay substantially all expenses of the Acquiring Fund (including expenses of the Acquiring Fund Trust relating to the Acquiring Fund), except for: (i) taxes; (ii) interest expenses with respect to borrowings by the Acquiring Fund; (iii) expenses of printing and mailing proxy materials to shareholders of the Acquiring Fund; (iv) all other expenses incidental to holding meetings of the Acquiring Fund’s shareholders, including proxy solicitations therefor; and (v) such non-recurring and/or extraordinary expenses as may arise, including actions, suits or proceedings to which the Acquiring Fund is or is threatened to be a party and the legal obligation that the Acquiring Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. The Acquiring Fund will pay its non-operating expenses, including brokerage commissions and fees and expenses associated with any securities lending program, if applicable. The imposition of the Adviser’s fees, as well as any

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other operating expenses not borne by the Acquiring Fund’s Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Acquiring Fund’s Adviser may waive receipt of its fees, which would have the effect of lowering the Acquiring Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

The Adviser has contractually agreed, through April 30, 2028, to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.55% based on the Acquiring Fund’s average daily net assets.

A discussion regarding the basis for the Acquiring Fund Board’s approval of the Acquiring Fund Management Agreement will be available in the Acquiring Fund’s first report filed on Form N-CSR.

Acquired Fund Advisory Agreement

Pursuant to a Management Agreement (the “Acquired Fund Advisory Agreement”) with WBIM, the Acquired Fund has retained WBIM to manage and/or oversee the investment of the Acquired Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Acquired Fund pays WBIM monthly compensation calculated daily by applying the following annual rate to the net assets of the Acquired Fund determined as of the close of each business day: 0.65% of the portion of the daily net assets. The advisory fee is allocated among the classes pro rata based on the net assets of the Acquired Fund attributable to each class.

Expense Cap
Class I	Class R6
0.70%	0.65

A discussion regarding the basis for the Acquired Fund Board’s approval of the Acquired Fund Advisory Agreement will be available in the Acquired Fund’s Form N-CSRS for the fiscal period ended June 30, 2026.

Multi-Manager Structure. The SEC has granted exemptive relief that permits the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with affiliated or unaffiliated sub-advisers on behalf of each Fund without shareholder approval. The exemptive relief also permits material amendments to existing sub-advisory agreements with affiliated or unaffiliated sub-advisers without shareholder approval. Under this structure, the Adviser has ultimate responsibility, subject to oversight by the Board, to oversee such sub-advisers and recommend to the Board their hiring, termination, and replacement. The structure does not permit investment advisory fees paid by a Fund to be increased without shareholder approval, or change the Adviser’s obligations under the management agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund.

Portfolio Management

The same individuals responsible for the day-to-day portfolio management of the Acquired Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund.

Each Fund’s current portfolio management team is composed as follows:

Acquired Fund’s Portfolio Managers	Date Began Managing the Acquired Fund	Acquiring Fund’s Portfolio Managers
Marcelo Assalin Marco Ruijer Jared Lou	May 2021 May 2021 May 2024	Marcelo Assalin Marco Ruijer Jared Lou

The Acquiring Fund’s assets will be managed by members of WBIM’s Emerging Markets Debt team. The team consists of portfolio managers, analysts and traders. The current members of the team who are jointly and primarily responsible for the day-to-day management of the Acquiring Fund are Marcelo Assalin, Marco Ruijer and Jared Lou.

Mr. Assalin, a Partner of WBIM, has co-managed the Acquired Fund since its inception. He is the head of the Emerging Markets Debt team and is a portfolio manager. He is also a member of the leadership team for WBIM Investment Management. Prior to joining WBIM, Mr. Assalin was the Head of Emerging Markets Debt at NN Investment Partners (formerly ING Investment Management), a role he began in 2015. Additionally, he was the lead portfolio manager for blended debt portfolios. Previously, he was the lead portfolio manager for NNIP’s local currency

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strategies. Before joining NNIP in 2013, he was a senior emerging markets debt portfolio manager and then head of Emerging Markets Sovereign Debt at ING IM USA (now Voya Financial). Prior to ING IM, Mr. Assalin was with SulAmerica Investimentos in various investment capacities, including CIO from 2005 to 2008. He began his career as a credit analyst at Bank Boston in Sao Paulo, covering Brazilian companies. He also has the Chartered Financial Analyst® designation. Education: B.A., Business Administration & Accounting, Universidade de São Paulo. Each of the Acquired Fund’s statement of additional information and the SAI relating to this combined Proxy Statement and Prospectus provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Mr. Ruijer, CFA, a Partner of WBIM, has co-managed the Acquired Fund since its inception. He is a hard currency portfolio manager on the Emerging Markets Debt team. Prior to joining WBIM, Mr. Ruijer was the lead portfolio manager within the Emerging Markets Debt team at NN Investment Partners (formerly ING Investment Management), responsible for managing emerging markets debt hard currency portfolios. Before joining NNIP in 2013, he was a senior fund manager for emerging markets debt at Mn Services in the Netherlands where he managed various emerging markets debt portfolios. Prior to this, he worked with the Investment Strategy and Risk Management team. Mr. Ruijer began his career in 1998 as an Investment Trainee at Mn. He has the Chartered Financial Analyst® designation. Education: M.A., International Financial Economics, University of Amsterdam.

Mr. Lou, CFA, an Associate of WBIM, has co-managed the Acquired Fund since 2024. He has served as a hard and local currency portfolio manager on WBIM’s Emerging Markets Debt team since 2020. Before joining WBIM in 2020, he was a portfolio manager on NN Investment Partners’ Emerging Markets Debt team, where he was responsible for Latin American hard currency sovereign and quasi-sovereign debt. Before joining NNIP in 2016, Mr. Lou was a sovereign analyst on Grantham, Mayo, van Otterloo’s Emerging Markets Debt team. Previously, he worked in risk management at State Street Global Markets and quantitative research at Property and Portfolio Research. He has the Chartered Financial Analyst® designation. Education: B.A. (cum laude) and M.A., Economics, Tulane University; M.B.A., MIT Sloan School of Management.

Comparison of the Funds’ Fundamental and Non-Fundamental Investment Policies

Fundamental Investment Policies

The fundamental investment policies of the Acquired Fund and the Acquiring Fund are substantially similar. Each Fund’s investment objective may be changed without shareholder approval with notice to shareholders.

	Acquired Fund	Acquiring Fund
General

The Trust has adopted certain fundamental investment restrictions for the Fund that cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund.

The Trust has adopted certain fundamental investment restrictions for the Fund that cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund.

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	Acquired Fund	Acquiring Fund
Concentration

The Acquired Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit a Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s net assets in a particular industry or group of industries.

The Acquiring Fund will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry or group of industries, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit a Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s net assets in a particular industry or group of industries.

Senior Securities and Borrowing	The Acquired Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.	The Acquiring Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.
Underwriting

The Acquired Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

The Acquiring Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate

The Acquired Fund may not purchase or sell real estate unless the real estate is acquired as a result of ownership of securities or other instruments; and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interest therein.

The Acquiring Fund may purchase or sell real estate.

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	Acquired Fund	Acquiring Fund
Commodities	The Acquired Fund may purchase and sell commodities.	The Acquiring Fund may purchase and sell commodities.
Lending

The Acquired Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

The Acquiring Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Acquired Fund’s Non-Fundamental Investment Policies

The non-fundamental investment policies of each Fund, which may be changed by each Fund’s Board without shareholder approval, are listed below.

As a matter of non-fundamental policy, each Fund will not:

•	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

Under normal circumstances, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Comparison of the Funds’ Income and Capital Gain Distribution Policies

The Acquired Fund’s net investment income is declared daily and distributed to shareholders monthly. The Acquiring Fund’s net investment income will be declared and distributed to shareholders monthly. Each Fund’s capital gain distributions, if any, generally will be declared annually and paid annually in December and/or January.

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Acquired Fund’s prospectus, statement of additional information, Shareholder Reports, and annual financial statements, as applicable. Because the Acquiring Fund has not yet commenced operations, financial statements for the Acquiring Fund are not available but additional information is available in the statement of additional information related to this combined Proxy Statement and Prospectus.

The Acquired Fund’s prospectus is incorporated herein by reference and is legally deemed to be part of this combined Proxy Statement and Prospectus.

Each of the Acquired Fund’s statement of additional information and the SAI relating to this combined Proxy Statement and Prospectus also is incorporated herein by reference and is legally deemed to be part of this combined Proxy Statement and Prospectus.

To the extent available, the applicable prospectuses, statements of additional information, Shareholder Reports, and Annual Financial Statements and Additional Information on Form N-CSR of the Acquired Fund, have been filed with the SEC and are available, free of charge, by (i) calling toll-free at 1-800-742-7272, (ii) accessing the documents at the Funds’ website at im.williamblair.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also

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may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

After careful consideration of factors deemed relevant to WBIM, including the potential impact of the Reorganization on different subsets of the Acquired Fund Shareholders, WBIM proposed to the Acquired Fund Board, at a meeting held June 4, 2026, that the Acquired Fund be reorganized into the Acquiring Fund because of certain benefits associated with the ETF structure, which WBIM believes will better serve the interests of shareholders. In addition, WBIM believes that the Reorganization presents attractive opportunities for growth for the Acquired Fund as Acquiring Fund in light of its expected positioning as an ETF within its investment category, and is intended to expand WBIM’s ability to deliver more of its investment capabilities in the ETF vehicle. WBIM believes that there is the potential for enhanced growth for the Acquired Fund as Acquiring Fund based on WBIM’s assessment of the ETF market for these strategies, taking into account, among other factors, peers, trends and demands in its investment category, and the benefits of such growth.

Following the Reorganization, the Acquiring Fund is expected to have lower total annual fund operating expenses than those of each share class of the Acquired Fund both before and after fee waivers and expense reimbursements. The contractual management fee rate for the Acquiring Fund is the same as that of each share class of the Acquired Fund. Accordingly, shareholders are anticipated to benefit directly from the expected lower total annual fund operating expenses.

Current shareholders of each class of the Acquired Fund also are expected to benefit from the potential for greater tax efficiency with the ETF structure with respect to the management of capital gains distributions. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allow ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund. However, given that the Acquiring Fund will effect some or all of its creations and redemptions in cash rather than in-kind, a shareholder will not benefit from the greater tax efficiency of the ETF structure to the same extent as a shareholder of an ETF that effects all of its creations and redemptions in-kind.

Relatedly, ETFs typically do not have to maintain as large cash positions or sell as many securities to meet redemption requests as mutual funds. Accordingly, the Acquiring Fund may operate with less cash and incur lower transaction costs than the Acquired Fund.

Moreover, ETFs that use their creation and redemption process to acquire securities in-kind and redeem securities in-kind are generally able to externalize certain transaction costs (brokerage fees, commissions, spreads) that traditional open-end funds incur in the ordinary course of their investment activities. These transaction costs can impact a fund’s performance. Accordingly, shareholders of the Acquiring Fund may also benefit from a reduction in certain transaction costs that are incurred by the Acquired Fund. However, shareholders may bear certain costs with respect to buying and selling Acquiring Fund Shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund.

In addition, shareholders are expected to benefit from the secondary market liquidity of the Acquiring Fund. Shareholders of the Acquired Fund can only purchase or redeem shares of the Acquired Fund at a price based on the Acquired Fund’s NAV that is next calculated after your order is received by the Acquired Fund. This NAV is calculated once per business day. Shareholders of the Acquiring Fund, however, will be able to purchase and sell shares of the Acquiring Fund throughout a trading day on the secondary market. These trades will occur at market prices, which may be higher or lower than the Acquiring Fund’s NAV. This flexibility will give shareholders the opportunity to act on purchase and sale decisions immediately, rather than once a day.

Shareholders will also gain the additional benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Acquired Fund only provides periodic disclosure of its complete portfolio holdings.

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Following the Reorganization, however, the Acquiring Fund will make its complete portfolio holdings public each business day. This holdings information, along with other information about the Acquiring Fund, will be found on the Acquiring Fund’s website.

Background and Trustees’ Considerations Relating to the Proposed Reorganization

On June 4, 2026, the Boards of Trustees of William Blair Funds (the “Acquired Fund Trust” or a “Trust”) and of William Blair ETF Trust (the “Acquiring Fund Trust” or a “Trust”) approved the reorganization (the “Reorganization”) of William Blair Emerging Markets Debt Fund, a series of the Acquired Fund Trust (the “Acquired Fund” or a “Fund”), into William Blair Emerging Income ETF, a newly organized series of the Acquiring Fund Trust (the “Acquiring Fund” or a “Fund”). The Boards of Trustees of the Acquired Fund Trust and of the Acquiring Fund Trust are comprised of the same seven individuals and are referred to herein as the “Board.” For the reasons discussed below, among others, the Board determined that the proposed Reorganization would be in the best interests of each of the Acquired Fund and of the Acquiring Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

The Board considered the Reorganization at a meeting held on June 4, 2026. At that meeting, William Blair Investment Management, LLC (the “Adviser”), the investment adviser to each Fund, discussed with the Board its reasons for proposing the Reorganization. The Adviser stated that it believes investor demand has continued to shift toward exchange-traded fund (“ETF”) vehicles and that an ETF format may provide an effective structure for continued access to the Acquired Fund’s strategy while supporting broader distribution and improved secondary-market liquidity for investors. The Adviser further stated that the ETF structure may benefit existing shareholders by providing the ability to buy and sell shares throughout the trading day on an exchange (i.e., intraday liquidity), by providing lower fees and expenses than the Acquired Fund and by providing potential tax efficiencies not generally available in a traditional mutual fund structure. In connection with the June meeting and prior to approving the Reorganization, the Trustees who are not interested persons of the Trusts as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), met in private sessions and reviewed information provided by the Adviser and discussed the proposed Reorganization with independent legal counsel.

Based upon all of the information provided and the discussions at the June meeting, the Board, including the Independent Trustees, approved the Reorganization, and determined that the Reorganization would be in the best interests of each of the Acquired Fund and of the Acquiring Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. Accordingly, the Board recommends that shareholders of the Acquired Fund approve the Reorganization.

In determining to approve the Reorganization and to recommend that shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other things, the following factors:

•

Comparison of Fees and Expense Ratios. The Board considered comparative expense information for each Fund, including comparisons between the current gross management fee rate and net expense ratio of each share class of the Acquired Fund and the proposed gross management fee rate and net expense ratio of the Acquiring Fund. The Board considered that the proposed gross management fee rate of the Acquiring Fund was the same as the gross management fee rate of the Acquired Fund. The Board further considered that the proposed net expense ratio of the Acquiring Fund, giving effect to a contractual fee waiver that would be in effect through April 30, 2028, would be 10 basis points (0.10%) lower than the current net expense ratio of Class R-6 shares of the Acquired Fund and 15 basis points (0.15%) lower than the current net expense ratio of Class I shares of the Acquired Fund.

•

ETF Structure. The Board considered that the ETF structure would provide shareholders with intra-day liquidity at or near net asset value and also noted the potential tax efficiencies and the daily portfolio holdings transparency that the ETF structure would provide. The Board also noted the Adviser’s statements that conversion to the ETF structure may support broader distribution and improved secondary-market liquidity for investors.

•

Fund Performance and Continuity of Investment Objective, Principal Investment Strategies, Principal Risks and Portfolio Composition. The Board noted the historical performance of the Acquired Fund and considered that the Reorganization was not expected to result in material changes to the Fund’s investment objective,

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principal investment strategies, principal risks or portfolio composition. The Board considered that the Acquiring Fund would be managed by the same portfolio management team that currently manages the Acquired Fund and the Adviser’s statements that the Acquiring Fund would seek to provide shareholders exposure to the same core emerging markets debt strategy currently offered through the Acquired Fund and would use the same investment instruments and techniques as the Acquired Fund. The Board further considered the Adviser’s statement that the fundamental investment policies of the Acquired Fund and the Acquiring Fund would be substantially similar, with minor updates to make the Acquiring Fund’s policies more modern with no impact on the way the portfolio is managed.

•

Anticipated Tax-Free Reorganization. The Board noted the Adviser’s representation that the Reorganization would be structured to qualify as a tax-free reorganization for U.S. federal income tax purposes and that each Fund would obtain an opinion of counsel substantially to that effect (based upon certain factual representations and certain customary assumptions).

•

Expenses of the Reorganization. The Board considered the estimated direct costs of the Reorganization, and that the Adviser proposed to bear those costs. The Board also noted the Adviser’s statement that the majority of the Acquired Fund’s portfolio would be expected to be transferred in-kind to the Acquiring Fund, but that a portion of the Acquired Fund’s portfolio would need to be sold and repurchased (and/or otherwise re-established) in the Acquiring Fund, which may result in brokerage and market impact costs that would be borne by the Funds and which may produce capital gains distributions. The Board noted the Adviser’s estimate that the transition transaction costs borne by the Funds would total approximately 7 basis points (0.07%) and the Adviser’s expectation that any capital gains realized as a result of portfolio transactions in connection with the Reorganization would be offset by the Acquired Fund’s existing capital loss carryforwards (to the extent available and permissible under applicable tax rules).

•

Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of interests of the existing shareholders of the Acquired Fund in light of the basis on which shares of the Acquiring Fund would be issued to shareholders of the Acquired Fund.

In addition, the Board considered information from the Adviser to the effect that certain current shareholders of the Acquired Fund would need to transition holdings of the Fund to a brokerage account in advance of the Reorganization, and that any shareholders who cannot hold ETF shares at the time of the Reorganization would have their positions liquidated and would receive cash, which may be taxable.

Based upon all of the foregoing considerations, the Board, in the exercise of its business judgment, approved the Reorganization, including the proposed Agreement and Plan of Reorganization and Liquidation and the Reorganization contemplated thereby, and determined that the Reorganization would be in the best interests of each of the Acquired Fund and of the Acquiring Fund. The Board also determined that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. No single factor was determinative in the Board’s analysis, and all factors were taken as a whole. The Board, including the Independent Trustees, recommends that shareholders of the Acquired Fund approve the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the Agreement and Plan of Reorganization and Liquidation, a form of which is attached as Appendix A to this combined Proxy Statement and Prospectus, for complete terms and conditions of the Plan.

How will the Reorganization be implemented?

The terms and conditions under which the transactions may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the form of Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

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The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, including approval by shareholders of the Acquired Fund, some of which may be waived by a Fund. In addition, the Plan may be amended in any mutually agreeable manner.

The Plan contemplates (a) the transfer of assets of the Acquired Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred pursuant to the Agreement, less (i) the value of the liabilities of the Acquired Fund; (ii) the value of cash to be distributed to applicable Acquired Fund shareholders in lieu of fractional Acquiring Fund shares; and (iii) the value of cash to be distributed to Acquired Fund shareholders who do not hold Acquired Fund shares through a brokerage account that can accept Acquiring Fund shares and for which no account has been established to receive such shares (“Cash-Out Shareholders”), who shall not receive a distribution of Acquiring Fund shares and in lieu thereof shall receive a distribution of cash, equal to the net asset value of their Acquired Fund shares; and (b) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided for in the Agreement.

The value of each Acquired Fund’s assets shall be the value of such assets computed as of immediately after the close of business of the NYSE and after the declaration of any dividends on the Closing Date, or such other time as agreed to in writing by each of the Acquired Fund and the Acquiring Fund, using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and Acquired Fund valuation procedures established by the Board.

As soon on or after the Closing Date as is conveniently practicable, the Acquired Fund will take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Fund will: (i) distribute pro rata to the Acquired Fund’s shareholders of record (except for Cash-Out Shareholders) determined as of the close of business on the Closing Date, the Acquiring Fund shares it receives; (ii) distribute cash as discussed above; and (iii) completely liquidate.

The costs associated with the Reorganization, including the preparation of filings with the SEC, mailing costs to Acquired Fund shareholders and legal costs associated with any necessary documentation to effect the Reorganization would be paid by WBIM. These costs exclude transactions costs associated with the sale and purchase of portfolio securities in connection with the Reorganization. To the extent that any securities are unable to be transferred by the Acquired Fund to the Acquiring Fund, shareholders of the Acquired Fund will bear the transaction costs associated with any such portfolio sales and shareholders of the Acquiring Fund will bear the costs of any security purchases required after the Reorganization. Based on the Acquired Fund’s holdings as of June 15, 2026, approximately 8% of the Acquired Fund’s holdings are not transferable (due to restrictions in certain markets) and would have to be sold by the Acquired Fund before the closing of the Reorganization. As of June 15, 2026, the expected trading expenses to sell non-transferable portfolio holdings and realign the portfolio on an aggregate level would be approximately $71,000 (or 0.07% of the Acquired Fund’s NAV as of June 15, 2026) or $0.008 per share of the Acquired Fund as of June 15, 2026.

Who will pay the expenses of the Reorganization?

Wiiliam Blair will pay the full costs associated with the Reorganization (including the legal costs associated with the Reorganization) whether or not the Reorganization is consummated. To the extent that any securities are unable to be transferred by the Acquired Fund to the Acquiring Fund, shareholders of the Acquired Fund will bear the transaction costs associated with any such portfolio sales and shareholders of the Acquiring Fund will bear the costs of any security purchases required after the Reorganization. WBIM currently anticipates that the Acquired Fund will need to dispose of any securities that are not transferable, cannot be held by the Acquiring Fund or do not align with the Acquiring Fund’s creation basket requirements. Based on the Acquired Fund’s holdings as of June 15, 2026, approximately 8% of the Acquired Fund’s holdings are not transferable (due to restrictions in certain markets) and would have to be sold by the Acquired Fund before the closing of the Reorganization. As of June 15, 2026, the expected trading expenses to sell non-transferable portfolio holdings and realign the portfolio on an aggregate level would be approximately $71,000 (or 0.07% of the Acquired Fund’s NAV as of June 15, 2026) or $0.008 per share of the Acquired Fund as of June 15, 2026.

The costs of the Reorganization include, but are not limited to, preparation and filing of the Registration Statement and printing and distribution of the combined Proxy Statement and Prospectus, legal fees, accounting fees, and

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securities registration fees. Transaction costs related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be considered costs of the Reorganization for this purpose. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following table sets forth the estimated cost of the Reorganization, the estimated cost associated with the solicitation of proxies for such Reorganization, and who will bear such costs. “Cost of Proxy Solicitation” reflects the estimated fees to be paid to the proxy solicitor and is included in “Cost of Reorganization.”

Cost of Reorganization	Cost of Proxy Solicitation	Party that will Bear Costs
$ 240,000	$ 15,000	WBIM

The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Acquired Fund or officers and regular employees of WBIM and its affiliates, without special compensation therefor. In addition, the Acquired Fund has employed Broadridge as the proxy solicitor to provide proxy solicitation services in connection with the Meeting. Pursuant to such agreement, Broadridge will assist with mailing and transmitting the combined Proxy Statement and Prospectus and related materials, tabulate votes that are received, provide Internet and touchtone voting services and make telephone calls to shareholders to remind them to vote.

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Fund Shareholders that have their Acquired Fund Shares exchanged for Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Reorganization, Dechert will deliver an opinion (“Tax Opinion”) to the Acquiring Fund Trust and the Acquired Fund to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Acquired Fund and Acquiring Fund) and the existing U.S. federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for U.S. federal income tax purposes:

•

The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution by the Acquired Fund of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund shares to the Acquired Fund Shareholders and cash to the Cash-Out Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a “reorganization” under section 368(a)(1)(F) of the Code. The Acquiring Fund and Acquired Fund each will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

•

Under sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the assumption of all the Acquired Fund’s liabilities and the Acquiring Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;

•	The Acquired Fund will not recognize gain or loss upon the distribution to the Acquired Fund Shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization;

30

•

The Acquiring Fund will not recognize gain or loss upon receiving the assets of the Acquired Fund in exchange solely for the assumption of all liabilities of the Acquired Fund and the issuance of the Acquiring Fund Shares;

•

The Acquired Fund Shareholders will not recognize gain or loss upon receiving Acquiring Fund Shares solely in exchange for their Acquired Fund Shares (except with respect to cash received in lieu of fractional shares);

•

The aggregate basis of the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

•

An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held the shares as a capital asset on the date of the Reorganization;

•	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization;

•	The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and

•	The Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, as to the Cash-Out Shareholders, and as to the shareholders whose Acquired Fund Shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund Shares through an account that can accept shares of the Acquiring Fund on the Closing Date. None of the Funds has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund Shares and the fair market value of the Acquiring Fund Shares it received.

The tax year of the Acquired Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover (including sales of securities to fund shareholder redemptions, if any) prior to the Reorganization may be distributed prior to the Reorganization or be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Acquired Fund (which is not the intended or expected plan as of the date of this combined Proxy Statement and Prospectus), it would accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Acquired Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with the Acquiring Fund, the Acquired Fund, if determined to be preferable, may declare a distribution to shareholders prior to the Reorganization.

The tax year end for the Acquired Fund is December 31. Following the Reorganization, the tax year end for the Acquiring Fund will remain December 31.

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General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund upon the closing of the Reorganization, including any capital loss carryforwards that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for U.S. federal income tax purposes. The capital loss carryforwards of the Acquired Fund will be available to offset future gains recognized by the Acquiring Fund. Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Acquired Fund as a result of the Reorganization.

Thus, the Reorganization is not expected to result in any limitation on the use by the Acquiring Fund of the Acquired Fund’s capital loss carryforwards, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund Shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. The Reorganization may not be recognized as a tax-free reorganization under the tax laws of certain foreign jurisdictions. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

As of December 31, 2025, the Acquired Fund had available for U.S. federal income tax purposes unused short-term and long-term capital losses of approximately $4,633,000 and $4,384,000, respectively, that do not have an expiration date. To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Acquired Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2025, the Acquired Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $423,000.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Purchase and Sale of Fund Shares

Individual shares of the Acquiring Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Acquiring Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.

Recent information, including information about the Acquiring Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Acquiring Fund’s website at im.williamblair.com.

Tax Information

The Acquiring Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Acquiring Fund through a broker-dealer or financial intermediary (such as a bank), the Adviser and/or the Acquiring Fund Distributor may pay the financial intermediary for the sale of Acquiring Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Acquiring Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Premium/Discount Information

The Acquiring Fund has not yet commenced operations and, therefore, does not have information about the differences between the Acquiring Fund’s daily market price on the NYSE Arca and its NAV. Information regarding how often the closing trading price of the shares of the Acquiring Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Acquiring Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Acquiring Fund, if shorter) will be available at the Exchange.

Continuous Offering Information

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Acquiring Fund Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result,

33

broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the listing exchange is satisfied by the fact that the prospectus is available at the listing exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

OTHER SERVICE PROVIDERS

Administrator. State Street Bank and Trust Company (State Street”), State Street Financial Center, One Congress Street, Boston, Massachusetts 02114, serves as the administrator for the Acquired Fund.

State Street also serves as the administrator for the Acquiring Fund.

Distributor. William Blair & Company, L.L.C., 150 North Riverside Plaza, Chicago, Illinois 60606, is the distributor of the Funds’ shares.

Transfer Agents. SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219137, Kansas City, Missouri 64121, serves as the transfer agent for the Acquired Fund.

State Street Bank and Trust Company, State Street Financial Center, One Congress Street, Boston, Massachusetts 02114, serves as the transfer agent for the Acquiring Fund.

Custodian. State Street Bank and Trust Company, State Street Financial Center, One Congress Street, Boston, Massachusetts 02114, is custodian of the Funds’ investments.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the independent registered public accounting firm to the Funds.

The Acquired Fund’s audited financial statements for the fiscal year ended December 31, 2025, including notes thereto, and the report of Ernst  & Young LLP, an independent registered public accounting firm, are incorporated into the SAI relating to this combined Proxy Statement and Prospectus by reference to the Acquired Fund’s report on Form N-CSR for the fiscal year ended December 31, 2025.

ADDITIONAL INFORMATION

Only one combined Proxy Statement and Prospectus may be delivered to multiple shareholders sharing an address, unless a Fund has received contrary instructions. The Acquired Fund will furnish, upon written or oral request, a separate copy of the combined Proxy Statement and Prospectus to a shareholder at a shared address to which a single combined Proxy Statement and Prospectus was delivered. Requests for a separate combined Proxy Statement and Prospectus, and notifications to a Fund that a shareholder wishes to receive separate copies in the future, should be made in writing to that Fund, 150 North Riverside Plaza, Chicago, Illinois 60606, or by calling toll-free 1-800-742-7272. Multiple shareholders who are sharing an address and currently receive multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free 1-800-724-7272.

The Acquired Fund Board knows of no business, other than that set forth in the Notice, to be presented for consideration at the Meeting. However, the combined Proxy Statement and Prospectus confers discretionary authority upon the persons named as proxies on the enclosed proxy card to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Please refer to Appendix E for a discussion regarding the rights of shareholders under the organizational documents of the Acquired Fund and Acquiring Fund Trust and the laws of the state under which each is organized.

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FINANCIAL HIGHLIGHTS

The Acquiring Fund is newly created and has no performance history as of the date of this combined Proxy Statement and Prospectus. The Acquiring Fund will adopt the financial history of Class I Shares of the Acquired Fund following the Reorganization.

For the Acquired Fund, the financial highlights are included in the Acquired Fund’s prospectus, which is incorporated by reference herein. The financial highlights for the Acquired Fund have been audited by Ernst & Young LLP, whose report, along with the Acquired Fund’s audited financial statements, are included in the Acquired Fund’s report filed on N-CSR for the fiscal year ended December 31, 2025. The financial highlights are intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of that Fund’s operations, as indicated by the table.

The financial highlights are attached as Appendix D to this combined Proxy Statement and Prospectus.

Further information about the Acquired Fund’s performance is contained in the Acquired Fund’s Shareholder Reports and the Acquired Fund’s financial statements. The Acquired Fund will furnish, without charge, a copy of its most recent Shareholder Reports or financial statements and additional information included in the Fund’s report filed on Form N-CSR to any shareholder upon request.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

This Agreement and Plan of Reorganization and Liquidation (“Plan”) is made as of [__], 2026 by and between William Blair Funds, a Delaware statutory trust (the “Acquired Fund Trust”), on behalf of its series, William Blair Emerging Markets Debt Fund (the “Acquired Fund”), and William Blair ETF Trust, a Delaware statutory trust (the “Acquiring Fund Trust”), on behalf of its series, William Blair Emerging Income ETF (the “Acquiring Fund”) and, with respect to paragraphs 10.2 and 15.3 of this Plan, William Blair Investment Management, LLC (“WBIM”).

This agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares and/or cash to the applicable shareholders of the Acquired Fund (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan. The Acquiring Fund is, and will be immediately prior to the date of the closing (the “Closing Date”) (defined in paragraph 3.1), a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities of the Acquired Fund.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of William Blair Funds (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interest of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of William Blair ETF Trust (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund.

1.1.    Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:

(a)

to deliver to the Acquired Fund a number of full Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Acquired Fund Shares on such date, less:

(i)	the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares;

(ii)	the value of cash to be distributed to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring

Fund Shares (“Cash-Out Shareholders”), who shall not receive a distribution of the Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and

(iii)	the value of the liabilities of the Acquired Fund attributable to those Acquired Fund Shares as of the time and date set forth in paragraph 3.1;

with the number of full Acquiring Fund Shares to be delivered determined by dividing the value of the Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one Acquiring Fund Share (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date.

1.2.    The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3.    The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). The Acquired Fund may declare and pay to its Acquired Fund Shareholders one or more dividends and/or other distributions on or as soon as practicable prior to the Closing Date so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, as of the Closing Date.

1.4.    Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will (a) distribute to the Acquired Fund Shareholders of record (other than Cash-Out Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund Trust, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 in lieu of fractional Acquiring Fund Shares and to the Cash-Out Shareholders, and (c) completely liquidate. The aggregate net asset value of Acquiring Fund Shares to be credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; and (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5.    The Acquiring Fund Shares will be issued in the manner that complies with the Acquiring Fund Trust’s Declaration of Trust.

1.6.    Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

1.7.    Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing tax returns, or other documents with any federal, state or local tax authorities with respect to the tax year ending on or before the Closing Date, is and shall remain the responsibility of the Acquired Fund.

2.    Valuation

2.1.    The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date, or such other time as agreed to in writing by each of the Acquired Fund and Acquiring Fund (collectively, the “Funds”) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Acquired Fund Board.

2.2.    The aggregate net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquired Fund’s then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Fund Board.

2.3.    The number of the Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value per share of the Acquiring Fund Shares, determined in accordance with paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

2.4.    All computations of value shall be made by State Street Bank and Trust Company (“State Street”), in its capacity as administrator for the Acquired Fund.

3.    Closing and Closing Date

3.1.    The Closing Date shall be on or about [October 16, 2026] or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of WBIM or at such other time and/or place, including by virtual means, as the parties may agree. Without limiting the generality of the foregoing, and subject thereto, at the Closing, except as otherwise provided herein, all the Assets, rights, privileges, powers and franchises of the Acquired Fund shall vest in the Acquiring Fund, and all Liabilities, restrictions, disabilities and duties of the Acquired Fund shall become the Liabilities, obligations, restrictions, disabilities and duties of the Acquiring Fund.

3.2.    The Acquired Fund shall direct State Street, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with customary practices of the Custodian and the requirements of Section 17(f) and the rules thereunder, the Acquired Fund’s Assets. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date. To the extent that any Assets of the Acquired Fund, for any reason, are not transferable at the Closing, the Acquired Fund shall cause such Assets of the Acquired Fund to be transferred to the Acquiring Fund’s account with State Street at the earliest practicable date thereafter.

3.3.    The Acquired Fund shall direct SS&C Global Investor and Distribution Solutions, Inc., as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by the Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the

Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that the Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing, each of the Acquired Fund and the Acquiring Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquired Fund Board with respect to the Acquired Fund and Acquiring Fund Board with respect to the Acquiring Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    Representations and Warranties

4.1.    Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer, the Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)

The Acquired Fund is a series of the Acquired Fund Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and By-Laws to own all of its properties and Assets and to carry on its business as it is now being conducted;

(b)

The Acquired Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), have not been revoked or rescinded and are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except the approvals specifically contemplated by this Plan and such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws and the listing exchange of the Acquiring Fund (the “Listing Exchange”);

(d)

The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the Closing Date conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, the Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)

The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Acquired Fund Trust’s Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)

All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund Trust, on behalf of the Acquired Fund, or any of its Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated;

(i)

The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Schedule of Investments, and the Financial Highlights of the Acquired Fund dated December 31, 2025 have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)

Since December 31, 2025, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s Liabilities, or the redemption of the Acquired Fund Shares shall not constitute a material adverse change;

(k)

On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including, with respect to the taxable year that includes the Closing Date, the portion of such taxable year up to the Closing Date), the

Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its U.S. federal income tax under section 852 of the Code, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain (as defined in the Code) for all periods ending on or before the Closing Date;

(m)

All issued and outstanding Shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Acquired Fund Trust’s Declaration of Trust, fully paid and non-assessable by the Acquired Fund Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding Shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)

The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquired Fund Board, on behalf of the Acquired Fund, and this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)

The information to be furnished by the Acquired Fund for use in registration statements, information statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(p)

Insofar as it relates to the Acquired Fund, the Registration Statement on Form N-14 (“Registration Statement”) will, from the effective date of the Registration Statement through the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.    Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund Trust, the Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)

The Acquiring Fund is a series of the Acquiring Fund Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and By-Laws to own all of its properties and Assets and to carry on its business as it is now being conducted;

(b)	The Acquiring Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act have not been revoked or rescinded and are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws and the Listing Exchange;

(d)

The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the Closing Date conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s Assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Acquiring Fund Trust’s Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)

Except as otherwise disclosed in writing to and accepted by the Acquired Fund Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s Assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)

All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Acquiring Fund Trust’s Declaration of Trust, fully paid and non-assessable by the Acquiring Fund Trust and will have been offered in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(i)

The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund Board, on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j)

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, subject to the qualifications set forth in the Acquiring Fund Trust’s Amended and Restated Declaration of Trust, will be fully paid and non-assessable by the Acquiring Fund;

(k)

The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its taxable year that includes the date of the Closing Date.

(l)

Since its formation and as of immediately prior to the Closing Date, the Acquiring Fund has not held any assets or engaged in any activity or business, other than such as necessary for its organization and to consummate the Reorganization. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(m)

The information to be furnished by the Acquiring Fund for use in the registration statements, proxy statements and other documents that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(n)

Insofar as it relates to the Acquiring Fund, the Registration Statement will, from the effective date of the Registration Statement through the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.    Covenants of the Acquiring Fund and the Acquired Fund.

5.1.    The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund is not currently operational.

5.2.    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.3.    The Acquired Fund will call a meeting of Acquired Fund Shareholders to consider and act upon this Plan and the actions and transactions described herein and to take all other action necessary to obtain approval of the transactions contemplated herein. Acquired Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, “Proxy Materials”) to be used in connection with such meeting; provided that Acquiring Fund Trust, on behalf of Acquiring Fund, will furnish Acquired Fund with such information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials. The Acquired Fund Trust will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Proxy Statement/Prospectus to be mailed to Acquired Fund Shareholders.

5.4.    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.    Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6.    As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing and/or cash.

5.7.    The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8.    The Acquired Fund Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.9.    The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10.     The intention of the parties is that the transaction will qualify as a “reorganization” within the meaning of section 368(a) of the Code. Neither the Acquiring Fund, the Acquired Fund, the Acquiring Fund Trust nor the Acquired Fund Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund, the Acquired Fund and the Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated here in paragraph 8.4.

6.    Conditions Precedent to Obligations of The Acquired Fund.

The obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the performance by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.    All representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.    The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Acquired Fund Trust shall reasonably request;

6.3.    The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.    The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

7.    Conditions Precedent to Obligations of the Acquiring Fund.

The obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the performance by the Acquired Fund Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.    All representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.    The Acquired Fund Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3.    The Acquired Fund Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Acquiring Fund Trust shall reasonably request;

7.4.    The Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.    The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its Acquired Fund Shareholders all of its investment company taxable income and all of its net realized capital gains, if any, for all periods ending prior to the Closing to the extent not otherwise already distributed; and

7.6.    The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

8.    Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund or the Acquired Fund, the Acquiring Fund Trust, on behalf of the Acquiring Fund or the Acquired Fund Trust, on behalf of the Acquired Fund, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1.    The Reorganization contemplated herein has been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund’s Declaration of Trust and the 1940 Act, and certified copies of the resolutions or minutes evidencing such approval have been delivered to Acquiring Fund;

8.2.    On the Closing Date no action, suit or other proceeding shall be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3.    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities, and the Listing Exchange deemed necessary by each party to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.    Each of the parties shall have received an opinion of counsel to the parties substantially to the effect that based upon certain facts, assumptions, and representations, and the existing provisions of the Code, Treasury Regulations promulgated thereunder, for U.S. federal income tax purposes:

(a)

The acquisition by the Acquiring Fund of all of the Assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution by the Acquired Fund of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund shares to the Acquired Fund Shareholders and cash to the Cash-Out Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a “reorganization” under section 368(a)(1)(F) of the Code. The Acquiring Fund and Acquired Fund each will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)

Under sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Assets of the Acquired Fund to the Acquiring Fund in exchange solely for the assumption of all the Acquired Fund’s Liabilities and the Acquiring Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;

(c)	The Acquired Fund will not recognize gain or loss upon the distribution to the Acquired Fund Shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization;

(d)

The Acquiring Fund will not recognize gain or loss upon receiving the Assets of the Acquired Fund in exchange solely for the assumption of all Liabilities of the Acquired Fund and the issuance of the Acquiring Fund Shares;

(e)

The Acquired Fund Shareholders will not recognize gain or loss upon receiving Acquiring Fund Shares solely in exchange for their Acquired Fund Shares (except with respect to cash received in lieu of fractional shares);

(f)	The aggregate basis of the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of the Acquired

Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(g)

An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held the shares as a capital asset on the date of the Reorganization;

(h)	The tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization;

(i)	The holding period of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund; and

(j)	The Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

For avoidance of doubt, Acquired Fund Shareholders for this purpose refers to shareholders of the Acquired Fund who hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares and does not include Cash-Out Shareholders.

The delivery of such opinion is conditioned upon receipt by counsel to the parties of representations it shall request of the parties. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9.    Indemnification

9.1.    The Acquiring Fund Trust, on behalf of the Acquiring Fund and solely out of the Acquiring Fund’s Assets, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2.    The Acquired Fund Trust, on behalf of the Acquired Fund and solely out of the Acquired Fund’s Assets, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.    Brokerage Fees and Expenses

10.1.    The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2.    The expenses relating to the proposed Reorganization will be borne by WBIM (except brokerage costs, trading taxes and other transaction costs associated with portfolio adjustments). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation, printing and distributing the Registration Statement, proxy solicitation expenses, legal fees, accounting fees, securities registration fees and brokerage costs, trading taxes and other transaction costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of section 851 of the Code.

11.    Entire Agreement; Survival of Warranties

11.1.    Each party to this agreement agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Plan constitutes the entire agreement between the parties.

11.2.    The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.    Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquiring Fund Board or the Acquired Fund Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Board, make proceeding with the Plan inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.    Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Fund Trust and the Acquired Fund Trust, on behalf of the Funds.

14.    Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 767 Fifth Avenue, New York, NY 10153, in each case with a copy to Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, Massachusetts 02110, Attn: Stephanie A. Capistron, Esq.

15.    Headings; Governing Law; Assignment; Limitation of Liability

15.1.    The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2.    This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3.    This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the date above first written.

WILLIAM BLAIR ETF TRUST	WILLIAM BLAIR FUNDS
On behalf of the Acquiring Fund	On behalf of the Acquired Fund

By:	By:

Name:	Name:
Title:	Title:

William Blair Investment Management, LLC agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.
William Blair Investment Management, LLC

By:

Name:
Title:

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S

INVESTMENT STRATEGIES AND RELATED RISKS

The principal investment strategies of the Acquired Fund and the Acquiring Fund are identical.

Additional Information About the Acquiring Fund’s Investment Strategies

Investment Objective and Strategies

The Fund seeks to provide attractive risk-adjusted returns relative to the Fund’s benchmark.

The Summary Section of the Fund’s Prospectus describes the Fund’s principal investment policies and strategies intended to achieve the Fund’s investment objective. The investment types detailed in the Fund’s Summary Section are further described in the Investment Glossary included in the Prospectus and in the Statement of Additional Information. The Fund will provide shareholders with at least 60 days’ notice of any changes to its 80% investment policy. In addition, the Fund will provide shareholders with at least 60 days’ notice of any changes to its investment objective. For the avoidance of doubt, in appropriate circumstances, synthetic instruments, such as derivatives, and other investment companies will count toward the Fund’s 80% investment policy if those instruments have economic characteristics similar to the other investments included in the 80% policy.

Temporary Defensive Position. The Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed only if, in the judgment of the Adviser, investments in the Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. For temporary defensive purposes, the Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. When the Fund is invested defensively, it may not meet its investment objective.

Portfolio Holdings. A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Additional Information About a Fund. The Fund is a series of William Blair ETF Trust, an open-end management investment company. The Adviser provides management and investment advisory services to the Fund. The Prospectus doesn’t tell you about every policy or risk of investing in the Fund. If you want more information on the Fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the SAI (the back cover tells you how to do this).

Comparison of the Funds’ Principal Risks

The principal risks associated with an investment in the Acquired Fund and the Acquiring Fund are the same, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure, which are as follows (more details about each risk are provided below): Authorized Participant Concentration Risk, Cash Transactions Risk, and Trading Risk.

There is no assurance that a Fund will achieve its investment objective, and you can lose money investing in such Fund. Shares of a Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Description of Principal Risks of the Acquiring Fund:

The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

The Fund involves a high level of risk and may not be appropriate for everyone. There can be no assurance that the Fund’s investment objective will be achieved. The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

New Fund Risk. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Furthermore, local, regional and global events such as war, military conflict, geopolitical risk, acts of terrorism, social unrest, tariffs and other restrictions on trade, natural disasters, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political (including geopolitical) or economic conditions or events. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within a time period deemed desirable by the Fund. Securities subject to liquidity risk in which the Fund may invest include emerging market securities, stocks of smaller companies, private placements, Rule 144A securities, below-investment-grade securities and other securities without an established market. Liquidity risk may be magnified for fixed income securities in a rising interest rate environment if there is increased supply in the market due to selling activity. If dealer capacity in fixed income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During period of market stress, the Fund’s assets could potentially experience significant levels of illiquidity.

Share Ownership Concentration Risk.  Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders, which may occur rapidly or unexpectedly, may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. To the extent effected in cash, these redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. Such cash redemptions may also accelerate the realization of taxable income and/or gains to shareholders, which could make investments in Shares less tax-efficient than an investment in an ETF that is able to effect redemptions in-kind. Similarly, large Fund share purchases through an authorized participant may adversely affect the performance of the Fund to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its respective portfolios, and may be more susceptible to greater losses because of these developments.

Foreign Investment Risk. The risks of investing in securities of foreign issuers may include less publicly available information, less stringent investor protections and disclosure standards, less governmental regulation and supervision of foreign stock exchanges, brokers and issuers, share registration and custody, less stringent or a lack of uniform accounting, auditing and financial reporting standards, practices and requirements, the possibility of expropriation, seizure or nationalization, confiscatory taxation, trade restrictions (including tariffs and other trade barriers), limits on repatriation, adverse changes in investment or exchange control regulations, political instability, restrictions on the flow of international capital, imposition of foreign withholding and other taxes, fluctuating currencies, inflation, difficulty in obtaining and enforcing judgments against foreign entities or other adverse political, social or diplomatic developments that could affect the Fund’s investments. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. The Fund is expected to incur operating expenses that are higher than those of funds investing exclusively in U.S. securities due to the higher custodial fees associated with foreign securities investments. In addition, the time period for settlement of transactions in certain foreign markets generally is longer than for U.S. markets.

Foreign securities held by the Fund may be denominated in currencies other than the U.S. dollar. Therefore, changes in foreign exchange rates will affect the value of the securities held by the Fund either beneficially or adversely. Fluctuations in foreign currency exchange rates will also affect the dollar value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, available for distribution to shareholders.

The Fund’s investments in ADRs are also subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Currency Risk. The value of the Fund’s portfolio may be affected by changes in exchange rates or control regulations. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Emerging Markets Risk. Foreign investment risk is typically magnified in emerging markets, which are the less developed and developing nations. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Political, social and economic structures in many emerging market countries may be less established than in developed countries and may change rapidly. Such countries may also lack the social, political and economic characteristics of more developed countries. Unanticipated political, social or economic developments may affect the values of the Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. The currencies of certain emerging market countries have from time to time experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Many emerging market countries have experienced substantial rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

The small size, limited trading volume and relative inexperience of the financial markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries.

There may be little financial or accounting information available with respect to issuers located in these countries, and this information may not reflect the issuer’s financial position in the same way as it would be reflected if the financial and accounting information had been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, it may be difficult to assess the value or prospects of an investment in such issuers.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

Prior governmental approval of non-U.S. investments may be required and foreign investment in U.S. companies may be subject to limitation in some emerging market countries. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

The economies of certain developing countries may be dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to the Emerging Income ETF, the risks of investing in emerging markets are further magnified in frontier markets, which may have greater political or economic instability and may also be subject to trade barriers, adjustments in currency values and developing or changing securities laws and other regulations. Investments in frontier market countries generally are less liquid and subject to greater price volatility than investments in developed markets or emerging markets generally.

Risks of Investing in China. By investing in securities or instruments that are economically tied to the PRC, the Fund is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. The PRC has had a relatively stable political environment in recent periods, but such stability is not guaranteed to continue. The Fund’s exposure to the PRC is also subject to certain other risks including, among others, risks associated with (i) inefficiencies associated with inconsistent growth, (ii) the limited operating history and relatively small size of many companies in China, (iii) the potential for, at times significant, government intervention in markets or the economy at large, (iv) the uncertainty inherent in, and potential changes that could be made in respect of, the rules and regulations of the market access programs that govern many investments in the PRC, and (v) uncertainty in whether the PRC’s government is committed to continuing economic reforms. In addition to these risks, the relationship between the PRC and Hong Kong or Macau may present a risk to the Fund’s investment in the PRC, Hong Kong, or Macau. Controls on foreign investment in the PRC and limitations on repatriation of invested capital present additional risks for the Fund’s investment in the PRC. Although there has been a recent relaxation of requirements governing the repatriation of funds under certain market access programs, it is not clear whether and how these relaxed requirements will be implemented in practice. As a result, due to regulatory requirements in the PRC, the Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time—which could result in losses for the Fund. Securities exchanges in the PRC also typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of the Fund’s investments.

Changes to political and economic relationships, including recent trade and policy disputes and strained international relations, between China and other countries and changes to China’s socioeconomic systems may adversely affect the Fund’s investments in China. For example, continued hostility and the potential for future political or economic disturbances between China and the United States may have an adverse impact on the values of investments in China, the United States and/or other countries.

U.S. governmental orders and sanctions with respect to Chinese companies may limit the securities in which the Fund may invest or force the Fund to sell holdings at a time the Adviser finds unattractive. There is also the risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.

Variable Interest Entities. The Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements). These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies.

Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.

The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States.

While VIEs are a longstanding industry practice, well known to Chinese officials and regulators, VIEs are not formally recognized under Chinese law. The Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure. Other risks associated with such investments include the risk that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

Risks of Investing through China Stock Connect. China A-shares (“A-shares”) are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.

Investment in eligible A-shares listed and traded on the SSE or the SZSE is also permitted through the respective Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (together, “Stock Connect”). Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited

(“HKEX”), SSE, SZSE, and China Securities Depositary and Clearing Corporation Limited (“ChinaClear”) with an aim to achieve mutual stock market access between the People’s Republic of China and Hong Kong.

Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Fund. Stock Connect imposes daily quota limitations, and investors may not purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to enter into or exit trades on a timely basis. Stock Connect can operate only when the Shanghai or Shenzhen markets, in addition to the Hong Kong market, are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, the Fund may not be able to dispose of its A-shares in a timely manner, which could adversely affect Fund performance. HKEX, SSE, and SZSE each reserve the right to suspend trading and the A-shares market has historically had a higher propensity for trading suspensions than many other global equity markets. Because of the way in which A-shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security.

The regulations of Stock Connect are relatively new and untested and are subject to changes, which could adversely impact the Fund’s rights with respect to its A-shares. As Stock Connect is relatively new, there are no assurances that the operational systems of the relevant market participants comprising the Stock Connect program will function properly, independently or in coordination with other participants. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time.

Quota Limitations. The Stock Connect is subject to quota limitations; in particular, once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded, buy orders will be rejected (although investors will be permitted to sell their cross-boundary securities regardless of the quota balance). Therefore, quota limitations may restrict the Fund’s ability to invest through the Stock Connect on a timely basis, and the Fund may not be able to effectively pursue its investment strategy.

Legal/Beneficial Ownership. The SSE and SZSE A-shares in respect of the Fund are held by the depositary/sub-custodian in accounts in the Hong Kong Central Clearing and Settlement System maintained by the HKSCC as central securities depositary in Hong Kong. HKSCC in turn holds the SSE and SZSE A-shares, as the nominee holder, through an omnibus securities account in its name registered with ChinaClear. The precise nature and rights of the Fund as the beneficial owners of the SSE and SZSE A-shares through HKSCC as nominee is not well defined under PRC law. Because HKSCC is only a nominee holder and not the beneficial owner of SSE or SZSE A-shares, in the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, investors should note that SSE and SZSE A-shares will not be regarded as part of the general assets of HKSCC available for distribution to creditors even under mainland China law. However, HKSCC will not be obliged to take any legal action or enter into court proceedings to enforce any rights on behalf of investors in SSE or SZSE A-shares in mainland China. Foreign investors, like the Fund investing through the Stock Connect holding the SSE or SZSE A-shares through HKSCC, are the beneficial owners of the assets and are therefore eligible to exercise their rights through the nominee only.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. As the national central counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission. The chances of a ChinaClear default are considered to be remote. In the remote event of a ChinaClear default, HKSCC’s liabilities in SSE and SZSE A-shares under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC should in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund may suffer delay in the recovery process or may not fully recover its losses from ChinaClear.

Suspension Risk. Each of the SEHK, SSE and SZSE reserves the right to suspend trading, if necessary, for ensuring an orderly and fair market and that risks are managed prudently. Consent from the relevant regulator would be sought before a suspension is triggered. Where a suspension is effected, the Fund’s ability to access the PRC market will be adversely affected.

Differences in Trading Day. The Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is therefore possible that there are occasions when it is a normal trading day for the PRC market, but the Fund cannot carry out any trading via the Stock Connect. The Fund may be subject to a risk of price fluctuations during the time when the Stock Connect is not trading as a result.

Restrictions on Selling Imposed by Front-end Monitoring. PRC regulations require that before an investor sells any A-share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on sell orders of its participants (i.e., the stockbrokers) to ensure there is no over-selling. If the Fund intends to sell certain A-shares it holds, it must transfer those shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, the Fund may not be able to dispose of its holdings in a timely manner.

Operational Risk. The Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are permitted to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. The securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an on-going basis. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. The Fund’s ability to access the market (and hence to pursue its investment strategy) may be adversely affected.

Regulatory Risk. The Stock Connect is a novel concept. The current regulations are relatively new and untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change and there can be no assurance that the Stock Connect will not be abolished. New regulations may be issued from time to time by the regulators/stock exchanges in the PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under the Stock Connect. The Fund may be adversely affected as a result of such changes.

Recalling of Eligible Stocks. When a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, the stock can only be sold and is restricted from being bought. This may affect the investment portfolio or strategies of the relevant Fund, for example, if the Adviser wishes to purchase a stock that is recalled from the scope of eligible stocks.

No Protection by Investor Compensation Fund. Investment in SSE and SZSE A-shares via the Stock Connect is conducted through brokers and is subject to the risks of default by such brokers’ in their obligations. Investments of the Fund are not covered by the Hong Kong’s Investor Compensation Fund, which has been established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in respect of SSE and SZSE A-shares via Stock Connect do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited, they will not be covered by the Investor Compensation Fund. Therefore, the Fund is exposed to the risks of default of the broker(s) it engages in its trading through the Stock Connect.

Geographic Risk. To the extent that the Fund invests a significant portion of its assets in any one country or geographic region, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries or geographic regions in which it invests. Investing in any one country or geographic region makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country or geographic region.

Government and Regulatory Risk. Governmental and regulatory authorities in the United States and other countries have taken, and may in the future take, actions intervening in the markets in which the Fund invests, and in the economy more generally. Governmental and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund or to the companies in which the Fund invests. The effects of these actions on the markets generally, and the Fund’s investment program in particular, can be uncertain and could restrict the ability of the Fund to fully implement its investment strategies, either generally, or with respect to certain securities, industries or countries. For example, sanctions or other investment restrictions imposed by governments could preclude the Fund from investing in certain issuers or cause the Fund to sell investments at a disadvantageous time; new regulations on certain types of companies, including new anti-trust regulations, could adversely affect the value of certain investments held by the Fund; and new regulations promulgated by securities regulators could increase the costs of investing in the Fund by increasing expenses borne by the Fund in order to comply with such regulations.

By contrast, markets in some non-U.S. countries historically have been subject to little regulation or oversight by governmental or regulatory authorities, which could heighten the risk of loss due to fraud or market failures in those countries. For example, a foreign government’s decision not to subject companies to uniform accounting, auditing and financial reporting standards practices, and requirements comparable to those applicable to U.S.-based companies could increase the risk that accounting fraud goes undetected. The lack of government-enforced oversight may result in investors having limited rights and few practical remedies to pursue shareholder claims.

Furthermore, governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Fund or the market value of an instrument held by the Fund. The Adviser cannot predict the effects of any new laws or regulation that may be implemented, and there can be no assurance that any new laws or regulations will not adversely affect the Fund’s ability to achieve its investment objective. For example, financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation that may change frequently and have significant adverse consequences on the Fund. Similarly, investments in certain industries, sectors or countries may also be subject to extensive regulation. Economic downturns and political changes can trigger economic, legal, budgetary, tax, and other regulatory changes. Regulatory changes may impact the way the Fund is regulated or the way the Fund’s investments are regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to pursue its investment strategy or achieve its investment objective.

Derivatives Risk. Investing in derivatives involves investment techniques and risks different from those associated with ordinary fund securities transactions and may involve increased transaction costs. The Fund’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Fund’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, operational risk, legal risk, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. The use of derivatives may increase the volatility of the Fund’s net asset value. Derivatives may be leveraged such that a small investment in derivative instruments can have a significant impact on the Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The Fund also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Fund also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter (“OTC derivatives”) do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such OTC derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa.

While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table.

Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. The possible lack of a liquid secondary market for certain derivatives and the resulting inability of the Fund to sell or otherwise close out a derivatives position could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately. In addition, if the Fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so.

Leverage Risk. The Emerging Income ETF’s investments in derivatives or exposure to derivatives through other investment vehicles expose the Fund to leverage inherent in such instruments. Such leveraged investments can amplify the effects of market volatility on the Fund’s net asset value (i.e., relatively small market movements may result in large changes in the Fund’s net asset value) and make the Fund’s returns more volatile. At times, the Fund’s leveraged investments may cause the Fund’s investment exposure to exceed its net assets and could cause the Fund to experience substantial losses, including the risk of total loss, if the market moves against the Fund. The use of leveraged investments may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leveraged investments may also cause the Fund to have higher expenses than those of funds that do not use such techniques.

Interest Rate Risk. Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. The value of the Fund’s fixed income securities tends to decrease when interest rates rise and tends to increase when interest rates fall. Securities with longer maturities or durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer maturities or durations are usually more volatile than those with shorter maturities or durations. The negative impact on fixed income securities from rising interest rates could be significant and negatively impact the Fund’s net asset value. The current rising interest rate environment may also result in periods of increased redemptions from the Fund and increased supply in the market due to selling activity to meet redemptions. If the Fund has to liquidate portfolio securities to meet redemptions in such an environment, it may have to do so at disadvantageous times and prices, which could negatively impact the Fund’s net asset value. The Fund’s investment in variable rate securities will generally be less sensitive to interest rate changes, but such securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities from rising interest rates could be swift and significant and negatively impact the Fund’s net asset value. The U.S. Federal Reserve and other central banks may raise the federal funds rate and equivalent rates. Any such increases will likely cause market interest rates to rise, which will cause the value of the Fund’s fixed income holdings, particularly those with longer maturities, to fall. Changing interest rates may result in heightened market volatility, reduce liquidity and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

Inflation Risk. The Fund’ investments are subject to inflation risk, which is the risk that the real value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline as can the purchasing power of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets. Inflation has reached unusually high levels in recent periods and the Fed has increased interest rates significantly to seek to combat inflation.

Credit Risk. The value of the Fund’s securities is subject to the ability of the issuers of such securities to make interest payments or payment at maturity. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable. Not all securities issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Such securities involve different degrees of government backing. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities in which the Fund may invest are backed by the full faith and credit of the United States, such as modified pass-through certificates issued by the Government National Mortgage Association, while others are backed exclusively by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury. Others are backed only by the credit of the issuer itself. While the U.S. Government may provide financial support to such agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

The Fund’s investments in below-investment-grade securities (e.g., “high yield” or “junk” bonds) may have additional credit risk. Securities rated below BBB by a nationally recognized statistical rating organization have speculative characteristics and can be more vulnerable to bad economic news than investment grade securities, which could lead to a weakened capacity to make principal and interest payments. In some cases, below-investment-grade securities may decline in credit quality or go into default. For a description of ratings, see Appendix B in the Statement of Additional Information.

Income Risk. Income risk is the risk that the income received by the Fund may decrease as a result of a decline in interest rates. A Fund’s income is based on short-term interest rates, which may fluctuate over short periods of time.

Credit Default Swap Risk. Credit default swaps are subject to the credit risk of the underlying reference obligation and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. Credit default swaps are also subject to the risk that the Adviser will not properly assess the risk of the underlying reference obligation. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. Credit default swaps may be difficult to value and may have the effect of leverage on the Fund.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the Fund’s service providers or counterparties, issuers of securities held by the Fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, changes in personnel, errors caused by third parties or trading counterparties and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures may adversely affect the Fund and its shareholders or cause reputational damage and subject the Fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s net asset value, and impede trading). In addition, cyber-attacks, disruptions, or failures involving the Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the Fund, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

Substantial costs may be incurred in order to prevent any cyber-attacks, disruptions, or failures in the future. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify its protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. There is no assurance that any efforts to mitigate cybersecurity risks undertaken by the Fund, the Adviser, or third-party service providers will be effective.

While the Fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyberattacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by the Fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber-attacks, disruptions, or failures. In addition, the Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers of securities held by the Fund, or other market participants.

Sovereign and Quasi-Sovereign Default Risk. The Emerging Income ETF invests in securities issued by or guaranteed by non-U.S. sovereign governments (known as sovereign debt securities) and in securities issued by entities that are owned or guaranteed by non-U.S. sovereign governments (known as quasi-sovereign debt securities). An issuer of sovereign or quasi-sovereign debt held by the Fund, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due, and the Fund may have limited recourse in the event of a default. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates. Quasi sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations.

Aggressive Investment Technique Risk. The Emerging Income ETF may use investment techniques and financial instruments that may be considered aggressive, including but not limited to the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques may also include taking short positions or using other techniques that are intended to provide inverse exposure to a particular market or other asset class, as well as leverage, which can expose the Fund to potentially dramatic losses or gains. These techniques may expose the Fund to potentially dramatic losses in the value of certain of its portfolio holdings.

Counterparty and Contractual Default Risk. The Emerging Income ETF’s investments in derivatives and other financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s failure or inability to perform its obligations or bankruptcy. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets as a result of bankruptcy or other reorganization proceedings. The Fund could also experience limited recoveries or no recovery at all, and the value of an investment in the Fund could decline as a result. In addition, the Fund may default under an agreement with a counterparty which could adversely affect the Fund’s investing activities.

Floating and Variable Rate Securities Risk. For floating and variable rate securities, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such a security, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate security that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to a security’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate securities have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the security, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Private Placement Risk. Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

High Yield Securities Risk. The Emerging Income ETF may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies that are highly leveraged, less credit-worthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Distressed Debt Risk. When the Emerging Income ETF invests in obligations of financially troubled issuers (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.

Portfolio Turnover Rate Risk. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by the Fund. In addition, the Fund may realize significant short-term and long-term capital gains if portfolio turnover rate is high, which will result in taxable distributions to investors that may be greater than those made by other funds with lower portfolio turnover rates.

ETF Structure Risks.

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Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

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Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. To the extent the Fund effects its redemptions in-kind, the in-kind redemption mechanism generally will not lead to a tax event for the Fund or its non-redeeming shareholders. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

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Trading Risk. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share during periods when there is a significant premium or discount. During such periods, you may incur significant losses if you sell your shares. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated closing of the exchange occurs, a shareholder may be unable to purchase or sell shares. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the shares’ NAV may widen.

APPENDIX C

ADDITIONAL INFORMATION REGARDING THE ACQUIRING FUND

DISTRIBUTION OF FUND SHARES

William Blair & Company, L.L.C., (the “Distributor”) is the exclusive distributor of Creation Units of the Fund. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund.

The Distributor’s principal address is 150 North Riverside Plaza, Chicago, Illinois 60606. The Board has adopted a distribution and servicing plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES

William Blair Investment Management, LLC (“WBIM” or the “Adviser”) may, at its own expense and out of its own legitimate profits, provide cash payments to financial intermediaries whose customers invest in shares of the Fund. For this purpose, these financial intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, and others, including affiliates of the Adviser, that may enter into agreements with the Adviser. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the financial intermediaries’ making shares of the Fund available to their customers. Such compensation may provide such financial intermediaries with an incentive to favor sales of Shares of the Fund over other investment options they make available to their customers. See the SAI for more information.

BOOK ENTRY

The Depository Trust Company (“DTC”) serves as securities depository for the shares. The shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants (described below). Beneficial owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

BUYING AND SELLING SHARES

Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading, as defined below, may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

The shares of the Emerging Income ETF are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “business day” with respect to the Fund is each day the Exchange and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the 1940 Act. Orders from authorized participants to create or redeem Creation Units will only be accepted on a business day. On days when the Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV. The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on the Exchange at prevailing market prices, the risks of frequent trading are limited.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (for purposes of this paragraph, the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of a Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in a Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.

The Trust and the Distributor reserve the right to reject a creation order transmitted to it by the Trust’s transfer agent for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Fund may reject or revoke acceptance of a creation order when: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator; (d) the acceptance of the portfolio deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders.

Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust’s transfer agent will notify an Authorized Participant if an order is rejected. The Trust, the Trust’s custodian, any sub-custodian, the Distributor and the Trust’s transfer agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the amounts of the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATIONS AND REDEMPTIONS

Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) enters into an authorized participant agreement with the Fund’s Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by State Street Bank and Trust Company, as the Trust’s transfer agent (the “Transfer Agent”), generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

In the event of a system failure or other interruption, including disruptions at market makers or authorized participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intend to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

The in-kind arrangements are intended to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions and generally will not lead to a tax event for the Fund or its ongoing shareholders.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. The Fund may earn dividends from stocks and interest from bond, money market and other investments, as well as net short-term capital gains from sales of securities, all of which are passed through to shareholders as income dividends as long as expenses do not exceed income.

Capital Gain Distributions. The Fund may realize capital gains whenever it sells securities for a higher price than it paid for them, which then will generally be passed through to shareholders as capital gain distributions to the extent that the Fund’s net long-term capital gains exceed the sum of its net short-term capital losses for such year and any capital loss carryovers available from prior years.

As a shareholder, you are entitled to your portion of the Fund’s net income and gains on its investments. The Fund passes its earnings along to you as dividends and distributions. The Fund’s policy is to distribute substantially all net investment income, if any, and all realized net capital gain, if any. All distributions of income and capital gain and any return of capital have the effect of immediately thereafter decreasing net asset value per share. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

When Dividends are Paid

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The Fund’s net investment income will be declared and distributed to shareholders monthly. Capital gain distributions, if any, generally will be declared annually and paid annually in December and/or January.

FEDERAL INCOME TAXES

Tax Status of the Fund

The Fund intends to qualify every year as a “regulated investment company” under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that it distributes to its shareholders at least 90% of its “investment company taxable income” (which includes, among other items, dividends, interest, the excess of net short-term capital gains over net long- term capital losses and other taxable income other than the excess of net long-term capital gains over net short-term capital losses) and 90% of its net tax-exempt interest income (if any) in each year. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest; dividends; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income from interests in “qualified publicly traded partnerships,” as defined in the Code; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers (other than other regulated investment companies) that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to satisfy the income test or diversification test described above, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Taxability of Dividends and Distributions

The Fund intends to pay dividends from its net investment income and to distribute any net realized capital gains once each year. Distributions of the Fund’s investment company taxable income (other than “qualified dividend income”), including distributions of net short-term capital gains, will be taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gains (the excess of the Fund’s net long-term capital gain for the taxable year over its net short-term capital loss for that year) reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital, to the extent of your adjusted basis in your shares of the Fund, and as a capital gain thereafter (if you held your shares of the Fund as capital assets). Distributions of the Fund are not expected to qualify for the reduced tax rate applicable to certain qualified dividends or for the corporate dividends-received deduction because the Fund’s investment income will consist generally of interest income rather than corporate dividends.

If your distributions are reinvested in additional shares of the Fund, you will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. All distributions of investment company taxable income and net long-term capital gains, whether received in cash or reinvested, must be reported on your U.S. federal income tax return.

The character and tax status of all distributions will be available to shareholders after the close of each calendar year. Annual year-end distribution estimates, if any, are expected to be available beginning in October or November of each year, and may be updated from time to time, on the Fund’s website at im.williamblair.com. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Distributions paid in January will be taxable to you as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Dividends, interest and other income or gains received by the Fund may be subject to withholding and other taxes imposed by foreign countries. In general, the Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund meets certain requirements and so elects, a ratable portion of the amounts withheld or paid will generally be taxable to you as a shareholder even though you do not receive them. In that case, you will generally be able to claim a tax credit or a deduction for your portion of any foreign income taxes, including withholding taxes, paid by the Fund, subject to generally applicable limitations.

The Fund’s transactions in derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives. If the Fund invests in non-U.S. dollar denominated debt or derivatives denominated in currencies other than the U.S. dollar, the Fund may realize foreign currency gain or loss treated as ordinary income or loss that may affect the amount of distributions required to be made by the Fund or the character of such distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

The Fund must withhold 24% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Taxability of the Sale of Shares

You will recognize a taxable gain or loss, if any, if you sell your shares. You will generally be subject to taxation based on the difference between your adjusted tax basis in your shares that are sold and the value of the cash or other property you receive in payment therefor.

Any gain or loss arising from the sale of shares will be treated as capital gain or loss if the shares are capital assets in your hands and will generally be long-term capital gain or loss if your holding period for your shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, long-term capital gains recognized by individuals and other non-corporate shareholders on a sale of shares generally are taxed at a maximum rate of 20%. Any loss realized on a sale will be disallowed to the extent the shares you dispose of are replaced (including pursuant to a dividend reinvestment in shares) with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of your shares. In such a case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale of shares for which you have a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends you received with respect to such shares.

Tax Basis Information

Reporting to you and the IRS is required annually on Form 1099-B with respect to the adjusted tax basis and holding period of your shares and your gain or loss when shares of the Fund are sold or redeemed. You should contact your financial intermediary with respect to reporting of cost basis and available elections with respect to your account. Please consult your tax advisor with regard to your particular circumstances.

Creations and Redemptions.

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash paid. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.

The foregoing is a summary of some of the important U.S. federal income tax considerations affecting the Fund and its shareholders. It is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding shares of the Fund. You should consult your own tax advisor regarding specific questions of federal, state, local or foreign tax law.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the closing trading price of the shares of the Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the shares of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at im.williamblair.com.

CONTINUOUS OFFERING INFORMATION

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the listing exchange is satisfied by the fact that the prospectus is available at the listing exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Trust and the Adviser may purchase and resell shares pursuant to this Prospectus.

The foregoing is only intended as a brief summary of certain U.S. federal income tax issues relating to investment in the Fund by shareholders subject to U.S. federal income tax. Shareholders should consult their tax advisor about the application of the provisions of the tax laws, including state and local tax laws, in light of their particular situation before investing in the Fund.

For a more detailed discussion of U.S. federal income taxes, see the SAI.

SHAREHOLDER INFORMATION

Consultation With a Professional Tax Advisor is Recommended, both because of the complexity of federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

Shareholder Rights. All shares of the Fund have equal rights with respect to dividends, assets and liquidation of the Fund and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of Trustees, to elect all the Trustees. All shares of the William Blair ETF

Trust will be voted in the aggregate, except when a separate vote by a William Blair ETF is required under the 1940 Act. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Under Delaware law, the Trust is not required to hold shareholder meetings on an annual basis. As required by law, the Fund will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Trustees, for such purposes as electing or removing Trustees, changing fundamental policies or approving a material amendment to the Management Agreement. (For additional information about shareholder voting rights, see the SAI.)

DETERMINATION OF NET ASSET VALUE

When and How Net Asset Value (“NAV”) is Determined

The Fund’s net asset value is the value of its total assets minus its liabilities. The Fund’s net asset value per share is determined by dividing the Fund’s net asset value by the number of Fund shares outstanding.

The net asset value per share shall be determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m., Eastern time, on each day when the NYSE is open. The Fund does not price its shares on days when the NYSE is closed for trading.

Quotations of foreign securities in foreign currencies are converted into the United States dollar equivalents at the prevailing market rates as computed by State Street Bank and Trust Company, the Fund’s custodian. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to 3:00 p.m., Central time, the current closing time of the NYSE. Trading on foreign exchanges may not take place on every day that the NYSE is open. Conversely, trading in various foreign markets may take place on days when the NYSE is not open and on other days when net asset value is not calculated. Consequently, the value of the net assets held by the Fund may be significantly affected on days when shares are not available for purchase or redemption.

How the Value of Fund Securities is Determined

U.S. Equity Securities. The value of U.S. equity securities, including ETFs, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in other investment funds which are not traded on an exchange are valued at their respective net asset value per share.

Foreign Equity Securities. The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Adviser, as the Valuation Designee (as described below), has determined that the passage of time between when the foreign exchanges or markets close and when the Fund computes its net asset value could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE in the event of market movement occurring after the close of regular trading on the foreign exchange or market where the security is primarily traded. As a result, the Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

U.S. and Foreign Fixed Income Securities. Fixed income securities are generally valued using evaluated prices provided by an independent pricing service or, if a price is not available, the security is valued at the last reported bid price or mean between the last reported bid and the last reported ask (depending on the type of security), in each case obtained by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Repurchase agreements and certain privately placed debt securities are valued at cost, which approximates fair value.

Derivative Instruments. Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Other Valuation Factors. Securities, and other assets, for which a market quotation is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value. The Board has appointed the Adviser as the Fund’s valuation designee under Rule 2a-5 of the 1940 Act (“Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

INVESTMENT GLOSSARY

The following glossary explains some of the types of securities in which the Fund may invest, investment techniques they may employ, and some of the related risks. For more information, please see other sections of this Prospectus, including the Summary, Additional Information Regarding Investment Objectives and Strategies, and Principal Risks, as well as the SAI.

Collateralized Obligations. Mortgage-Backed Securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-backed security can be expected to increase.

Asset-Backed Securities. Asset-backed securities are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-government entities.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Emerging Income ETF may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Depositary Receipts. American Depositary Receipts (“ADRs”) are dollar-denominated securities issued by a U.S. bank or trust company that represent, and may be converted into, the underlying foreign security. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) represent a similar securities arrangement but are issued by European banks or other depositories, respectively. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets, and EDRs and GDRs, in bearer form, are designed for issuance in European securities markets. Investments in depositary receipts entail risks similar to direct investments in foreign securities. These risks are detailed in the “Principal Risks” section above and in the Statement of Additional Information.

Derivatives. As described in the “Additional Information Regarding Investment Objectives and Strategies” section of this Prospectus, the Emerging Income ETF may use certain types of derivatives for hedging or risk management purposes as well as to equitize cash in situations involving large cash inflows or anticipated large redemptions. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives include options, futures, forward contracts, swaps and related products.

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. A forward currency contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Fund may use forward foreign currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when the Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. The Fund may also use forward foreign currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if the Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency. Although forward foreign currency contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward foreign currency contracts to the Fund will depend on the ability of the Adviser to accurately predict future currency exchange rates.

Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified process or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Credit Default Swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). The Fund may be a buyer or seller of a credit default swap. Where the Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will lose its premium payment and recover nothing. However, if the Fund is a buyer and a credit event occurs, the Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, the Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, the Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Emerging Markets. The Fund defines emerging markets as every country in the world except countries included in the MSCI World Index. Emerging market companies are companies organized under the laws of an emerging market country or having securities that are traded principally on an exchange or over-the-counter in an emerging market country.

Floating and Variable Rate Securities. The Emerging Income ETF may invest in instruments having rates of interest that are adjusted periodically or that “float” continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments (“Variable Rate Securities”). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as secured overnight financing rate (SOFR), a bank’s prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. The Emerging Income ETF may invest in Variable Rate Securities that have a demand feature entitling the Fund to resell the securities to the issuer or a third-party at an amount approximately equal to the principal amount thereof plus accrued interest (“Variable Rate Demand Securities”). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Fund determines the maturity of Variable Rate Securities in accordance with SEC rules, which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, if they have a stated maturity date of one year or less, or if they have demand features prior to maturity.

Initial Public Offerings (“IPOs”). The Fund may participate in IPOs. IPOs are subject to high volatility and are of limited availability. The Fund’s ability to obtain allocations of IPOs is subject to allocation by members of the underwriting syndicate to various clients and allocation by the Adviser among its clients. When the Fund is small in size, the Fund’s participation in IPOs may have a magnified impact on the Fund’s performance.

Investment Grade Securities. A security is considered to be investment grade if it is rated in one of the highest four categories by at least one nationally recognized statistical rating organization.

Hybrid Bonds. The Emerging Income ETF may invest in hybrid bonds. Hybrid bonds are securities that have debt and equity characteristics. Like other bonds, hybrid bonds have periodic coupon payments and a stated maturity and the issuer pays interest pre-tax. Like equity securities, hybrid bonds fall below senior debt in an issuer’s capital structure and have features that allow the issuer to skip payments without defaulting.

Private Placements. The Fund may purchase securities in private placement transactions. Investments in private placements may be difficult to sell at the time and at the price desired by the Fund; companies making private placements may make less information available than publicly offered companies; and privately placed securities are more difficult to value than publicly traded securities. These factors may have a negative effect on the performance of the Fund. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

REITs. REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. Exposure to real estate markets, through securities of REITs or other instruments, will be subject to risks of the specific properties or property types and by default rates of borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate is also affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity, and may reduce the appeal of real estate investments. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and self-liquidations. A REIT’s return may be adversely affected when interest rates are high or rising. Distributions to shareholders attributable to dividends received from REITs generally are taxed as ordinary income for U.S. federal income tax purposes. In addition, the failure of a REIT to continue to qualify as a REIT for U.S. federal income tax purposes would have an adverse effect upon the value of an investment in that REIT.

Repurchase Agreements. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during the Fund’s holding period. The Fund currently intends to enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities and that are cleared through the Fixed Income Clearing Corporation (“FICC”). In all cases, the Adviser must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could incur expenses and delays enforcing its rights under the agreement, and experience a decline in the value of the underlying securities and loss of income. The maturity of a security subject to repurchase may exceed one year. Repurchase agreements maturing in more than seven days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 15% of the net assets of the Fund.

Rule 144A Securities. Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933, as amended. Investing in Rule 144A securities may increase the illiquidity of the Fund’s investments in the event that an adequate trading market does not exist for these securities.

Sovereign Debt. The Emerging Income ETF may invest in sovereign debt issued by a foreign national government. Sovereign debt is typically denominated in a currency other than the issuing government’s domestic currency.

U.S. Government Securities. These are fixed income obligations of the U.S. Government and its various agencies. U.S. Government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the U.S. Government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury, and some are backed only by the credit of the issuing organization. All U.S. Government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities, which can fluctuate.

Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase newly issued securities appropriate for the Fund on a “when-issued” basis and may purchase or sell securities appropriate for the Fund on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell particular securities, with payment and delivery to take place at a future date. These transactions allow the Fund to lock in an attractive purchase price or yield on a security the Fund intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by the Fund and, for delayed delivery purchases, no interest accrues to the Fund. Because the Fund is required to set aside cash or liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Adviser’s ability to manage the Fund’s assets may be affected by such commitments. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if it is deemed advisable.

APPENDIX D

ACQUIRED FUND FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share classes of the Acquired Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Acquired Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Acquired Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Acquired Fund’s independent registered public accounting firm. Ernst  & Young LLP’s report, along with the Acquired Fund’s financial statements, are incorporated by reference into the Acquired Fund’s statement of additional information and the SAI relating to this combined Proxy Statement and Prospectus. The Acquired Fund’s financial statements and additional information included in the Acquired Fund’s Form N-CSR and SAI are available at no cost from the Acquired Fund at the toll-free number noted on the back cover to the Acquired Fund’s Prospectus.

As of the date of this combined Proxy Statement and Prospectus, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund does not have financial highlight information.

D-1

Financial Highlights

William Blair Emerging Markets Debt Fund
	Class I
	Years Ended December 31,				Period Ended December 31, 2021(a)
	2025	2024	2023	2022
Net asset value, beginning of year	$8.06	$7.89	$7.44	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.54	0.59	0.52	0.48	0.27
Net realized and unrealized gain (loss) on investments	0.71	0.11	0.44	(2.10)	(0.40)

Total from investment operations	1.25	0.70	0.96	(1.62)	(0.13)
Less distributions from:
Net investment income	0.53	0.53	0.48	0.51	0.28
Return of capital	0.02	—	0.03	0.02	—

Total distributions	0.55	0.53	0.51	0.53	0.28

Net asset value, end of period	$8.76	$8.06	$7.89	$7.44	$9.59

Total return (%)*	16.09	9.06	13.41	(16.93)	(1.39)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.18	1.12	1.26	1.28	1.24
Expenses, net of waivers and reimbursements	0.70	0.70	0.70	0.70	0.70
Net investment income (loss), before waivers and reimbursements	5.99	6.92	6.42	5.39	4.02
Net investment income (loss), net of waivers and reimbursements	6.47	7.34	6.98	5.97	4.56
Class I net assets at the end of the year (in thousands)	$40,984	$13,787	$3,205	$923	$1,484
Portfolio turnover rate (%)*	120	104	106	118	72

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

	Class R6
	Years Ended December 31,				Period Ended December 31, 2021(a)
	2025	2024	2023	2022
Net asset value, beginning of year	$8.05	$7.88	$7.44	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.58	0.53	0.48	0.28
Net realized and unrealized gain (loss) on investments	0.70	0.12	0.42	(2.09)	(0.41)

Total from investment operations	1.26	0.70	0.95	(1.61)	(0.13)
Less distributions from:
Net investment income	0.54	0.53	0.48	0.52	0.28
Return of capital	0.02	—	0.03	0.02	—

Total distributions	0.56	0.53	0.51	0.54	0.28

Net asset value, end of period	$8.75	$8.05	$7.88	$7.44	$9.59

Total return (%)*	16.16	9.14	13.48	(16.95)	(1.32)
Ratios to average daily net assets (%):**
Expenses, before waivers and reimbursements	1.07	1.02	1.17	1.20	1.17
Expenses, net of waivers and reimbursements	0.65	0.65	0.65	0.65	0.65
Net investment income (loss), before waivers and reimbursements	6.25	6.83	6.52	5.50	4.10
Net investment income (loss), net of waivers and reimbursements	6.67	7.20	7.04	6.05	4.62
Class R6 net assets at the end of the year (in thousands)	$32,014	$52,304	$50,231	$44,903	$50,010
Portfolio turnover rate (%)*	120	104	106	118	72

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

D-2

APPENDIX E

COMPARISON OF GOVERNING INSTRUMENTS

The following is a summary of certain important differences between the organizational documents governing the Acquired Fund and the Acquiring Fund. It is not a complete description of these governing documents. In many instances, shareholders of the Acquired Fund will have the same or similar rights as shareholders of the Acquiring Fund. For more information, shareholders should review the Declaration of Trust and Amended and Restated By-laws of the Acquired Fund Trust and the Declaration of Trust and By-Laws of the Acquiring Fund Trust in their entirety.

•

William Blair Emerging Markets Debt Fund is a series of William Blair Funds (“Acquired Fund Trust”), which is a Delaware statutory trust that is governed both by the Delaware Statutory Trust Act and Acquired Fund Trust’s Declaration of Trust.

•

William Blair Emerging Income ETF is a series of William Blair ETF Trust (“Acquiring Fund Trust”), which is a Delaware statutory trust that is governed both by the Delaware Statutory Trust Act and Acquiring Fund Trust’s Declaration of Trust.

	Acquired Fund Trust	Acquiring Fund Trust
Shareholder Meetings

Under Delaware law, the Acquired Fund Trust generally is not required to hold annual shareholders’ meetings. Upon the written request of ten or more shareholders that have held Trust shares for at least six months in an amount equal to the lesser of 1% of the outstanding shares, the Acquired Fund Trust will either disseminate appropriate materials (at the expense of the requesting shareholders) or provide such shareholders access to a list of names and addresses of all shareholders of record. The written notice must state that the shareholders making such request wish to communicate with the other shareholders to obtain the signatures necessary to demand a meeting to consider removal of a trustee. The Trust will hold shareholders’ meetings when requested to do so in writing by one or more shareholders collectively holding at least 10% of the shares entitled to vote, such request specifying the purpose or purposes for which each meeting is to be called, or when determined by a majority of the Board of Trustees in their discretion. Shareholders’ meetings also will be held in connection with the following matters: (1) the election or removal of trustees, if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust, if a meeting is

There shall be no annual meetings of Shareholders for the election of Trustees or the transaction of any other business except as required by the 1940 Act or other applicable federal law, or as otherwise determined by the Trustees, in their sole discretion. In the event any annual meeting of Shareholders is to be held, it shall be held at the principal executive office of the Acquiring Fund Trust or as otherwise determined by the Board of Trustees or the president, vice president, treasurer or secretary of the Acquiring Fund Trust, including that such meeting may be held by remote communication, as provided in Section 2.13 of the Acquiring Fund Trust’s By-laws.

Special meetings of Shareholders shall be held as provided by the Acquiring Fund Trust’s By-laws or in the Acquiring Fund Trust’s Declaration of Trust, as required by the 1940 Act or other applicable federal law, or as otherwise determined by the Board of Trustees, in their sole discretion. Special meetings of Shareholders shall be held at the principal executive office of the Acquiring Fund Trust or as otherwise determined by the Board of Trustees or the president, vice president, treasurer or secretary of the Acquiring Fund Trust, including that such meetings may be held by remote communication, as provided in Section 2.13 of the

	Acquired Fund Trust	Acquiring Fund Trust

called for such purpose; (4) certain amendments to the Declaration of Trust; (5) any merger, consolidation or sale of all or substantially all assets of the Trust; (6) incorporation of the Trust; and (7) such additional matters as may be required by law, the Declaration of Trust, the By-Laws of the Acquired Fund Trust or any registration of the Acquired Fund Trust with the SEC or any state, or that the trustees may consider necessary or desirable, such as changes in fundamental investment objectives, policies or restrictions.

Acquiring Fund Trust’s By-laws. Except as required by federal law, including the 1940 Act, Shareholders shall not be entitled to call, or to have the secretary call, special meetings of the Shareholders. To the extent required by federal law, including the 1940 Act, special meetings of the Shareholders shall be called by the secretary upon the request of the Shareholders owning Shares representing at least the percentage of the total combined votes of all Shares of the Acquiring Fund Trust issued and outstanding required by federal law, including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the Shareholders requesting such meeting shall have paid to the Acquiring Fund Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such Shareholders.

Voting Rights

Shareholders shall have power to vote only (i) for the election or removal of Trustees as contemplated by Section 2.2 and 2.3 of the Acquired Fund Trust Declaration of Trust, (ii) with respect to any investment advisory contract as contemplated by Section 4.1 of the Acquired Fund Trust Declaration of Trust, (iii) with respect to termination of the Acquired Fund Trust as provided in Section 9.2 of the Acquired Fund Trust Declaration of Trust, (iv) with respect to amendments to the the Acquired Fund Trust Declaration of Trust as provided in Section 9.3 of the Acquired Fund Trust Declaration of Trust, (v) with respect to any merger, consolidation or sale of assets as provided in Section 9.4 of the Acquired Fund Trust Declaration of Trust, (vi) with respect to incorporation of the Acquired Fund Trust to the extent and as provided in Section 9.5 the Acquired Fund Trust Declaration of Trust, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, DBTA, or any other applicable law, the Declaration, the By-Laws or any registration of the Trust with the

Notwithstanding any other provision of the Acquiring Fund Trust’s By-laws, on any matters submitted to a vote of the Shareholders, all Shares of the Acquiring Fund Trust then entitled to vote shall be voted in aggregate, except: (a) when required by the 1940 Act, Shares shall be voted by individual Series or Class; (b) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Series, then only Shareholders of such Series shall be entitled to vote thereon; and (c) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon. As determined by the Trustees without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders, either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value of the Shares, in each case determined at

	Acquired Fund Trust	Acquiring Fund Trust

Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable.

Each shareholder shall be entitled to vote based on the ratio his or her interest bears to the interests of all shareholders entitled to vote.

the close of business on the record date or such other time as may be determined by the Board of Trustees, shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Board of Trustees hereby establish that, in the absence of any designation to the contrary, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Until Shares of a Series or Class are issued, as to that Series or Class the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-laws.

Quorum

Holders of one-third of the interests in the Acquired Fund Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by Acquired Fund Trust Declaration of Trust or the By-Laws of the Acquired Fund Trust.

Except when a larger quorum is required by federal law, including the 1940 Act, the presence in person or by proxy of Shareholders owning Shares representing thirty-three and one-third percent (33 1/3%) or more of the total combined votes of all Shares of each Series or Class, or of the Acquiring Fund Trust, as applicable, entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting with respect to such Series or Class or with respect to the entire Trust, respectively.

Required Vote

If a quorum is present at a meeting, an affirmative vote by the shareholders present, in person or by proxy, holding more than 50% of the total Interests (or series or class thereof) of the shareholders present, either in person or by proxy, at such meeting constitutes the action of the shareholders, unless the 1940 Act, other applicable law, this Acquired Fund Trust Declaration of Trust or the By-Laws of the Acquired Fund Trust require a greater number of affirmative votes. Notwithstanding the foregoing, the affirmative vote by the shareholders present, in person or by proxy,

At all meetings of the Shareholders, a quorum being present, the Trustees shall be elected by a vote of a plurality of the votes cast by Shareholders present in person or by proxy and all other matters shall be decided by a majority of the votes cast by Shareholders present in person or by proxy; provided, that if the Acquiring Fund Trust’s Declaration of Trust, the Acquiring Fund Trust’s By-laws or applicable federal law permits or requires that Shares be voted on any matter by an individual Series or Class, then a majority of the votes cast by the

	Acquired Fund Trust	Acquiring Fund Trust
holding less than 50% of the interests (or class or series thereof) of the shareholders present, in person or by proxy, at such meeting shall be sufficient for adjournments.

Shareholders of that Series or Class present in person or by proxy shall decide that matter insofar as that Series or Class is concerned; provided, further, that if the matter to be voted on is one for which by express provision of the 1940 Act, a different vote is required, then in such case such express provision shall control the decision of such matter. There shall be no cumulative voting for Trustees. Subject to the provisions of Section 6.2(e) of the Acquiring Fund Trust’s Declaration of Trust, only Shareholders of record shall be entitled to vote.

Shareholder Liability

Neither the Acquiring Fund Trust nor the Trustees, nor any officer, employee or agent of the Acquiring Fund Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Neither the Acquiring Fund Trust nor the Trustees, nor any officer, employee or agent of the Acquiring Fund Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Trustee Removal

Any of the Trustees may be removed with or without cause by the affirmative vote of the holders of two-thirds (2/3) of the interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 of the Acquired Fund Declaration of Trust) with cause, by the action of two-thirds (2/3) of the remaining Trustees, or without cause, by the action of eighty percent (80%) of the remaining Trustees. Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

Any Trustee may be removed with or without cause at any time by a written instrument signed by at least a majority of the then Trustees or at a meeting by action of at least a majority of the then Trustees, in either case, specifying the effective date of removal; any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of outstanding Shares. Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act.

Amendments to Declaration of Trust

All rights granted to the shareholders under the Acquired Fund Trust Declaration of Trust are granted subject to the reservation of the right of the Trustees to amend the Acquired Fund Trust Declaration of Trust as therein provided, except as set forth therein to the contrary. Subject to the foregoing, the provisions of the Acquired Fund

The Acquiring Fund Trust’s Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement

	Acquired Fund Trust	Acquiring Fund Trust

Trust Declaration of Trust (whether or not related to the rights of shareholders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

and/or amendment hereto shall be effective immediately upon such execution or adoption unless a later date is specified in such instrument or resolution. No vote or consent of any Shareholder shall be required for any amendment to the Acquiring Fund Trust’s Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required. Any officer of the Acquiring Fund Trust is authorized from time to time to restate the Acquiring Fund Trust’s Declaration of Trust into a single instrument to reflect all amendments hereto made in accordance with the terms hereof. The Certificate of Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII of the Acquiring Fund Trust’s Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification and advancement referenced in Article VII of the Acquiring Fund Trust’s Declaration of Trust with respect to any actions or omissions of Persons covered thereby prior to such amendment.

Dissolution

The Acquired Fund Trust may be terminated (i) by the affirmative vote of the holders of not less than two-thirds of the interests in the Acquired Fund Trust at any meeting of the shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the shareholders of not less than two-thirds of such interests, or (iii) by the Trustees by written notice to the shareholders.

The Acquiring Fund Trust may be dissolved at any time by the Trustees (without Shareholder approval). Any Series of Shares may be dissolved at any time by the Trustees (without Shareholder approval). Any Class may be terminated at any time by the Trustees (without Shareholder approval). Any action to dissolve the Acquiring Fund Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

APPENDIX F

CAPITAL STRUCTURE

The following table shows the capitalization of the Acquired Fund as of May 29, 2026 and on a pro forma combined basis (unaudited) as of that date giving effect to each Reorganization. Pro forma numbers do not reflect any potential liquidation of shareholders associated with a Reorganization or cash paid in lieu of fractional Acquiring Fund shares. The table below reflects each class of the Funds that existed prior to the share class consolidation.

	Net Assets	Adjustments	Pro Forma Net Assets	Pro Forma Net Asset Value Per Share	Shares Outstanding	Adjustments	Pro Forma Shares Outstanding
Acquired Fund – Class I (1)	$ 48,699,926	$ (43)	$ 48,699,883	$ 8.87	5,493,170.929	(3,545,175.929)	1,947,995.000
Acquired Fund – Class R6 (2)	$ 31,339,239	$ (22)	$ 31,339,217	$ 8.86	3,539,126.494	(2,285,557.494)	1,253,569.000
Acquiring Fund (3)	-	-	-	-	-	-	-
Acquiring Fund (pro forma combined) (4)	$ 80,039,165	$ (65)	$ 80,039,100	$ 25.00	9,032,297.423	(5,830,733.423)	3,201,564.000

(1)	Holders of Class I and Class R6 shares will receive shares of the acquiring fund upon closing and reorganization. The Acquiring Fund does not offer multiple share classes.
(2)	The Acquiring fund is a shell fund and will have no net assets prior to closing and reorganization and there is no capitalization provided in the table.
(3)

Adjustments to Acquired Fund net assets consist of fractional shares that will be paid out in cash upon closing and reorganization. Costs associated with the reorganization will be borne by the Advisor

(4)	Adjustments to Acquired Fund shares outstanding reflect that the Acquiring Fund will have fewer shares associated with a higher starting NAV of $25.00.

The table above assumes that each Reorganization occurred on May 29, 2026. The table is for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the corresponding Acquired Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after that date.

F-1

APPENDIX G

RECORD DATE, OUTSTANDING SHARES AND INTERESTS OF CERTAIN PERSONS

As of the date hereof, the Acquiring Fund was not operational and, therefore, had no shareholders.

The Record Date has been fixed as the close of business on July 31, 2026 for the determination of Acquired Fund Shareholders entitled to notice of, and to vote at, the Meeting. The number of shares of each class of the Acquired Fund as of the Record Date is set forth in the following table:

Name of Class	Number of Shares Outstanding
Class I	5,858,966
Class R6	3,365,547

Shareholders of record as of the close of business on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting.

As of July 31, 2026, the Trustees and Officers, as a group, owned (or held or shared investment or voting power with respect to) more than 1% of the outstanding shares of the Acquired Fund.

Class I		Class R6
Number of Shares	Percent of Shares	Number of Shares	Percent of Shares
109,013	1.86%	55,085	1.64%

As of July 31, 2026, the below shareholders owned of record, or to the knowledge of the Acquired Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Acquired Fund. The Acquiring Fund does not issue multiple classes of shares but the shareholders noted below are expected to own similar percentages of the Acquiring Fund as they own of the Acquired Fund.

CLASS I
COVIE & CO C/O COVENANT TRUST COMPANY 141 W. JACKSON BLVD., SUITE 1850A CHICAGO IL 60604-3518	50.19%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	34.23%

CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.06%
CLASS R6
WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	69.61%

NATIONAL FINANCIAL SERVS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	20.53%

G-1

WILLIAM BLAIR FUNDS

150 NORTH RIVERSIDE PLAZA

CHICAGO, ILLINOIS 60606

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01524-S42439        KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:		For	Against	Abstain

1.

To approve an Agreement and Plan of Reorganization and Liquidation providing for the reorganization of William Blair Emerging Markets Debt Fund (the “Acquired Fund”), a series of William Blair Funds, into the William Blair Emerging Income ETF (the “Acquiring Fund”), a series of William Blair ETF Trust (the “Reorganization”).

		☐	☐	☐

2.	To act upon such other matters as may properly come before the Meeting.

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the Proposal above.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

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T01525-S42439

WILLIAM BLAIR EMERGING MARKETS DEBT FUND

Special Meeting of Shareholders

September 23, 2026 at 10:00 a.m., CT

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking such prior appointments, the undersigned appoints Andrew T. Pfau and John M. Raczek (or, if only one shall act, then that one) as proxies, with the power of substitution in each of them, to vote all shares of William Blair Emerging Markets Debt Fund (the “Fund”) registered in the name of the undersigned at the Special Meeting of Shareholders to be held virtually on September 23, 2026 at 10:00 a.m., Central Time, and at any postponements or adjournments thereof, and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. If you would like to attend the virtual shareholder meeting, please register at www.virtualshareholdermeeting.com/WEDIX2026.

If this proxy is properly executed and received by the Trust prior to the Meeting, the shares of the Fund represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matter set forth on this proxy card, and at the discretion of the proxies on other matter(s) that may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side

STATEMENT OF ADDITIONAL INFORMATION

August 5, 2026

William Blair Emerging Markets Debt Fund

a series of

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, IL 60606

William Blair Emerging Income ETF

a series of

WILLIAM BLAIR ETF TRUST

150 North Riverside Plaza

Chicago, IL 60606

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the combined Proxy Statement and Prospectus dated August 5, 2026 (“Proxy Statement and Prospectus”), relating to the proposed Reorganization of William Blair Emerging Markets Debt Fund (the “Acquired Fund”) into William Blair Emerging Income ETF (the “Acquiring Fund”).

This SAI does not constitute a prospectus. This SAI does not include all information that a shareholder should consider before voting on the proposal contained in the combined Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related combined Proxy Statement and Prospectus, dated August 5, 2026. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the combined Proxy Statement and Prospectus. A copy of the combined Proxy Statement and Prospectus may be obtained upon request and without charge by calling 1-800-742-7272 (toll-free). Please retain this document for future reference.

The date of this SAI is August 5, 2026.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This SAI consists of these introductory pages; the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein; the supplemental financial information; and the Statement of Additional Information of the Acquiring Fund that follows:

1.

The prospectus of the Acquired Fund dated May 1, 2026, as supplemented and amended to date (File No. 811-05344; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-26-191656);

2.

Statement of Additional Information of the Acquired Fund, dated May 1, 2026, as supplemented and amended to date (File No. 811-05344; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-26-191656); and

3.

The audited financial statements of the Acquired Fund for the fiscal year ended December 31, 2025 included in the Fund’s report filed on Form N-CSR (File No. 811-05344; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-26-076075).

Because the Acquiring Fund was newly created for the purpose of the Reorganization, the Acquiring Fund has not published financial statements. The Acquiring Fund is a newly-created shell series of William Blair ETF Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Acquired Fund. The Acquired Fund will be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Acquired Fund.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the section entitled “Comparison of the Funds’ Fees and Expenses” in the combined Proxy Statement and Prospectus. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed. The Reorganization will not result in a material change to the Acquired Fund’s portfolio holdings due to the investment restrictions of the Acquiring Fund, as the Acquired Fund and the Acquiring Fund have identical investment objectives and principal investment strategies, and substantially similar fundamental investment policies (except as otherwise noted in the combined Proxy Statement and Prospectus). Accordingly, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization. There are no material differences in the accounting and valuation policies of the Acquired Fund as compared to the Acquiring Fund.

WILLIAM BLAIR ETF TRUST

150 North Riverside Plaza

Chicago, Illinois 60606

(312) 364-8000

1-800-742-7272

STATEMENT OF ADDITIONAL INFORMATION

	Ticker	Exchange
William Blair Emerging Income ETF	WINC	NYSE Arca, Inc.

August 5, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the corresponding Prospectus of the William Blair Emerging Income ETF (the “Fund”) dated August 5, 2026. The Prospectus for the Fund may be obtained without charge by calling William Blair ETF Trust (the “Trust”) at the number listed above and on the Fund’s website (im.williamblair.com). The Fund is expected to be listed for trading on the NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

It is currently contemplated that prior to its commencement of operations, the Fund will acquire the assets and liabilities of William Blair Emerging Markets Debt Fund, a series of William Blair Funds (the “Predecessor Fund”) in a tax-free reorganization (the “Reorganization”). The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the filing on Form N-CSR for the fiscal year ended December 31, 2025 with respect to the Predecessor Fund, which was filed with the United States Securities and Exchange Commission (“SEC”) on Form N-CSR on February 26, 2026 (Accession Number: 0001193125-26-076075), are incorporated by reference into this SAI. No other portions of the Predecessor Fund’s filing on Form N-CSR are incorporated by reference herein.

i

MANAGEMENT OF THE TRUST

Investment Adviser. As stated in the Prospectus, William Blair Investment Management, LLC (“Adviser” or “WBIM”) is the investment adviser and manager for the Fund.

For its services, the Fund has agreed to pay the Adviser an investment management fee at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Fund
Emerging Income ETF	0.65%

The Board has approved a unitary management fee structure for the Fund. Pursuant to a contractual agreement with the Fund (the “Management Agreement”), the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for: (i) taxes; (ii) interest expenses with respect to borrowings by the Fund; (iii) expenses of printing and mailing proxy materials to shareholders of the Fund; (iv) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; and (v) such non-recurring and/or extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. The Fund will pay its non-operating expenses, including brokerage commissions.

Fee Waivers. The Adviser has contractually agreed, through April 30, 2028, to reduce its management fee for the Fund to the following rates, calculated as a percentage of the average daily net assets of the Fund.

Fund
Emerging Income ETF	0.55%

The Predecessor Fund paid an investment management fee at the annual rate of 0.65% of the value of the Predecessor Fund’s average daily net assets. The effective management fee of the Predecessor Fund for the fiscal year ended December 31, 2025 was 0.65%.

For the fiscal years ended December 31, 2025, 2024, and 2023, the gross management fees incurred by the Predecessor Fund, related management fee waivers and net management fees after management fee waivers paid to the Adviser were as follows:

	2025	2024	2023

Gross Management Fee	$ 373,418	$ 377,046	$ 313,545

Management Fee Waiver	258,970	216,659	252,255

Net Management Fee	114,448	160,387	61,290

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of William Blair International, Ltd. (U.K.) (“William Blair U.K.”), an affiliate of the Adviser. William Blair U.K. is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. William Blair U.K. has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which William Blair U.K. is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from William Blair U.K. may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Adviser.

The Management Agreement continues in effect from year to year for the Fund for so long as its continuation is approved at least annually (a) by a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (b) by the shareholders of the Fund or the Board of Trustees. The Management Agreement may be terminated at any time upon 60 days’ notice by either party. The Fund may terminate the Management Agreement either by vote of the Board of Trustees or by majority vote of the outstanding shares of the Fund. The Management Agreement may also be terminated at any time either by vote of the Board of Trustees or by majority vote of the outstanding voting shares of the Fund if the Adviser were determined to have breached the Management Agreement. The Management Agreement will terminate automatically upon assignment. The Management Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Upon termination of the Management Agreement and when so requested by the Adviser, the Trust or a Fund will refrain from using the name “William Blair” in its name or in its business in any form or combination.

William Blair & Company, L.L.C. is the principal underwriter and distributor of the Trust and is referred to herein as the “Distributor” or “WBC.” WBIM and WBC are referred to herein collectively as “William Blair.”

WBIM and WBC are limited liability companies that are 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of WBIM and WBC are controlled by the general partner of WBC Holdings, L.P., WBC GP L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of Cissie Citardi, Ryan J. DeVore, Brent W. Gledhill, Robert D. Kendall, Scott McLaughlin, Beth A. Satterfield, Steven R. Tole, Michael W. Trimberger and Matthew M. Zimmer.

Portfolio Managers

The Fund’s portfolio managers may have responsibility for other accounts. As of May 31, 2026, unless otherwise stated, information on these other accounts is as follows:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Based on Performance
Portfolio Manager	Registered Investment Company (“RIC”)	Other Pooled Investment Vehicles	Other Accounts	RIC	Other Pooled Investment Vehicles	Other Accounts
Marcelo Assalin	1 RIC $80,568,206	4 Accounts $701,380,845	1 Account $340,851,539	0	0	0
Jared Lou	1 RIC $80,568,206	2 Accounts $682,031,927	1 Account $340,851,539	0	0	0
Marco Ruijer	1 RIC $80,568,206	1 Account $519,948,950	1 Account $340,851,539	0	0	0

Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. However, the Adviser has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. For more information on the policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades, see the section entitled “Brokerage and Fund Transactions” in this SAI.

The compensation of the Adviser’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Messrs. Assalin, Lou, and Ruijer are Associates of the Adviser. As of May 31, 2026, compensation for Partners of the Adviser consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus, and compensation for Associates of the Adviser consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to the Adviser and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one (albeit with many checks and balances and quantitative inputs) that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.

As of May 31, 2026, the dollar range of Portfolio Ownership of Predecessor Fund shares was:

Portfolio Manager	Dollar Range of Predecessor Fund Shares Owned
Marcelo Assalin	$500,001 - $1 million
Jared Lou	$100,001 - $500,000
Marco Ruijer	None

Distributor. Pursuant to an Underwriting Agreement, William Blair & Company, L.L.C., is the principal underwriter and distributor (“Distributor”) for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

The Trustees and Officers of the Trust who are also partners or employees of William Blair as indicated under “Trustees and Officers” have a direct or indirect financial interest in the Distribution Plan and related Underwriting Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the Distribution Plan and related Underwriting Agreement.

Payments to Intermediaries. William Blair may make payments to broker-dealers, registered investment advisers or other financial intermediaries related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, the support or purchase of technology platforms/software and/or reporting systems. William Blair may also make payments to financial intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded funds in general and/or for the provision of analytical or other data to William Blair relating to the sales of Fund shares. In addition, William Blair may make payments to financial intermediaries that make Fund shares available to their clients or for otherwise promoting the Fund, including through provision of consultative services to William Blair relating to marketing of the Fund and/or sale of Fund shares and other William Blair funds. These may include payments to financial intermediaries that agree not to charge their customers any trading commissions when those customers purchase or sell Fund shares and/or that promote the availability of commission-free ETF trading to their customers. Such payments, which may be significant to the financial intermediary, are not made by the Fund. Rather, such payments are made by William Blair from their own resources, which may come directly or indirectly in part from advisory fees paid by the Fund. Payments of this type are sometimes referred to as marketing support or revenue sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue sharing payments it is eligible to receive. Therefore, such payments to a financial intermediary create conflicts of interest between the financial intermediary and its customers and may cause the Financial Intermediary to recommend the Fund over another investment. You should contact your financial intermediary for more information regarding any such payments the financial intermediary firm may receive from William Blair.

Code of Ethics. The Trust, the Adviser and the Distributor have adopted a joint Code of Ethics (the “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. The Code of Ethics allows access persons to purchase and sell securities for their own accounts, subject to reporting requirements and trading restrictions. The Code of Ethics requires that such persons, among other things, pre-clear their securities transactions, with certain limited exceptions. The Code of Ethics also bans investment personnel from acquiring any securities in an initial public offering. The Code of Ethics prohibits all persons subject to the Code of Ethics from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by the Fund. Finally, the Code of Ethics prohibits members of a portfolio management team from trading a security within seven calendar days prior to the Fund or an account managed by that portfolio management team trading in that same security. The foregoing description is qualified in its entirety by the Code of Ethics, a copy of which has been filed with the SEC.

Proxy Voting Policy. The Board of Trustees of the Trust has delegated proxy voting authority to the Adviser, who has agreed to vote the Fund’s proxies according to the Adviser’s proxy voting policies and procedures. The Adviser’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that the Adviser will vote proxies solely in the best interest of its clients, including the Trust, in their capacity as shareholders of a company. The Proxy Voting Policy addresses, among other things, conflicts of interest that will likely arise between the interests of the Adviser and its affiliates and the interests of the Trust and sets forth the Adviser’s procedures for voting proxies.

The Adviser has engaged Institutional Shareholder Services Inc. (the “Proxy Administrator”) to assist in the administration and voting of proxies. The Adviser’s U.S. Proxy Voting Guidelines and International Proxy Voting Guidelines (the “Guidelines”) set forth the Adviser’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines, or the Guidelines provide for voting on a “case-by-case” basis, the Proxy Administrator will consult the Adviser’s Proxy Committee, which will review the issues and vote proxies based on information from the company, the Adviser’s internal analysis and third-party research services. Although the Guidelines set forth the Adviser’s general position on various proposals, the Adviser may determine under some circumstances to vote contrary to those positions. The Adviser will report any such contrary votes to the Trust’s Board of Trustees.

As indicated above, the Proxy Voting Policy describes the way in which the Adviser will address potential conflicts of interest. If any of the potential conflicts that the Adviser has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis. In such case, the Proxy Committee will vote consistent with the voting recommendation provided by the Proxy Administrator.

In international markets where share blocking applies, the Adviser typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or a Fund would not be able to sell a security if portfolio management believed it advisable if share blocking were in effect.

Information about how the Fund voted proxies during the most recent 12-month period ended June 30 will be available by visiting the Trust’s website at https://im.williamblair.com/investments/resources-us#proxy-voting-tab or by visiting the SEC’s website at www.sec.gov.

Trustees and Officers.† The Trustees and Officers of the Trust, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair and other significant affiliations are set forth below. The address of each Trustee and Officer is 150 North Riverside Plaza, Chicago, Illinois 60606.

Interested Trustee

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**

Cissie Citardi, 1975(2)	Trustee	Since 2026	General Counsel (since 2021), Deputy General Counsel (May 2020 to December 2020) and Partner, William Blair; formerly, General Counsel, PineBridge Investments (2016 to 2020)	22	Wiliam Blair Funds (since 2021); Director, William Blair SICAV

†

William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair,” each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

*	The “Fund Complex” consists of ETFs and mutual funds in the William Blair Family of Funds, which includes William Blair Funds and the Trust.
**	Includes directorships of public companies and other registered investment companies held during the past five years.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust.
(2)	Ms. Citardi is an interested person of the Trust because she is a partner of William Blair.

Non-Interested Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**

Vann A. Avedisian, 1964	Trustee	Since 2026	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009 to 2021); co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	22	William Blair Funds (since 2012); Potbelly Sandwich Works (2001 to 2015 and since 2021)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**

Kathleen T. Barr, 1955	Chair of the Board	Trustee and Chair of the Board since 2026	Retired; Chair Emeritus, Independent Directors Council (since 2022); formerly, Chairman of the Governing Council, Independent Directors Council (2020 to 2022); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)	22	William Blair Funds (since 2013); Muzinich BDC, Inc. (since 2019) and Muzinich Corporate Lending Income Fund, Inc. (since 2023); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

Michelle E. Borré Massick, 1967	Trustee	Trustee since 2026	Portfolio Advisor, Tishman Capital Partners (RIA) (since 2024); Consultant, Great Rock Advisors LLC (investment management consulting) (since 2022); formerly, Founder, Financial Education Platform (2020 to 2022); formerly, Senior Portfolio Manager, Head of Fundamental Alternative Strategies, Invesco (2019 to 2020); formerly, Senior Portfolio Manager, Senior Vice President, OppenheimerFunds (2003 to 2019)	22	William Blair Funds (since 2024); Rock the Street, Wall Street (2022 to 2025)

Daniel N. Leib, 1966(2)	Trustee and Chair, Nominating and Governance Committee	Trustee and Chair of Nominating and Governance Committee since 2026	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R. R. Donnelley & Sons Company	22	William Blair Funds (since 2016); Donnelley Financial Solutions, Inc. (since 2016)

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee**

Dorri C. McWhorter, 1973	Trustee and Chair, Compliance Committee	Trustee and Chair of Compliance Committee since 2026	President and Chief Executive Officer, The Executives’ Club of Chicago (since 2025)(3); formerly, President and Chief Executive Officer, YMCA of Metropolitan Chicago (2021 to 2025); Chief Executive Officer, YWCA Metropolitan Chicago (2013 to 2021); Partner, Crowe LLP (2008 to 2013)	22	William Blair Funds (since 2019); NexPoint Funds (open-end funds, closed-end funds and business development company (since 2022); Highland Funds (since 2022); Skyway Concession Company, LLC (since 2018); Green Thumb Industries, Inc. (2022); Lifeway Foods, Inc. (since 2020); LanzaTech Global, Inc. (since 2023)

Steven R. Zenz, 1954	Trustee and Chair, Audit Committee	Trustee and Chair of Audit Committee since 2026	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(4)	22	William Blair Funds (since 2018); Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/services for media industry) (2016 to 2020)

*	The Fund Complex consists of William Blair Funds mutual funds and William Blair ETF Trust.
**	Includes directorships of public companies and other registered investment companies held during the past five years.
(1)

Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the Independent Trustee’s 75th birthday.

(2)

The William Blair Funds mutual funds, the Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS”) for financial printing and other services. DFS is a public company. The William Blair Funds and William Blair in the aggregate paid DFS approximately $302,000 and $315,000 in 2024 and 2025, respectively, for the services provided. DFS’s revenue was approximately $782 million in 2024 and $767 million in 2025. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the William Blair Funds or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.

(3)

Ms. Citardi was appointed to the Board of Directors of the Executives’ Club of Chicago in May 2026 (with a term commencing in July 2026). In this role, she is not involved in any decisions relating to Ms. McWhorter’s hiring, employment arrangements or compensation.

(4)

The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust or to the William Blair Funds mutual funds. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lisa D. Rusch, 1970	President	Since 2026	Partner, William Blair (since 2020); formerly, Associate, William Blair

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Laura Simsic, 1975	Chief Compliance Officer	Since 2026	Associate, William Blair

Daniel Carey, 1977	Chief Legal Officer and Assistant Secretary	Since 2026	Associate, William Blair

John M. Raczek, 1970	Treasurer	Since 2026	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2026	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2026	Associate, William Blair

(1)

The Trust’s Officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees. Length of Time Served for all Officers indicates the year the individual became an Officer of the Trust.

Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of seven trustees, six of whom are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”) and one of whom is classified as an “interested” person of the Trust (“Interested Trustee”). In light of the general characteristics of the Trust, including the number of Funds, the nature of the Fund’s investments and the historical relationship between the Trust and the Adviser, the Board has developed a governance structure that fosters the type of meaningful dialogue between the Adviser and the Independent Trustees that results in an appropriate balance of cooperation with and oversight of the Adviser.

To enhance the independence of the Board, the Board has appointed an Independent Trustee to serve as Board Chair. The Board Chair is responsible for, among other things: (i) presiding at all Board and, if present, shareholder meetings; (ii) reviewing and discussing in advance with the Adviser and counsel the agendas and other materials for quarterly and special Board and Committee meetings; (iii) serving as chair of Independent Trustee meetings and executive sessions and coordinating the activities of the Independent Trustees; (iv) working with counsel to guide the annual contract review process; (v) serving as the principal contact for and facilitating communication between the Independent Trustees and the Adviser and counsel; and (vi) any other duties that the Independent Trustees may delegate to the Board Chair.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board has established three standing committees, the Audit Committee, the Nominating and Governance Committee and the Compliance Committee, each comprised entirely of the Independent Trustees, to which it has delegated certain responsibilities as described below. Each of the three standing Committees reports its activities to the Board on a regular basis. The Board and its committees meet regularly throughout the year to oversee the Trust’s activities, including reviewing at one or more meetings, the Trust’s arrangements with the Adviser and other service providers, the operation of the Trust’s investment policies, compliance and regulatory matters and the Fund’s investment performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust directly and through its committees. The Board reviews the investment performance of the Fund with the Adviser, including meeting regularly with portfolio managers, at its regularly scheduled quarterly Board meetings. In addition, the Board must approve any material changes to the Fund’s investment policies or restrictions. With respect to compliance matters, the Board is involved in compliance oversight directly and through its Compliance Committee. The Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act. With respect to valuation, the Board and its Audit Committee oversee the Adviser’s performance of its duties as the Fund’s “valuation designee” responsible for performing fair value determinations for the Fund. The Audit Committee is responsible for monitoring the Trust’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. On a quarterly basis, the Audit Committee also reviews a report from the Chief Compliance Officer and the pricing committee on valuation and pricing matters. The Compliance Committee is primarily responsible for overseeing the administration and operation of the compliance policies and procedures of the Trust and its service providers and assisting the Board in fulfilling its responsibility to oversee regulatory and compliance matters involving the Trust. The Compliance Committee receives a quarterly report from the Chief Compliance Officer regarding the operation of the Trust’s compliance policies and procedures, including any material compliance issues that arose during the quarter and meets in executive session with the Chief Compliance Officer at its quarterly meetings. The Nominating and Governance Committee is primarily responsible for the selection of individuals who would qualify to serve as Independent Trustees and the nomination of Trustees for Board membership and for overseeing the administration of the Trust’s Governance Guidelines and Procedures.

The members of the Audit Committee, all of whom are Independent Trustees, are Mr. Zenz (Chair), Mses. Barr, Borré Massick and McWhorter and Messrs. Avedisian and Leib. The Audit Committee was established on June 4, 2026 and therefore did not meet during the fiscal year ended December 31, 2025.

The members of the Compliance Committee, all of whom are Independent Trustees, are Ms. McWhorter (Chair), Mses. Barr and Borré Massick and Messrs. Avedisian, Leib and Zenz. The Compliance Committee was established on June 4, 2026 and therefore did not meet during the fiscal year ended December 31, 2025.

The members of the Nominating and Governance Committee, all of whom are Independent Trustees, are Mr. Leib (Chair), Mses. Barr, Borré Massick and McWhorter and Messrs. Avedisian and Zenz. Pursuant to the Trust’s Governance Guidelines and Procedures, shareholders may submit suggestions for Board candidates by sending a resume of a candidate to the Secretary of the Trust for the attention of the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee was established on June 4, 2026 and therefore did not meet during the fiscal year ended December 31, 2025.

To facilitate shareholder communications with the Board (or with any individual Trustee), shareholders are instructed to forward correspondence (including suggestions for Independent Trustee candidates) by U.S. mail or other courier service to the Secretary of the Trust, 150 North Riverside Plaza, Chicago, Illinois 60606. Correspondence addressed to the Board will be forwarded to the Chair of the Nominating and Governance Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Trustee Qualifications. The following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a Trustee. Generally, the professional, business and educational experience of each Trustee was considered in determining his or her qualifications to serve as a Trustee of the Trust. Each Trustee’s previous record of service, as applicable, as a Trustee or Officer of the Trust was considered and served to demonstrate his or her understanding of and commitment to the Trust. With respect to each Trustee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered Vann A. Avedisian’s professional experience serving in various executive positions with companies in the real estate industry, including co-founding and serving as a Managing Director of Oxford Capital Partners, Inc., directing the capital market activities of Highgate Holdings, where he was a Principal, and, currently, serving as a Partner of Newbond Holdings, which he co-founded. The Board considered the executive, financial, operations and risk management experience that Mr. Avedisian gained over the course of his career. The Board also considered Mr. Avedisian’s experience serving as a director of various private and public organizations, including service as the compensation committee chair of a public company.

The Board considered Kathleen T. Barr’s professional experience serving in various executive positions in the financial services industry, including serving as former owner of a registered investment adviser, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009). The Board considered the executive, compliance, investment product, distribution, administrative, operations and risk management experience that Ms. Barr gained over the course of her career. The Board also considered Ms. Barr’s experience serving on the board of another fund group and serving as a member of the Board of Governors of the Investment Company Institute and Chair Emeritus of the Independent Directors Council.

The Board considered Michelle E. Borré Massick’s professional experience in the financial services industry, including serving as Senior Portfolio Manager and Head of Fundamental Alternative Strategies at Invesco, and prior thereto serving as Senior Portfolio Manager and Senior Vice President at OppenheimerFunds, which was acquired by Invesco. The Board considered the investment management, executive, finance, accounting and risk management experience that Ms. Borré Massick gained over the course of her career. The Board also considered Ms. Borré Massick’s prior experience as an adjunct professor at Columbia Business School, where she taught graduate courses covering business analysis, security selection and investing. Further, the Board considered Ms. Borré Massick’s service as a board and/or advisory council member for various organizations.

The Board considered Cissie Citardi’s professional training and experience as an attorney and her executive experience gained as a Partner of William Blair Investment Management, LLC and William Blair & Company, L.L.C., where she serves as General Counsel of William Blair. The Board considered the legal and executive experience that Ms. Citardi gained over the course of her career. The Board considered that because of Ms. Citardi’s position with William Blair, she is involved in the day-to-day management of the Adviser and the Distributor.

The Board considered Daniel N. Leib’s professional experience serving in various executive positions with companies in the software, services, advertising and marketing and retail industries, including currently serving as Chief Executive Officer of Donnelley Financial Solutions, Inc., and prior thereto serving in roles as Executive Vice President, Chief Financial Officer, Senior Vice President

and Treasurer, of R.R. Donnelley & Sons Company. The Board considered the executive, financial (including treasury and pension oversight), operations and risk management experience that Mr. Leib gained over the course of his career.

The Board considered Dorri McWhorter’s executive, audit, and risk management experience that she gained over the course of her career. The Board considered Ms. McWhorter’s professional experience as a certified public accountant and auditor, including her experience as a partner at Crowe LLP, where she was responsible for risk consulting, and her experience as Director of Internal Audit for a public company. The Board likewise considered Ms. McWhorter’s executive experience, including her current position as President and Chief Executive Officer of the Executives’ Club of Chicago and prior positions as Chief Executive Officer of YMCA of Metropolitan Chicago and YWCA Metropolitan Chicago. Further, the Board considered Ms. McWhorter’s service as a board member for various organizations.

The Board considered Steven R. Zenz’s professional training and experience as a certified public accountant and auditor, including his experience as a partner of KPMG LLP providing advice to clients in a variety of industries and serving as Partner in Charge of KPMG’s Minneapolis-based Investment Banking Practice as well as various other leadership roles within KPMG LLP. The Board considered the executive, financial and audit experience that Mr. Zenz gained over the course of his career. Further, the Board considered Mr. Zenz’s experience serving on the boards of other companies.

References to the experience and qualifications of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Unitary Board Structure. Except in certain limited circumstances under which a Trustee is unable to sit on the boards of both trusts, the same Trustees will serve as Trustees on the Board of each of William Blair Funds and William Blair ETF Trust, which is known as a “unitary” board structure. The unitary board structure was adopted for the trusts because of the efficiencies it achieves with respect to the governance and oversight of the trusts. Each trust is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that the trusts face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, the trusts, in addition to sharing the same investment adviser, share many other service providers in their administration, resulting in an overlap of oversight obligations. Because of the similar and often overlapping issues facing the trusts, the Board of each trust believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of each trust, and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a Board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the business of the trusts.

Trustee Compensation. Trustees who are not affiliated with the Adviser receive an annual retainer plus fees for attendance at Board and Committee meetings. Fees paid to Trustees for meeting attendance vary depending on whether the meeting is a regular quarterly meeting or a special meeting. Trustees do not receive compensation for attendance at the Valuation Committee meetings. The Lead Board Chair and the Chairs of the Audit Committee, Compliance Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. Each Independent Trustee receives one-half of the annual retainer in cash and the other half is invested in Fund shares, as directed by the Independent Trustees until the Independent Trustee has reached a specified ownership threshold. The Trustees and Officers affiliated with the Adviser receive no compensation from the Trust.

The following table sets forth the compensation estimated to be paid to the Trustees on behalf of the Fund for the fiscal year ending December 31, 2026 and the aggregate compensation paid to them for all Funds in the Fund Complex for the calendar year ended December 31, 2025:

Trustee	Estimated Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from Fund Complex

Vann A. Avedisian	$6,470	$0	$0	$172,500
Kathleen T. Barr	$7,880	$0	$0	$199,500
Michelle E. Borré Massick	$6,860	$0	$0	$172,500
Daniel N. Leib	$7,130	$0	$0	$179,500
Dorri C. McWhorter	$7,070	$0	$0	$183,200
Steven R. Zenz	$7,260	$0	$0	$183,200

Total Trustee Compensation	$42,670	$0	$0	$1,090,400

Trustees’ and Officers’ Holdings of Fund Shares. The following table sets forth, for each Trustee, the dollar range of shares owned in the Fund as of December 31, 2025, as well as the aggregate dollar range of shares owned in the Fund Complex as of the same date.

Name of Trustee and Dollar Range of Fund Shares Beneficially Owned
	Interested Trustee	Independent Trustees
Fund	Cissie Citardi	Vann A. Avedisian	Kathleen T. Barr	Michelle E. Borré Massick	Daniel N. Leib	Dorri C. McWhorter	Steven R. Zenz

Emerging Income ETF	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex	$50,001 - $100,000	Over $100,000	Over $100,000	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000

The Trustees and Officers, as a group, owned less than 1% of the outstanding shares of the Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Fund can control the Fund and could determine the outcome of a shareholders meeting.

Trustees’ Holdings in Certain Affiliates of the Adviser. In addition to investing in the Fund, Independent Trustees may from time to time invest in limited partnerships that are managed by the Adviser or an affiliate of the Adviser. The Independent Trustees may also from time to time, invest in third-party investment ventures in which affiliates and employees of the Adviser also invest. In addition, Mr. Avedisian employs the Adviser to manage assets that they control.

Principal Shareholders. The Fund has not commenced operations as of the date of this SAI.

As of June 15, 2026, the following persons were known to the Fund to be the record owners of 5% or more of a class of the voting securities of the Predecessor Fund.

Name and Address of Record Owner	Percentage Owned of Outstanding Common Shares

Class I Shares

CHARLES SCHWAB & CO INC. ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1904	5.23%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	34.96%

COVIE & CO C/O COVENANT TRUST COMPANY 141 W. JACKSON BLVD., SUITE 1850A CHICAGO IL 60604-3518	52.78%

Class R6 Shares

NATIONAL FINANCIAL SERVS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	25.01%

Name and Address of Record Owner	Percentage Owned of Outstanding Common Shares

WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	65.66%

Control Persons. The Fund has not commenced operations as of the date of this SAI.

As of June 15, 2026, the following persons were known to the Fund to be the record owners of more than 25% of the voting securities of the Predecessor Fund:

Name and Address of Record Owner	Percentage Owned of Outstanding Common Shares

Class I Shares

COVIE & CO C/O COVENANT TRUST COMPANY 141 W. JACKSON BLVD., SUITE 1850A CHICAGO IL 60604-3518	32.37%

Class R6 Shares

WILLIAM BLAIR INVESTMENT MANAGEMENT LLC 150 N RIVERSIDE PLZ STE 3500 CHICAGO IL 60606-5042	25.40%

Brokerage and Fund Transactions. Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by the Sub-Adviser upon instruction from the Adviser (the Adviser and Sub-Adviser, together, the “Advisers”). In purchasing and selling portfolio securities, the Advisers seek to obtain the most favorable overall result, taking into account the net price, the method of execution, research and other services provided by the broker.

Portfolio transactions may increase or decrease the return of the Fund depending upon the Advisers’ ability to efficiently execute such transactions. A portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents, such as short-term corporate notes) by the portfolio’s monthly average net assets and multiplying by 100 (with all securities with maturities and expirations of one year or less excluded from the computation). The Fund’s turnover rate will vary from year to year due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisers’ investment outlook.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. The Advisers do not consider the sale of Fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. The Advisers determine the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for the Advisers’ other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, the Advisers may assign the transaction to a broker that has furnished research services, but the Advisers have no agreement or formula as to allocation of brokerage in such circumstances.

The Trust may pay to brokers that provide research and other services to the Advisers a commission higher than another broker might have charged if the Advisers determine that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or the Advisers’ overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research and other services, which are involved in portfolio transactions for the Trust and for the Advisers’ other advisory accounts, can be of benefit to both the Trust and such other accounts. The value of research and other services that are provided by brokers who handle portfolio transactions for the Trust cannot be precisely determined and such services are supplemental to the Advisers’ own efforts, which are undiminished thereby. The Advisers do not believe that their expenses are reduced by reason of such services, which benefit the Trust and the Advisers’ other clients. The Advisers receive research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to the Advisers, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to the Advisers.

The Advisers also participate in “commission sharing arrangements” and “client commission arrangements” under which the Adviser effects transactions through a broker-dealer and requests that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Adviser. The Advisers also utilize Electronic Communication Networks and other alternative trading platforms (collectively, “ECNs”) to execute trades in connection with commission sharing arrangements. In such instances, the Advisers will execute a trade with the ECN and pay a commission to the ECN. The ECN will then credit a negotiated portion of the commission to a broker as requested by an Adviser for the purpose of funding a pool to be used to pay for research services received by an Adviser from other firms. In addition, the ECN will credit a further portion of the commission to the broker for its services in administering the commission sharing arrangements. The commission sharing and client commission arrangements, as well as the research provided in connection with such arrangements, are intended to comply with Section 28(e) of the Securities Exchange Act of 1934, as interpreted by the SEC. The Adviser believes that participating in commission sharing and client commission arrangements enable the Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer or ECN to obtain research provided by other firms. Such arrangements also help to provide the continued receipt of research services while facilitating best execution in the trading process. The Advisers also believe such research services are useful in their investment decision-making process by, among other things, providing access to a variety of high-quality research, access to individual analysts and availability of resources that might not be available to the Advisers absent such arrangements.

Because the Trust has not commenced operations, the Trust has not paid brokerage commissions to the Distributor and/or its affiliated broker-dealers.

Generally, the investment decisions for the Fund are the same as the investment decisions for all of the Advisers’ accounts within the same investment strategy. However, investment decisions for the Fund may be reached independently from those for other accounts managed by the Advisers. In addition, some other accounts may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. Such other accounts may include private investment funds operated by the Advisers that compete directly with the Fund for securities—particularly those sold in private placements or initial public offerings. The Advisers and their personnel may stand to benefit more personally from good investment performance by these private investment funds than by equivalent performance of the Fund. In those instances where the Fund and another client of the Advisers trade in the same type of instrument at the same time, the Advisers have established trade order aggregation and trade allocation procedures to allocate such trades among its various clients and the Fund equitably. In some cases this procedure may affect the size or price of the position obtainable for the Fund.

Although the Advisers may execute portfolio transactions for the Fund under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees, the Advisers or any affiliated broker-dealer of the Advisers are not compensated for executing portfolio transactions for the Fund. The Fund may purchase securities from other members of an underwriting syndicate of which the Adviser or an affiliated broker-dealer is a participant, but only under conditions set forth in applicable rules of the SEC and in accordance with procedures adopted by the Board of Trustees.

The Fund is required to identify any securities of its “regular brokers or dealers” (as defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. The Fund was not operational during the fiscal year ended December 31, 2025, and, therefore, held no securities of its regular brokers or dealers.

Disclosure of Portfolio Holdings.

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, Adviser, Custodian (defined below) and Distributor will not disseminate non-public information concerning the Trust.

The Trust provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its reports filed on Form N-CSR, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT. The Fund’s portfolio holdings will be available on the Fund’s public website, im.williamblair.com, after the Fund commences operations.

INVESTMENT POLICIES AND RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions for the Fund that cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act to mean the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding voting shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting shares of the Fund. The Fund has elected to be classified as a non-diversified series of an open-end management investment company. As a non-diversified series of an open-end management investment company, the Fund is permitted to invest a larger percentage of its respective assets in one or more issuers or in fewer issuers than diversified funds. All percentage restrictions on investments apply at the time the investment is made and shall not be considered to violate the applicable limitation unless, immediately after or as a result of the investment, a violation of the restriction occurs. There can be no assurance that the Fund will meet its investment objective.

Fundamental Investment Restrictions

The following fundamental investment restrictions apply to the Fund:

Concentration. The Fund:

will not make investments that will result in the concentration (as that term is defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry or group of industries, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities.

This restriction also does not limit a Fund from investing in instruments, such as repurchase agreements, secured by obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s net assets in a particular industry or group of industries.

Senior Securities and Borrowing. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Underwriting. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate. The Fund may purchase or sell real estate.

Commodities. The Fund may purchase and sell commodities.

Lending. The Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Policies

The following are each Fund’s non-fundamental operating policies, which may be changed by the Trust’s Board of Trustees without shareholder approval.

The Fund may not:

(1)	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

INVESTMENT PRACTICES AND RISKS

The Prospectus describes the Fund’s investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. The following discussion supplements the discussion contained in the Prospectus, including the Investment Glossary at the end of the Prospectus. The Fund may not invest in all of the types of investments listed below.

Borrowings. The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Business Development Companies (“BDCs”). Consistent with its investment objective and policies and subject to the limitations of the 1940 Act, the Fund may invest in BDCs. BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

Collateralized Obligations. General Information on Mortgage-Backed Securities. Collateralized obligations include mortgage-backed collateralized obligations (“mortgage-backed securities”). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There currently are three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation); (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies) that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but that usually have some form of private credit enhancement.

The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective duration of the mortgage-backed security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-backed security, the volatility of such mortgage-

backed security can be expected to increase. For example, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce it.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Real estate income and values may also be affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and social values.

Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the mortgage-backed securities in which the Fund may invest. Mortgage loans backing non-agency mortgage-backed securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally (including the mortgage-backed securities that the Fund may invest in as described above).

Adverse changes in market conditions and regulatory climate may reduce the cash flow which the Fund, to the extent it invests in mortgage-backed securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for mortgage-backed securities and other asset-backed securities widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for mortgage-backed securities and other asset-backed securities (including the mortgage-backed securities and other asset-backed securities in which the Fund may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for mortgage-backed and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-backed or asset-backed securities that are owned by the Fund may experience declines after they are purchased by the Fund.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which a Fund will invest will include those issued or guaranteed by GNMA, FNMA and FHLMC.

GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates (“Ginnie Mae Certificates”) that are based upon and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. Ginnie Mae Certificates represent a pro rata interest in one or more pools of eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

FNMA is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing the holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans) and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FNMA has limited rights to borrow from the United States Treasury.

FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

FHLMC guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. FHLMC also guarantees to each holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not always guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs last, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government. FHLMC has limited rights to borrow from the United States Treasury.

Until 2008, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. On September 6, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing them in the conservatorship of the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into senior preferred stock purchase agreements (“SPSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 31, 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

Under the direction of FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform (“CSP”) for the issuance of a uniform Mortgage-Backed Security (“UMBS”) (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac Certificates. The Single Security Initiative is intended to maximize liquidity for both Fannie Mae and Freddie Mac Mortgage-Backed Securities in the “to-be-announced” market. The CSP began issuing UMBS in June 2019. While the initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.

The FHFA has made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain Mortgage-Backed Securities. It is also unclear whether the Treasury would continue to enforce its rights or perform its obligations under the senior preferred stock programs. Should Fannie Mae’s and Freddie Mac’s conservatorships end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“private pass-throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private pass-throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private pass-throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See “Types of Credit Support,” below.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage TBAs. The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. To the extent the Fund purchases or sells Mortgage TBAs, the Fund is subject to the risk that the counterparty may fail to consummate the transaction, which could cause the Fund to miss the opportunity to obtain a price or yield considered to be advantageous. Mortgage TBAs may also have a leverage-like effect on the Fund and may cause the Fund to be more volatile. In addition, when the Fund sells Mortgage TBAs, it incurs risks similar to those incurred in short sales. For example, when the Fund sells Mortgage TBAs without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, the Fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk. The benefits of mortgage dollar rolls may depend upon the Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage-backed securities. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage-backed securities, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the interest-only or “IO” class), while the other class will receive all the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage-backed securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed and, accordingly, may have less liquidity than other securities. A Fund will invest only in IO and PO class mortgage obligations collateralized by securities guaranteed by the U.S. Government.

Types of Credit Support. Mortgage-backed and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To mitigate the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based upon historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. A Fund, consistent with its investment objective and policies, may invest in these and other types of asset-backed securities that may be developed in the future.

As with mortgage-backed securities, the yield characteristics of asset-backed securities differ from traditional debt securities. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. See “General Information on Mortgage-Backed Securities,” above. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Although certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities, during any particular period the predominant factors affecting prepayment rates on mortgage-backed securities and asset-backed securities may be different.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Inverse Floaters. The Fund may invest in mortgage derivative products like inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The income from an inverse floater may be magnified to the extent that its rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of magnification in an inverse floater, the greater the volatility in its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The coupon of an inverse floating rate note moves inversely to the movement of interest rates. In addition, mortgage-backed inverse floaters will experience approximately the same changes in average lives and durations that other comparable fixed-rate mortgage-backed bonds do when prepayments rise and fall with declines and increases in interest rates. In a rising interest rate environment, the declining coupon coupled with the increase in the average life can magnify the price decline relative to a fixed-rate obligation. Conversely, rate declines increase coupon income and gradually shorten the average life, which tends to amplify the price increase. Inverse floaters are typically priced based on a matrix.

Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero-coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero-coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero-coupon notes and bonds.

Derivative Instruments. The Fund uses derivatives as part of its principal investment strategies.

Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities. These “other assets” are commonly referred to as “underlying assets.” A derivative instrument generally consists of, is based upon or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including caps, floors, collars and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

The Fund can also maintain short positions in forward currency exchange transactions, in which the Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange.

Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized derivatives contracts traded on a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability to predict movements of the securities, currencies and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

(3) Contractual Default and Cross-Default Risk. A default by the Fund under a contract with any single counterparty (or the subsequent termination of such contract), in addition to triggering rights and remedies in favor of the counterparty, may result in or constitute a default by the Fund under other contracts with that counterparty (or any of its affiliates) and/or with other counterparties. Any default by the Fund under one of its contracts and any action taken by one or more counterparties following the Fund’s default could adversely affect the Fund and its investing activities.

(4) Correlation Risk. When a derivative transaction is used to hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the hedged position are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(5) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund might be required to make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expired, matured or was closed out. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin or payment requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so.

(6) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside gain in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(7) Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

(8) Regulatory Risk. It is possible that government regulation of the use of derivatives by funds or of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using derivatives as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using certain derivatives.

(9) Operational Risk. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.

Unfavorable regulatory developments could ultimately prevent the Fund from being able to implement its investment strategies. It is impossible to predict the effects of future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain derivatives as a part of its investment strategies and could alter, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act changed the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, grants significant authority to the SEC, the CFTC and other federal regulators to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. The CFTC and the SEC finalized the definition of “swap” and “security-based swap” and provided parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted rules and regulations enacting provisions of the Dodd-Frank Act. Some requirements may directly impact a Fund, including, for example, the CFTC’s rules that apply an aggregation standard for position limit purposes. Other requirements, even if not directly application to a Fund (for example, limits or requirements imposed on the fund’s transaction counterparties), may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.

General Limitations on Derivatives. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the CFTC and various state regulatory authorities. In addition, the Fund’s ability to use derivative instruments may be limited by certain tax considerations. Current CFTC requirements subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or vehicle for trading such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” with respect to the Fund under the CEA.

Certain derivatives transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, derivatives such as swaps, futures, forwards, and options.

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, futures, commodities, commodities indices and indices of debt and equity securities and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The purchase of a call option serves as a long position, and the purchase of a put option serves as a short position. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. If the Fund uses options for hedging purposes, writing call options may serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options may serve as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate a right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate an obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund also may engage in options transactions as described above on securities indices and other financial or commodities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial or commodities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from their effectiveness.

Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of equity or fixed income securities, foreign currencies and contracts based on financial indices, including indices of U.S. Government securities or equity or foreign government securities, or commodities. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. If the Fund uses futures for hedging purposes, the purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates.

For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract based upon a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Margin must be deposited when entering into a futures contract or writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the underlying investments. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the underlying investments. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Swap Agreements. Swap agreements include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default, variance and volatility swaps and related caps, floors and collars. The Fund may use swaps as part of its principal investment strategies. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts (see additional disclosure below regarding requirements under the Dodd-Frank Act for the clearing of swaps). In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements may include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index exceeds a specified rate or amount, or “cap”; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that a specified index falls below a specified level, or “floor”; and collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against movements in interest or values exceeding given minimum or maximum levels. The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund).

Whether the Fund’s use of swap agreements will be successful depends, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Code also may limit the Fund’s ability to use swap agreements.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act requires certain OTC derivatives, such as swaps and security-based swaps (referred to collectively as “swaps”), in which the Fund may be authorized to invest to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC, the CFTC, and/or the prudential regulators (as described below). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits. Other federal regulators, including the US Federal Reserve Bank, the US Office of the Comptroller of Currency, the US Federal Deposit Insurance Corporation, the US Farm Credit Administration and the US Federal Housing Finance Authority (collectively, “prudential regulators”) are responsible for adopting rules establishing capital and margin requirements for swap dealers and major swap participants for which there exists an applicable prudential regulator.

As of the date of this SAI, central clearing is required only for certain market participants trading certain swaps, although central clearing for additional swaps is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. The CFTC, the prudential regulators and the SEC have each completed rulemakings under the Dodd-Frank Act on margin for uncleared OTC swaps (and option agreements that qualify as swaps). The CFTC and prudential regulator variation margin requirements went into effect for the largest swap entities in September 2016, and went into effect for financial end users in March 2017. The CFTC and prudential regulator initial margin requirements, and the SEC variation and initial margin requirements went into effect in full in 2022. Under these regulations, swap dealers (such as sell-side counterparties to swaps), major swap participants, and financial end users (such as buy-side counterparties to swaps who are not physical traders) are required in most instances, to post and collect initial and variation margin for their OTC swaps, depending on the regulatory classification and swap positions of their counterparty. As a result of these requirements, additional capital will be required to be committed to the margin accounts to support transactions involving uncleared OTC swaps and, consequently, these transactions may become more expensive. These developments could adversely impact the profitability (if any) to the Fund from entering into these transactions.

Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade.

Additional information about certain swap agreements that the Fund may be authorized to utilize is provided below.

Total Return Swaps. A total return swap is a contract whereby two parties agree to make payments to each other based on the positive or negative performance of an underlying asset (e.g., security, index or other financial instrument). The payments to be made in connection with a total return swap are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested in the underlying asset). In certain total return swaps, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount.

Interest Rate Swaps. Interest rate swaps involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Credit Default Swaps. The Fund may enter into credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). The Fund may be a buyer or seller of a credit default swap. Where the Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will lose its premium payment and recover nothing. However, if the Fund is a buyer and a credit event occurs, the Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. As a seller, the Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, the Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Variance and Volatility Swaps. The Fund may enter into variance and volatility swaps. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset. A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a specified underlying asset over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of the specified underlying asset increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectus, the Adviser expects additional derivative instruments and other hedging or risk management techniques to develop from time to time. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations, operating policies and applicable regulatory authorities.

Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Additionally, depending upon certain market and economic conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. A sharp rise in interest rates or an economic downturn may cause issuers that have paid regular dividends or distributions to shareholders to abruptly reduce or eliminate its dividend. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. This may limit the ability of the Fund to produce current income.

Distressed Securities. The Fund may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. In addition, investments of the Fund may become distressed or bankrupt following the Fund’s initial acquisition of the security. Historically, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher occurrence of default by the issuers of these instruments. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be speculative.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Distressed investments may require active participation by the Adviser in the restructuring of the Fund’s investment or other actions intended to protect the Fund’s investment; however, there may be situations where the Adviser may determine to not so participate due to regulatory, tax or other considerations. In addition, the Fund may participate on creditors’ committees to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to additional expenses (including legal fees) and may make the Fund an “insider” of the issuer for purposes of the federal securities laws. This may result in increased litigation risks to the Fund or may restrict the Adviser’s ability to dispose of the security.

There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Equity Securities. Equity securities include common stocks, preferred stocks and securities convertible into common stocks. Common stock represents an ownership interest in a company. Preferred stock has a preference over common stock in liquidation, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income. The value of the equity securities the Fund holds may decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected.

Exchange-Traded Notes. The Fund may invest in exchange traded notes (“ETNs”). ETNs are securities that combine aspects of a bond and an exchange-traded fund (“ETF”). ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates may lower the Fund’s value and the overall return on your investment as high interest rates could drive down the prices of bonds and other fixed income securities. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Actions taken by the U.S. Federal Reserve (“Fed”) or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s performance. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell some or all of its bond holdings at any given time.

Foreign Securities. The Fund may invest in foreign securities. The Fund may invest in securities issued by foreign governments, agencies, corporations and money market instruments. Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Most of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. Financial or accounting information with respect to issuers located in these countries may not reflect the issuer’s financial position in the same way as it would be reflected if the financial and accounting information had been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, it may be difficult to assess the value or prospects of an investment in such issuers. It may also be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging markets. For example, the costs of maintaining custody of foreign securities exceeds custodian costs for domestic securities and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income and capital gains from certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. In addition, the Fund may invest in passive foreign investment companies, which are subject to additional federal income tax considerations, as described further in the “General Trust Information—Federal Income Tax Matters” section.

The economies of individual emerging market and developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that favorable economic developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation in the past. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

The imposition of sanctions, trade restrictions (including tariffs and other trade barriers) and other government restrictions by the United States or other governments could, among other things, (i) restrict or eliminate the Fund’s ability to purchase, sell or value foreign securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, (ii) significantly delay or prevent the settlement of certain foreign securities transactions, and (iii) force the Fund to sell or otherwise dispose of foreign securities at inopportune times or prices.

Investments in some foreign countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to portfolio shareholders. Further, no accounting standards exist in certain foreign countries.

The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The system of share registration and custody in some emerging market countries may create certain risks of loss (including in some cases the risk of total loss) and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There is an increased risk of uninsured loss due to lost, stolen or counterfeit stock certificates or unauthorized trading, or other fraudulent activity.

A Fund that has exposure to certain countries can be expected to be impacted by the political (including geopolitical) and economic conditions within such countries.

Depositary Receipts. Foreign securities may be purchased through depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR and GDR depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders with respect to the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Risks of Investing in Russia. On February 24, 2022, Russia invaded Ukraine and the resulting war is ongoing. The United States and other countries have responded by imposing broad-ranging economic sanctions on Russia and certain Russian individuals, corporations and banking entities, including the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions and other intergovernmental actions may result in devaluation of Russian currency, a downgrade in credit ratings of Russian securities or those of companies located in or economically tied to Russia, a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, and increased market volatility and disruption in Russia and throughout the world. These sanctions will result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. In addition, retaliatory action by the Russian government could involve the seizure of assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results have harmed Russia’s economy, disrupted the markets for certain Russian commodities, such as oil and natural gas, affected global supply chains, and resulted in higher inflation. It is impossible to predict the extent and duration of Russia’s military or other hostile actions (including espionage and cyber attacks), the United States and other countries’ sanctions, Russia’s retaliatory actions and resulting market disruptions, including declines in its stock markets, the value of Russian sovereign debt and the value of the Russian ruble against the U.S. dollar.

Risks of Investing in China. By investing in securities or instruments that are economically tied to the PRC excluding Hong Kong, Macau and Taiwan, the Fund is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. The PRC has had a relatively stable political environment in recent periods but such stability is not guaranteed to continue. The Fund’s exposure to the PRC is also subject to certain other risks including, among others, risks associated with (i) inefficiencies associated with inconsistent growth, (ii) the limited operating history and relatively small size of many companies in China, (iii) the potential for, at times significant, government intervention in markets or the economy at large, (iv) the uncertainty inherent in, and potential changes that could be made in respect of, the rules and regulations of the market access programs that govern many investments in the PRC, and (v) uncertainty in whether the PRC’s government is committed to continuing economic reforms. In addition to these risks, the relationship between the PRC and Taiwan and/or the PRC and Hong Kong may present a risk to the Fund’s investment in either the PRC, Taiwan or Hong Kong. Controls on foreign investment in the PRC and limitations on repatriation of invested capital present additional risks for the Fund’s investment in the PRC. Although there has been a recent relaxation of requirements governing the repatriation of funds under certain market access programs, it is not clear whether and how these relaxed requirements will be implemented in practice. As a result, due to regulatory requirements in the PRC, the Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time—which could result in losses for the Fund. Securities exchanges in the PRC also typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of the Fund’s investments.

In December 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act (“HFCAA”). The HFCAA provides that after three consecutive years of determinations by the U.S. Public Company Accounting Oversight Board (“PCAOB”) that positions taken by authorities in China obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the PRC to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. Such access has been followed by multiple settled PCAOB disciplinary orders involving China-based firms. To the extent the PCAOB is unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent the Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

The Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships (such as powers of attorney, equal pledge agreements and other services or business cooperation agreements) with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese companies.

Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.

The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States. There is also the risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as a Fund) from investing in certain Chinese issuers, which may negatively affect the liquidity and price of their securities.

While VIEs are a longstanding industry practice, well known to Chinese officials and regulators, VIEs are not formally recognized under Chinese law. The Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure. Other risks associated with such investments include the risk that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

On February 17, 2023, the China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”), which went into effect on March 31, 2023.

The Trial Measures and its implementing guidelines require Chinese companies that pursue listings outside of Mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. Although the Trial Measures and its implementing guidelines do not prohibit the use of VIE structures, they do not serve as a formal endorsement either. Investments involving a VIE may also pose additional risks because the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and the directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Investments involving a VIE may also pose additional risks because the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and the directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company.

Risks of Investing through China Stock Connect. The Shanghai-Hong Kong and Shenzhen-Hong Kong stock connect program (the “Stock Connect”) is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the Shanghai Stock Exchange (“SSE”), the Shenzhen Stock Exchange (“SZSE”) and China Securities Depositary and Clearing Corporation Limited (“ChinaClear”) with an aim to achieve mutual stock market access between the PRC and Hong Kong.

Quota Limitations. The Stock Connect is subject to quota limitations; in particular, once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded, buy orders will be rejected (although investors will be permitted to sell their cross-boundary securities regardless of the quota balance). Therefore, quota limitations may restrict the Fund’s ability to invest through the Stock Connect on a timely basis, and the Fund may not be able to effectively pursue its investment strategy.

Legal/Beneficial Ownership. The SSE and SZSE A-shares in respect of the Fund are held by the Depositary/sub-custodian in accounts in the Hong Kong Central Clearing and Settlement System maintained by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as central securities depositary in Hong Kong. HKSCC in turn holds the SSE and SZSE A-shares, as the nominee holder, through an omnibus securities account in its name registered with ChinaClear. The precise nature and rights of the Fund as the beneficial owner of the SSE and SZSE A-shares through HKSCC as nominee is not well defined under PRC law. Because HKSCC is only a nominee holder and not the beneficial owner of SSE or SZSE A-shares, in the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, investors should note that SSE and SZSE A-shares will not be regarded as part of the general assets of HKSCC available for distribution to creditors even under Mainland China law. However, HKSCC will not be obliged to take any legal action or enter into court proceedings to enforce any rights on behalf of investors in SSE or SZSE A-shares in Mainland China. Foreign investors, like the Fund investing through the Stock Connect holding the SSE or SZSE A-shares through HKSCC, are the beneficial owners of the assets and are therefore eligible to exercise their rights through the nominee only.

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each has become a participant of the other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants, and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house. As the national central counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission. The chances of ChinaClear default are considered to be remote. In the remote event of a ChinaClear default, HKSCC’s liabilities in SSE and SZSE A-shares under its market contracts with clearing participants will be limited to assisting clearing participants in pursuing their claims against ChinaClear. HKSCC should in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the Fund may suffer delay in the recovery process or may not fully recover its losses from ChinaClear.

Suspension Risk. Each of the Stock Exchange of Hong Kong (“SEHK”), SSE and SZSE reserves the right to suspend trading if necessary for ensuring an orderly and fair market and that risks are managed prudently. Consent from the relevant regulator would be sought before a suspension is triggered. Where a suspension is effected, the Fund’s ability to access the PRC market will be adversely affected.

Differences in Trading Day. The Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is therefore possible that there are occasions when it is a normal trading day for the PRC market but the Fund cannot carry out any trading via the Stock Connect. The Fund may be subject to a risk of price fluctuations during the time when the Stock Connect is not trading as a result.

Restrictions on Selling Imposed by Front-end Monitoring. PRC regulations require that before an investor sells any A-share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on sell orders of its participants (i.e., the stock brokers) to ensure there is no over-selling. If the Fund intends to sell certain A-shares it holds, it must transfer those shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, the Fund may not be able to dispose of its holdings in a timely manner.

Operational Risk. The Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are permitted to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. The securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an on-going basis. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connect could be disrupted. The Fund’s ability to access the market (and hence to pursue its investment strategy) may be adversely affected.

Regulatory Risk. The Stock Connect is a novel concept. The current regulations are relatively new and untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change and there can be no assurance that the Stock Connect will not be abolished. New regulations may be issued from time to time by the regulators/stock exchanges in the PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under the Stock Connect. The Fund may be adversely affected as a result of such changes.

Recalling of Eligible Stocks. When a stock is recalled from the scope of eligible stocks for trading via the Stock Connect, the stock can only be sold but is restricted from being bought. This may affect the investment portfolio or strategies of the Fund, for example, if the Adviser wishes to purchase a stock that is recalled from the scope of eligible stocks.

No Protection by Investor Compensation Fund. Investment in SSE and SZSE A-shares via the Stock Connect is conducted through brokers, and is subject to the risks of default by such brokers’ in their obligations. Investments of the Fund are not covered by the Hong Kong’s Investor Compensation Fund, which has been established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in respect of SSE and SZSE A-shares via Stock Connect do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited, they will not be covered by the Investor Compensation Fund. Therefore, the Fund is exposed to the risks of default of the broker(s) it engages in its trading through the Stock Connect.

Forward Foreign Currency Transactions. The foreign securities held by the Fund may be denominated in foreign currencies and the Fund may hold foreign currency in connection with such investments. As a result, the value of the assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have historically experienced a steady devaluation relative to the U.S. dollar. Any continued devaluations in the currencies in which the Fund’s securities are denominated may have a detrimental impact on the Fund.

The Fund may enter into forward foreign currency contracts (“forward currency contracts”) in an effort to control some of the uncertainties of foreign currency rate fluctuations. The Fund may engage in forward currency contracts as an attempt to hedge against changes in foreign currency exchange rates affecting the values of securities that the Fund holds or intends to purchase. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Fund will not engage in forward currency contracts in which the specified future date is more than one year from the time of entering into the contract.

The Fund may also enter into forward currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

The Fund may use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when the Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a forward currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the forward currency contract during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if the Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a forward currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, the Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction that involves the purchase or sale of an offsetting contract. An offsetting contract terminates the Fund’s contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Fund realizes a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities the Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Fund will depend on the ability of the Adviser to accurately predict future currency exchange rates.

Foreign Currency Futures. The Fund may enter into foreign currency futures. Generally, foreign futures contracts will be executed on a U.S. exchange. To the extent they are not, however, engaging in such transactions will involve the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic (U.S.) exchange regulates the activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures transaction occurs. Therefore, entities (such as the Fund) that trade foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, CFTC regulations, the rules of the National Futures Association or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract is placed and the time it is liquidated, offset or exercised.

High-Yield/High-Risk Securities. The Fund may invest in high-yield/high-risk securities. High-yield/high-risk securities (or “junk” bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc.).

High-yield securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund’s net asset value.

The Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Hybrid Bonds. The Fund may invest in hybrid bonds. Hybrid bonds are securities that have debt and equity characteristics. Like other bonds, hybrid bonds have periodic coupon payments and a stated maturity and the issuer pays interest pretax. Like equity securities, hybrid bonds fall below senior debt in an issuer’s capital structure and have features that allow the issuer to skip payments without defaulting.

Illiquid Securities. Illiquid securities are any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board of Trustees has adopted a Liquidity Risk Management Program as required by Rule 22e-4 under the 1940 Act, pursuant to which the administrator of the Liquidity Risk Management Program (the “Liquidity Risk Management Program Administrator”) determines and monitors each security’s liquidity. The Board of Trustees has designated the Adviser’s Liquidity Risk Management Committee, which is a multidisciplinary committee comprised of individuals serving in various roles in different departments with the Adviser, as the Liquidity Risk Management Program Administrator.

Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, the Fund’s assets could potentially experience significant levels of illiquidity.

Inflation. The Fund’s investments are subject to inflation risk, which is the risk that the real value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline as can the purchasing power of the Fund’s distributions). The Fund’s dividend rates or borrowing costs, where applicable, may increase during periods of inflation. This may further reduce the Fund’s performance. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change). The rate of inflation in many countries worldwide has increased in recent years due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Risks associated with inflation are greater for debt instruments with longer maturities and especially those that pay a fixed rather than the variable interest rate. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets. There is no guarantee that actions taken by the Fed and other governmental bodies to reduce inflation will be effective.

Investment Companies. Subject to the provisions of the 1940 Act and rules thereunder, the Fund may invest in the shares of investment companies that may include ETFs or business development companies. Investment in other investment companies may provide advantages of diversification and increased liquidity; however, when the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. In addition, investments in unit trusts and country funds permit diversified investments in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the Fund’s assets, while reducing the risks associated with investing in certain smaller foreign markets. Investments in such vehicles should provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets; however, when the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Aggressive Investment Technique Risk. Other investment companies may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Another investment company’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the other investment company to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes another investment company to risks different from, or possibly greater than, the risks associated with investing directly in securities on which the aggressive technique is based, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each other investment company expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and another investment company will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust another investment company’s position in a particular instrument when desired.

Borrowing/Leverage Risk. Other investment companies may borrow money for investment purposes, commonly referred to as “leveraging.” As a result, the other investment company’s exposure to fluctuations in the price of its assets will be increased as compared to its exposure if the fund did not borrow. Borrowing activities by another investment company will amplify any increase or decrease in the net asset value of the fund. In addition, the interest which the other investment company pays on borrowed money, together with the additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the other investment company compared with what it would have been without borrowing. When the other investment company borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at the time.

Commodity Risk. Investing in other investment companies that have exposure to investments in the commodities market may subject the Fund to greater volatility than investments in traditional securities. Commodities include metals, energy, agricultural products, livestock and minerals. Certain other investment companies may buy certain commodities (such as gold) or may invest in commodity-linked derivative instruments. The value of commodities, commodity-linked investments, derivatives and commodity contracts are affected by a variety of factors, including, but not limited to: global supply and demand, changes in inflation and interest rates, commodity index volatility, foreign currency exchange rates and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events, epidemics and public health emergencies and economic, political and regulatory developments. The Fund’s ability to invest in other investment companies that invest in or have exposure to investments in the commodities market may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Concentration Risk. Some other investment companies may be concentrated in a narrow industry. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the other investment company will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. An index-based other investment company may have significant exposure to individual companies or industry sectors that constitute a significant portion of the referenced index. As a result, such an other investment company will be more susceptible to the risks associated with that specific company or industry sector, which may be different from the risks generally associated with the companies contained in the index. In addition, the Fund may invest in investment companies that focus on hedging or alternative investment strategies.

Correlation Risk. There is a risk that changes in the value of hedging instruments used on other investment companies will not match those of the investment being hedged. Other investment companies benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional funds.

Currency Risk. The Fund’s assets and net asset value are denominated in U.S. dollars. Investing in other investment companies that have exposure to currencies other than the U.S. dollar involves certain risks. The value of such other investment company’s shares relates directly to the value of foreign securities held by the other investment company. Fluctuations in the price of foreign securities could materially and adversely affect the value of the other investment company’s shares. The price of the currency may fluctuate widely. Several factors may affect the price of the currency, including, but not limited to: debt level and trade deficit; inflation rates of the United States and foreign countries and investors’ expectations concerning inflation rates; investment and trading activities of funds, hedge funds and currency funds; and global or regional political, economic or financial events and situations. In addition, a currency may not maintain its long-term value in terms of purchasing power in the future. When the price of the country’s currency declines relative to another currency, it is expected that the price of another investment company’s holding such a currency will decline as well.

Distressed and Defaulted Securities Risk. The other investment companies may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Geographical Concentration Risk. Certain other investment companies that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date or could continue to occur in countries that have already experienced such devaluations. As a result, other investment companies that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

Non-Diversified Risk. Certain other investment companies have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of the other investment company more susceptible to a single economic, political or regulatory event than a diversified mutual fund or ETF might be. This risk may be particularly acute with respect to another investment company whose index underlying its benchmark comprises a small number of stocks or other securities.

Large Redemptions. Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser would otherwise decide to do so. In such circumstances, the large redemption activity could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance. Periods of market illiquidity may exacerbate this risk for fixed income and money market funds. To the extent the Fund is invested in a money market fund, regulation applicable to money market funds may subject the Fund’s redemption from such money market fund to liquidity fees and/or redemption gates under certain circumstances, including in periods of market illiquidity. Large redemptions may also result in increased expense ratios (including as a result of the Fund’s expenses being allocated over a smaller asset base), higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of the Fund’s portfolio because the Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. Large redemptions may result in the Fund no longer remaining at an economically viable size, in which case, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments in the Fund at an inopportune time.

Large Trade Notifications. The Fund or its agent may from time to time receive notice that a current or prospective investor will place, or that a financial intermediary has received, a purchase, redemption or exchange order for a large trade in the Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time the Fund enters into portfolio transactions based on those orders and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The current or prospective shareholder or financial intermediary, as applicable, may not, however, ultimately process the order. In this case, (i) if the Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if the Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the current or prospective shareholder or financial intermediary, as applicable, indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Lending. The Fund has no present intention to lend portfolio securities.

Limited Liability Companies (“LLCs”). Consistent with its investment objective and policies and subject to the limitations of the Code and the 1940 Act, the Fund may invest in common units or other securities of LLCs, including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. LLCs typically do not pay federal income tax at the entity level and are typically required by their operating agreements to distribute a large percentage of their current operating earnings. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

Market Conditions and Events. As global economies and financial markets become increasingly interconnected, political, economic and other conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease, epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political (including geopolitical) or economic conditions or events. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to such conditions and events that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, such negative political (including geopolitical) and economic conditions and events could disrupt the processes necessary for the Fund’s operations.

U.S. and global markets recently have experienced and may continue to experience increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

In addition, certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

New Companies. The Fund may invest its assets in the securities of companies with continuous operations of less than three years (“new companies”). Investments in new companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of new companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer securities outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such securities without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies’ securities could significantly decline in value.

Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in more established, larger companies.

Non-Diversification Risk. The Fund is non-diversified, meaning it is permitted to invest a larger percentage of its respective assets in fewer issuers than diversified funds. Thus, Fund may be more susceptible to adverse developments affecting any single issuer held in its respective portfolio and may be more susceptible to greater losses because of these developments.

Publicly Traded Partnerships. Publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Fund may invest in publicly traded partnerships that are treated as partnerships for federal income tax purposes. These include master limited partnerships (“MLPs”) and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Fund may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but the Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by the Fund are less than the Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Fund. In addition, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by the Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in the Fund’s cash flow and there could be a material decrease in the value of the Fund’s shares. The Fund will not acquire any interests in MLPs that are believed to expose the assets of the Fund to liabilities incurred by the MLP.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type of property and may concentrate their investments in particular geographical areas. REITs issue stocks and most REIT stocks trade on the major stock exchanges or over-the-counter. REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of an investment in that REIT.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that the Fund is entitled to sell the underlying collateral. The loss, if any, to the Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Adviser will review and monitor the creditworthiness of broker-dealers and banks with which the Fund enters into repurchase agreements. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund would be in a position where more of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(a)(2) commercial paper deemed to be liquid), than is permitted by its investment restrictions, the Fund will take such steps as it deems advisable, if any, in accordance with its procedures for monitoring liquidity.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities.

Royalty Income Trusts. A royalty income trust is a trust whose securities are listed on a securities exchange, generally in Canada or the U.S., and that controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. Royalty income trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on royalty income trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policies adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a royalty income trust to finance internal growth through exploration is limited. Royalty income trusts generally grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Royalty income trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Section 4(a)(2) Paper. The Fund may invest in commercial paper issued in reliance upon the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933 (“Section 4(a)(2) paper”). The Fund may also invest in Section 4(a)(2) paper from time to time in connection with certain mortgage-backed transactions. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable Section 4(a)(2) paper to be liquid; however, pursuant to the procedures approved by the Board of Trustees, if a particular investment in Section 4(a)(2) paper is not determined to be liquid, that investment will be included within the limitation on illiquid securities. Information on the procedures for liquidity determinations for the Fund’s portfolio holdings and the ongoing monitoring of Fund liquidity is provided under the heading “Illiquid Securities.”

Short Sales. The Fund can sell securities short. Selling securities short involves selling securities the seller (e.g., the Fund) does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. In a short sale, the proceeds the seller receives from the sale may be retained by the broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

Short-Term Trading. The Fund may engage in short-term trading. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading would be expected to increase the Fund’s portfolio turnover rate and the expenses incurred in connection with such trading and may result in recognition of greater levels of short-term capital gain, which is taxed to shareholders as ordinary income when distributed by the Fund.

Temporary Defensive Position. The Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed if, in the judgment of the Adviser, investments in the Fund’s usual markets or types of investments become decidedly unattractive because of current or anticipated non-normal market conditions, including adverse economic, financial, political and social factors. For temporary defensive purposes, the Fund may invest up to 100% of its assets in other types of securities or assets, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. At such time as the Adviser determines that the Fund’s defensive strategy is no longer warranted, the Fund will adjust its portfolio back to its normal complement of securities as soon as practicable. When the Fund is invested defensively, it may not meet its investment objective.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government securities may include “zero-coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government securities in the Fund’s portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in U.S. Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Ginnie Mae Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Fund may invest in instruments having rates of interest that are adjusted periodically or that “float” continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments (“Variable Rate Securities”). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as the secured overnight financing rate, a bank’s prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. The Fund may invest in Variable Rate Securities that have a demand feature entitling the Fund to resell the securities to the issuer or a third-party at an amount approximately equal to the principal amount thereof plus accrued interest (“Variable Rate Demand Securities”). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities.

Warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued or Delayed Delivery Transactions. The Fund may purchase newly issued securities on a when-issued basis and may purchase or sell portfolio securities on a delayed delivery basis (including on a to-be-announced (TBA) basis). When the Fund purchases securities on a when-issued or a delayed delivery basis, it becomes obligated to purchase the securities and it has all the rights and risks attendant to ownership of the securities, although delivery and payment occur at a later date. The Fund will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

At the time the Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Normally, settlement occurs within one month of the purchase or sale.

To the extent the Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring securities consistent with the Fund’s investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The Fund may also engage in when-issued or delayed delivery purchases for the purpose of managing risk associated with interest rate changes. The Fund reserves the right to sell securities purchased on a when-issued or delayed delivery basis before the settlement date if deemed advisable.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Book Entry.”

Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Creations and Redemptions.

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the net asset value (“NAV”) next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). Shares are either issued in exchange for a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”), or in exchange for cash (the “Cash Deposit”).

A transaction fee is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time, and the Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. To the extent the Fund does not recoup the amount of transaction costs incurred in connection with a purchase or redemption (because of the 2% cap or otherwise), those transaction costs will be borne by the Fund and may negatively affect the Fund’s performance.

In its discretion, WBIM reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is each day the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants who have entered into agreements with the Fund’s Distributor to create or redeem Creation Units will only be accepted on a Business Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE and/or the Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to)

Authorized Participants based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same Business Day credit as otherwise permitted by the SEC.

Fund Deposit

The consideration for purchase of Creation Units may consist of Deposit Securities together with the Cash Component or a Cash Deposit. Deposit Securities together with the Cash Component or the Cash Deposit constitute a “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The portfolio of securities required may be different than the portfolio of securities such Fund will deliver upon redemption of Fund shares.

The function of the Cash Component, where applicable, is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit is applicable, subject to any adjustments, as described below, in order to effect purchases of Creation Units of that Fund until such time as the next-announced composition of the Fund Deposit is made available.

Procedures of Creating Creation Units

To be eligible to place orders with the Transfer Agent and to create a Creation Unit of a Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement”). All shares of the Funds, however created, will be entered on the records of the DTC in the name of its nominee for the account of a DTC Participant.

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement and any instructions in the Transfer Agent’s electronic order system, all orders to create Creation Units of a Fund must be received by the Transfer Agent no later than the closing time of the regular trading session of the Exchange (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Fund as next determined after receipt of an order in proper form. Earlier Order Cutoff Times may apply to particular Funds, as instructed in the Transfer Agent’s electronic order system. A “Custom Order” may be placed by an Authorized Participant in the event that a Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Transfer Agent’s electronic order system. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units to be placed no later than one hour prior to the earlier closing time and the Fund requires all orders to create Creation Units to be placed no later than two hours prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.

Creation Units may be created in advance of the receipt by a Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with a Fund consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. A Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. A Fund will have no liability for any such shortfall. A Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Fund.

Orders for Creation Units that are effected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Acceptance of Creation Orders

The Trust reserves the right to reject a creation order transmitted to it by the Distributor, for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, a Fund may reject or revoke acceptance of a creation order when: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares, would own 80% or more of the currently outstanding shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Transfer Agent, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and WBIM make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, WBIM, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any subcustodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through an Authorized Participant or DTC Participant who has executed a Participant Agreement. The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of each Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash-only redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities - as published on the Business Day of the request for a redemption order received in proper form - plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described above. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Deposit Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund shares on a Business Day represent 25% or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Regular Foreign Holidays. The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than the normal settlement periods in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within the normal settlement periods is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of the Fund may trade on days that the Exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

GENERAL TRUST INFORMATION

Determination of Net Asset Value. NAV is determined as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m., Central time (4:00 p.m., Eastern time). NAV is not determined on the days that the New York Stock Exchange is closed, which generally includes the observance of New Year’s Day, Dr. Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV is not required to be computed on a day when no orders to purchase shares were received and no shares were tendered for redemption.

U.S. Equity Securities. The value of U.S. equity securities, including ETFs, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices. Investments in other investment funds which are not traded on an exchange are valued at their respective NAV per share.

Foreign Equity Securities. The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. WBIM, as the Valuation Designee (as defined below), has determined that the passage of time between when the foreign exchanges or markets close and when a Fund computes its NAV could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, a Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the New York Stock Exchange. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

U.S. and Foreign Fixed Income Securities. Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Repurchase agreements are valued at cost, which approximates fair value.

Derivative Instruments. Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

OTC swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Other Valuation Factors. Securities, and other assets, for which a market quotation is not available, or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value. The Board has appointed WBIM as the Fund’s valuation designee under Rule 2a-5 under the 1940 Act (“Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, WBIM has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. WBIM’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and WBIM’s asset-based fees.

Federal Income Tax Matters.

The following information is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances (such as alternative minimum tax consequences or Medicare contribution tax consequences) or to shareholders subject to special treatment under U.S. federal income tax laws (such as certain financial intermediaries, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund and persons who borrow in order to acquire shares). Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

This discussion addresses only shareholders who hold Fund shares as capital assets within the meaning of Section 1221 of the Code (generally, for investment). Except where specifically addressing foreign shareholders, this discussion assumes that the shareholder is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that was created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source. If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.

Tax Status of the Fund

The Fund will elect, and intends to qualify annually, as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest; dividends; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income from interests in “qualified publicly traded partnerships,” as defined in the Code (any such income “Qualifying Income”); and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers (other than other regulated investment companies) that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more “qualified publicly traded partnerships.” For purposes of the 90% Qualifying Income requirement described above, foreign currency gains will generally be treated as Qualifying Income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from Qualifying Income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-Qualifying Income.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that the Fund distributes to its shareholders at least the sum of 90% of its “investment company taxable income” (determined prior to the deduction for dividends paid by the Fund) and 90% of its net tax-exempt interest income (if any) for each taxable year. The Fund’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) for such taxable year and with certain other adjustments. Assuming that the Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates only on any income or gain that it does not distribute in a timely manner.

The Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the nondeductible 4% U.S. federal excise tax that is imposed on certain undistributed income of regulated investment companies. In general, in order for the Fund to avoid the 4% U.S. federal excise tax, the Fund must distribute in each calendar year at least (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If for any taxable year a Fund did not qualify for the special U.S. federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income would be subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and all distributions out of its current or accumulated earnings and profits would be taxable as dividend income. In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his shares, dividend distributions would be eligible for the dividends-received deduction in the case of a corporate shareholder, and if received by a non-corporate shareholder would be taxable to the shareholder as “qualified dividend income,” which is subject to tax at the rates applicable to long-term capital gain (currently, a maximum rate of 20%). In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. However, if the Fund fails to satisfy the income test or diversification test described above, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

If the Fund receives an “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC, as well as gain from the sale of PFIC stock, are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under a qualified electing fund election that currently is available in certain circumstances, the Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund has elected, or intends to elect, to mark-to-market its investments, if any, in PFICs. The Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Certain other investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. In addition, some of the Fund’s investments, such as the Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income by the Fund or defer Fund losses. These provisions may result in the Fund’s “marking-to-market” certain types of positions in its portfolio (i.e., treating them as if they were sold at the end of each taxable year). The application of these rules to the Fund could affect the character, amount and timing of distributions to shareholders.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in foreign currencies, to the extent attributable to fluctuations in exchange rates, are also treated as ordinary income or loss. The Fund may enter into forward foreign currency contracts to hedge against changes in foreign currency exchange rates. These transactions may result in ordinary income or loss, unless the Fund makes an election to treat such transactions as capital transactions.

The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, the Fund may have to dispose of other securities and use the proceeds to make distributions in order to satisfy these distribution requirements.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Foreign Taxes.

Dividends, interest, capital gains and other income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce shareholders’ return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder would (a) include in gross income (in addition to dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign-source taxable income. If a Fund makes the “pass-through” election, the portion of dividends paid by the Fund from its foreign-source income (e.g., dividends paid by foreign companies) will be treated as foreign-source income. The Fund’s gains and losses from the sale of securities, and its foreign currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign-source “passive income,” including the portion of dividends received from the Fund that qualifies as foreign-source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s pro rata share of the foreign income taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by holding period requirements applicable both to the Fund’s investment in the foreign shares and to the shareholder’s investment in Fund shares.

If a Fund does not meet the requirements of the Code necessary to make the “pass-through” election or does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

Distributions.

Distributions to shareholders of a Fund’s investment company taxable income (other than “qualified dividend income”), including distributions of net short-term capital gains, will be taxable as ordinary income to shareholders. Distributions (or deemed distributions, as described below) of the Fund’s net capital gains will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder. Long-term capital gains recognized by individuals and other non-corporate shareholders are currently subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of such shareholder’s adjusted basis in his shares, and as a capital gain thereafter. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds or falls short of the current and accumulated earnings and profits of the Fund.

Provided that the shareholder satisfies the applicable holding period and other requirements with respect to his shares, (i) distributions of a Fund’s “qualified dividend income” will be treated as “qualified dividend income” received by an individual or other non-corporate shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain and (ii) shareholders that are corporations may be entitled to claim a dividends-received deduction for the portion of Fund distributions that is attributable to certain dividend income received by the Fund.

If a Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to include its share of such undistributed net capital gain in income as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Fund shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year. A shareholder’s tax liability for such distributions will depend on the shareholder’s particular tax situation.

Shareholders whose Fund distributions are reinvested in additional shares of a Fund will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. Thus, distributions of investment company taxable income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return.

Distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s adjusted tax basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time will include the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Annual year-end distribution estimates, if any, are expected to be available beginning in October or November of each year, and may be updated from time to time, on the William Blair Funds website at im.williamblair.com. A distribution will be treated as paid during a calendar year if it is declared by a Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Distributions paid in January will be taxable to you as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Sale of Shares.

When a shareholder’s shares are sold or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale of such shares, then any loss the shareholder realizes on the sale will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized on a sale of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Medicare Tax.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from sales or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding and Information Reporting.

Payments on the shares and proceeds from a redemption or other disposition of shares will generally be subject to information reporting. Such amounts will be subject to backup withholding, currently at the rate of 24%, if payable to shareholders who fail to provide the Fund (or other payor) with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain types of shareholders are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust. This disclosure assumes that (i) a foreign shareholder’s ownership of shares in a Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States, (ii) the foreign shareholder is not an expatriate of the United States, (iii) the foreign shareholder does not own, and has not owned, actually or constructively, more than 5% of the Fund’s shares and (iv) the foreign shareholder is not an individual who is present in the United States for 183 days or more in any taxable year. A distribution of the Fund’s investment company taxable income to a foreign shareholder, including a deemed distribution as a consequence of the Fund’s election to pass through foreign taxes paid by the Fund, will generally be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. Provided that certain requirements are satisfied, this withholding tax will not be imposed on properly reported dividends paid by the Fund to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the foreign shareholder (“interest-related dividends” and “short-term capital gain dividends,” respectively). In general, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of shares in the Fund.

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from a Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

Information returns will be filed with the IRS in connection with certain payments on the shares. A foreign shareholder may be subject to U.S. backup withholding on distributions that are otherwise exempt from withholding tax or on the proceeds from a redemption or other disposition of shares if such foreign shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the foreign shareholder’s U.S. federal income tax liability, if any, and may entitle the foreign shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding tax on “interest-related dividends” (if any) and “short-term capital gain dividends” (if any), to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Fund dividends under an income tax treaty, a foreign shareholder must generally deliver to the relevant Fund or other withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Fund-level taxes imposed on undistributed net capital gains, any U.S. withholding taxes or any backup withholding on Fund distributions, a foreign shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return (which may entail significant administrative burden).

The Fund does not expect to be a “United States real property holding corporation” for U.S. federal income tax purposes. Foreign shareholders should consult their tax advisors regarding the potential tax consequences to them if the Fund is or was a “United States real property holding corporation.”

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments to certain foreign entities (including financial intermediaries) of dividends on Fund shares unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). If FATCA withholding is imposed, a beneficial owner of shares that is not a foreign financial institution (as specifically defined for purposes of FATCA) generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign shareholders should consult their tax advisors regarding the possible implications of FATCA on their investment in the Fund.

Creation Units.

As a result of U.S. federal income tax requirements, the Trust, on behalf of the Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash paid. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.

State, Local and Foreign Taxes.

In addition to federal income taxes, shareholders of a Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of shares in their own states and localities.

Tax Basis Information.

Reporting to a shareholder and the IRS is required annually on Form 1099-B with respect to the adjusted tax basis and holding period of a shareholder’s shares and a shareholder’s gain or loss when shares of a Fund are sold or redeemed. You should contact your financial intermediary with respect to reporting of cost basis and available elections with respect to your account. Please consult your tax advisor with regard to your particular circumstances.

Premium/Discount Information

Information regarding how often the closing trading price of the shares of the Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the shares of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at im.williamblair.com.

Continuous Offering Information

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the listing exchange is satisfied by the fact that the prospectus is available at the listing exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP audits and reports upon the Trust’s annual financial statements, reviews certain regulatory reports, reviews the Trust’s federal and state tax returns and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

Custodian. The Trust’s custodian, State Street Bank and Trust Company (“State Street”), has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust, as well as certain bookkeeping, data processing and administrative services pertaining to the Trust’s operations, including compliance monitoring and preparation of the Trust’s tax returns.

Transfer Agent Services. State Street is the Trust’s transfer agent and dividend-paying agent.

Reports to Shareholders. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements, once available.

Description of Shares and Voting Rights. Fund shares will trade on the Exchange at market prices that may be below, at or above NAV. The Fund is redeemable only in Creation Units and, generally, in exchange for portfolio securities and a specified cash payment.

Under the Trust’s Declaration of Trust, dated as of May 12, 2026 (“Declaration of Trust”), the Trustees have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the shareholders of any series, to, among other things, (i) divide the beneficial interest in each series into shares, with or without par value as the Trustees shall determine (provided that unless the Trustees shall otherwise determine, all shares shall have no par value), (ii) to issue shares without limitation as to number (including fractional shares and shares held in the treasury), to such persons and for such amount and type of consideration, including cash or securities (or any combination thereof), at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish, designate and classify and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each series as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing series and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to classify or reclassify or to change in any manner any shares of the Trust or any series into shares of one or more series (whether the shares to be classified, reclassified or changed are issued and outstanding or unissued and whether such shares constitute part or all of the shares of the Trust or such series), (v) to change the name of any series thereof, (vi) to dissolve and terminate any one or more series thereof and (vii) to take such other action with respect to the shares of the Trust or any series as the Trustees may deem desirable. The Declaration of Trust provides that all liabilities held with respect to a particular series and all expenses, costs, charges and reserves attributable to that series shall be enforceable against the assets held with respect to such series only and not against the assets of the Trust generally or against the assets held with respect to any other series and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other series thereof shall be enforceable against the assets held with respect to such series, except that any general liabilities of the Trust that are not readily identifiable as being held with respect to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Subject to the Declaration of Trust, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. The Declaration of Trust further provides that ownership of shares shall not make any shareholder a third-party beneficiary of any contract or agreement entered into by the Trust or any series and shareholders shall have no rights, privileges, claims, or remedies under any contract or agreement.

As of the date of this SAI, the Trustees have authorized the issuance of shares. Additional series may be added in the future. When issued for the consideration described in the Funds’ Prospectus, shares are duly authorized, fully paid and non-assessable. The Trustees have the power, however, to cause each shareholder, or each shareholder of any particular series, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem shares for any reason as determined by the Trustees, in their sole discretion, or otherwise in accordance with the Declaration of Trust.

The 1940 Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriter contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of shareholders, either (i) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value of the shares, in each case determined at the close of business on the record date or such other time as may be determined by the Trustees, shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. In the absence of any designation to the contrary, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. The Trust is not required to hold annual meetings of shareholders for the election of Trustees or the transaction of any other business except as required by the 1940 Act or other applicable federal law, or as otherwise determined by the Trustees, in their sole discretion, and the Trust does not intend to hold such meetings. All shares of the Trust then entitled to vote shall be voted in aggregate on any matters submitted to a vote of the shareholders, except (i) when required by the 1940 Act, shares shall be voted by individual series and (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series thereof, may be called by the Trustees, certain officers or upon the request of shareholders as provided in the Trust’s By-Laws. A meeting of shareholders will be held to vote on the removal of a Trustee or Trustees if requested in writing by holders of not less than 10% of the outstanding shares of the Trust. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters set forth in the Declaration of Trust and such other matters as the Trustees may otherwise consider necessary or desirable in their sole discretion. The Trust’s By-Laws provide that Trustees shall be elected by a vote of a plurality of the votes cast by shareholders present in person or by proxy and all other matters shall be decided by a majority of the votes cast by shareholders present in person or by proxy, provided that, if the matter to be voted on is one for which an express provision of the 1940 Act requires a different vote, then such matter shall be decided by the vote required by the 1940 Act.

The Declaration of Trust provides for indemnification of “covered persons”. “Covered persons” are every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise. Under Delaware Law, the shareholders of a series are not generally subject to liability for the debts or obligations of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series. The Declaration of Trust also provides that neither the Trust nor the applicable series shall be responsible for satisfying any obligation arising from such a claim that has been settled by a shareholder without the prior written notice to, and consent of, the Trust. The Declaration of Trust further provides that, except as otherwise specifically provided in the Declaration of Trust or By-Laws of the Trust, the Trust shall have no obligation to indemnify or hold harmless any shareholder against any loss or expense arising under any circumstances whether in connection with a proceeding of any kind or otherwise.

The Declaration of Trust states that the Trust shall continue without limitation of time but the Trust may be dissolved at any time by the Trustees (without shareholder approval) and any series may be dissolved at any time by the Trustees (without shareholder approval). In addition, the Declaration of Trust provides that the Trustees may take other actions without shareholder approval such as to (i) cause the Trust to convert to or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law), to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) sell or convey all or substantially all of the assets of the Trust or any series to another series of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected series, and that may include shares of such other series of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof), (iii) at any time sell or convert into money all or any part of the assets of the Trust or any series, (iv) cause the Trust, or any one or more of its series, to cease listing its shares on a securities exchange and to cease operating as an

“exchange-traded” open-end management investment company, in reliance on certain exemptions under the 1940 Act, or (v) cause the Trust, or any one or more of its series, to modify its investment objective and/or strategy.

The Declaration of Trust and By-Laws may be amended and/or restated from time to time subject to their terms and by the Trustees. The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote or consent. However, shareholders of the Trust have the right to vote on any amendment (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.

In addition to certain requirements under Delaware law, the Trust’s charter documents contain provisions regarding derivatives claims of shareholders. Under these provisions, prior to the commencement of a derivative action, a shareholder must make a written demand on the Board requesting that the Board cause the Trust to file the action itself on behalf of the Trust or the affected Fund. Within 60 calendar days, or longer, of the receipt of a shareholder demand submitted in accordance with the requirements of the Trust’s charter documents, the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund, as applicable.

With the exception of any claims arising under federal securities laws, any claims brought by or in the right of any shareholder or any person claiming any interest in any Fund shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Trust, its charter or any Fund, including any claim of any nature against the Trust, a Fund, the Trustees or officers or employees of the Trust, shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware; provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law. As a result of these provisions, shareholders may have to bring suit in an inconvenient and less favorable forum. In connection with any such claim brought in the Superior Court in the State of Delaware, all shareholders irrevocably waive the right to a trial by jury to the fullest extent permitted by law. Furthermore, if any shareholder initiates or asserts such a claim in a court other than the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware or the Federal District Courts of the United States of America, as applicable, without the written consent of the Trust, then each such shareholder shall be obligated jointly and severally to reimburse the Trust and any officer or Trustee of the Trust made a party to such claim for all fees, costs and expenses of every kind and description (including all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with any successful motion to dismiss, stay or transfer such claim.

TRUST HISTORY

The Trust is a Delaware statutory trust organized under a Declaration of Trust dated May 12, 2026 and by a Certificate of Trust filed on May 13, 2026. The Board of Trustees of the Trust may establish additional portfolios with different investment objectives, policies and restrictions in the future.

FINANCIAL INFORMATION OF THE TRUST

The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the filing on Form N-CSR for the fiscal year ended December 31, 2025 with respect to the Predecessor Fund, which was filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR on February 26, 2026 (Accession Number: 0001193125-26-076075), are incorporated by reference into this SAI. No other portions of the Predecessor Fund’s filing on Form N-CSR are incorporated by reference herein.

APPENDIX A

RATINGS OF DEBT OBLIGATIONS

COMMERCIAL PAPER RATINGS

A S&P Global Ratings commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Standard and Poor’s for commercial paper:

“A-1”—A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2”—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”—A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”—A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings’ short-term ratings apply generally to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1”—Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”—Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

“F-3”—Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—High Short-Term Default Risk. Default is a real possibility.

“RD”—Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

CORPORATE LONG-TERM DEBT RATINGS

The following summarizes the ratings used by S&P Global Ratings for corporate and municipal debt:

“AAA”—An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”—An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The following summarizes the ratings used by Fitch Ratings for corporate bonds:

“AAA”—Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Highly Speculative. “B” ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”—Substantial Credit Risk. “CCC” ratings indicate that default is a real possibility.

“CC”—Very High Levels of Credit Risk. “CC” ratings indicate that default of some kind appears probable.

“C”—Exceptionally High Levels of Credit Risk. “C” indicates that default is imminent or inevitable.

Ratings in the categories of “CCC,” “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

“RD”—Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating.

“D”—Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.